UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

MAINZ BIOMED N.V.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Mainz Biomed N.V.
Robert Koch Strasse 50
55129 Mainz
Germany

Telephone: 0049 6131 5542860

March 25, 2026

Dear Shareholder:

We are pleased to invite you to attend an extraordinary meeting of shareholders of Mainz Biomed N.V. (the “Shareholders’ Meeting”). The Shareholders’ Meeting will be held at the offices of CMS, Atrium, Parnassusweg 737, 1077 DG Amsterdam, the Netherlands, on Wednesday, April 22, 2026 at 14:00 hours Central European Time.

Shareholders will only be able to attend the Shareholders’ Meeting in person. Please see “Questions and Answers About the Meeting and Voting—How Do I Vote At The Shareholders’ Meeting?” in the proxy statement (the “Proxy Statement”) accompanying this letter for information on how to attend, submit questions and vote at the Shareholders’ Meeting

We are making available to you the accompanying Notice of Shareholders’ Meeting (“Notice”), Proxy Statement and form of proxy card or voting instruction form on or about March 25, 2026. We have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. Our proxy material are also electronically available on our website at www.mainzbiomed.com. Additional details regarding admission to, and the business to be conducted at, the Shareholders’ Meeting are described in the accompanying Notice and Proxy Statement.

Only shareholders of record at the close of business on March 25, 2026 are entitled to notice of, and to vote at, the Shareholders’ Meeting.

Your vote is important. Regardless of whether you plan to attend the Shareholders’ Meeting, we hope that you will vote as soon as possible. You may vote using this proxy card mailing in the proxy card. Any proxy cards solicited through Broadridge Financial Solutions, Inc., the Company’s proxy solicitor will contain instructions and deadlines specified on such proxy card. Please review the instructions on the enclosed proxy card or voting instruction form regarding each of these voting options. Voting will ensure your representation at the Shareholders’ Meeting regardless of whether you attend the Shareholders’ Meeting.

Thank you for your on-going support of Mainz Biomed N.V.

Sincerely,

/s/ Robert Liscouski
Robert Liscouski

Chairman of the Board of Directors

MAINZ BIOMED N.V.
ROBERT KOCH STRASSE 50
55129 MAINZ
GERMANY

NOTICE OF SHAREHOLDERS’ MEETING
ON
Wednesday, April 22, 2026 AT 14:00 HOURS CENTRAL EURPOEAN TIME

ITEMS OF BUSINESS:

An extraordinary meeting of shareholders (the “Shareholders’ Meeting”) of Mainz Biomed N.V. (“We”, “Us”, “Mainz Biomed” or the “Company”) will be held at the offices of CMS, Atrium, Parnassusweg 737, 1077 DG Amsterdam, the Netherlands on Wednesday, April 22, 2026 at 14:00 hours Central European Time for the following purposes:

(1)	to ratify the selection by the board of directors of the Company (the “Board”) and the Audit Committee thereof of Reliant CPA PC (“Reliant”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”);

(2)	to approve the issuance of ordinary shares of the Company, nominal value €0.01 per share (“Ordinary Shares”), underlying (i) the Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares previously issued and sold by the Company pursuant to the terms of the Securities Purchase Agreement, dated February 13, 2026, between the Company and that certain investor party thereto (the “Purchase Agreement”) and (ii) the Series D Preferred Shares and Series E Preferred Shares to be issued pursuant to the terms of the Purchase Agreement as well as the ancillary agreements entered pursuant thereto, including issuances of any Ordinary Shares pursuant to the terms of any anti-dilution provisions applicable to such preferred shares, in each case, to comply with Listing Rules 5635(b) and 5635(d) of The Nasdaq Stock Market LLC (the “Nasdaq Compliance Proposal”);

(3)	to consider and vote on a proposal to approve an amendment to the Articles of Association of the Company (and authorization of CMS to have the deed of amendment of articles of association executed), substantially in the form of the unofficial English translation attached as Annex C hereto, to:

(a)	authorize the conversion of each Series A Preferred Share into nine (9) Ordinary Shares (the “Series A Conversion”);

(b)	authorize the conversion of each Series B Preferred Share into nine (9) Ordinary Shares (the “Series B Conversion”);

(c)	authorize the conversion of each Series C Preferred Share into nine (9) Ordinary Shares (the “Series C Conversion”);

(d)	authorize the conversion of each Series D Preferred Share into two-hundred and twenty-five (225) Ordinary Shares (the “Series D Conversion”);

(e)	authorize the conversion of each Series E Preferred Share into two-hundred and twenty-five (225) Ordinary Shares (the “Series E Conversion”);

(f)	change the name of the Company to Quantum Cyber N.V. (the “Name Change”); and

(g)

to increase (i) the number of authorized Ordinary Shares that we may issue from 45,000,000 (on a pre-Reverse Share Split Basis) to up to 900,000,000 (on a post-Reverse Share Split Basis) and (ii) the number of authorized Preferred Shares that we may issue from 5,000,000, split into 1,000,000 Series A Preferred Shares, 1,000,000 Series B Preferred Shares, 1,000,000 Series C Preferred Shares, 1,000,000 Series D Preferred Shares and 1,000,000 Series E Preferred Shares (all on a pre-Reverse Share Split Basis) to up to100,000,000, split into 20,000,000 Series A Preferred Shares, 20,000,000 Series B Preferred Shares, 20,000,000 Series C Preferred Shares, 20,000,000 Series D Preferred Shares and 20,000,000 Series E Preferred Shares (all on a post-Reverse Share Split Basis) (the “Share Capital Increase”),

collectively, the “Additional Amendment Proposal”; and

(4)	to consider and vote on a proposal to approve an amendment to the Articles of Association of the Company (and authorization of CMS Derks Star Busmann N.V., Dutch counsel to the Company (“CMS”) to have the deed of amendment of articles of association executed), substantially in the form of the unofficial English translation attached as Annex B hereto, to provide for a reverse share split of the Ordinary Shares and the Preferred Shares of the Company (the “Reverse Share Split”), that will be at a ratio ranging from one for two (1:2) to one for one-hundred (1:100) (the “Split Ratio Range”), the final determination of which shall be determined by the Board of Directors, and to authorize the Board of Directors to effect the Reverse Share Split at their discretion (the “Reverse Split Amendment Proposal”); and

(5)	to appoint David Lazar to serve as an executive director and Chief Executive Officer of the Board of Directors of the Company for a term commencing at the close of the Shareholders’ Meeting and ending at the close of the annual general meeting of the Company to be held in 2027 (the “Lazar Appointment Proposal”);

(6)	to appoint Robert Liscouski to serve as a non-executive director of the Board of Directors of the Company for a term commencing at the close of the Shareholders’ Meeting and ending at the close of the annual general meeting of the Company to be held in 2027 (the “Liscouski Appointment Proposal”);

(7)	to appoint David Natan to serve as a non-executive director of the Board of Directors of the Company for a term commencing at the close of the Shareholders’ Meeting and ending at the close of the annual general meeting of the Company to be held in 2027; (the “Natan Appointment Proposal”);

(8)	to appoint Avraham Ben-Tzvi to serve as a non-executive director of the Board of Directors of the Company for a term commencing at the close of the Shareholders’ Meeting and ending at the close of the annual general meeting of the Company to be held in 2027 (the “Ben-Tzvi Appointment Proposal” and together with the proposals in (5) through (7) above, the “Director Appointment Proposals”);

(9)	to approve an amendment to the Company’s 2025 Omnibus Incentive Plan to authorize an increase in the number of Ordinary Shares awardable thereunder to 10,000,000 (the “Incentive Plan Amendment Proposal”);

(10)	to approve amendments to the Company’s Remuneration Policy (the “Remuneration Policy Proposal”) substantially in the form of the amended and restated Remuneration Policy attached as Annex F hereto; and

(11)	to approve, pursuant to article 2:107a of the Dutch Civil Code, resolutions of the Board with regard to the Purchase Agreement and the transactions set out therein (the “Board Resolution Approval Proposal” and, together with the Proposal in (1) through (10) above, the “Proposals”).

These items of business are more fully described in the proxy statement (“Proxy Statement”) accompanying this Notice of Shareholders’ Meeting of Shareholders (“Notice”). We are not aware of any other business to come before the Shareholders’ Meeting.

After careful consideration, the Board has determined that each proposal listed above is in the best interests of the Company and its shareholders and has approved each proposal. The Board recommends a vote “FOR” the Auditor Ratification Proposal (Proposal 1), “FOR” the Nasdaq Compliance Proposal (Proposal 2), “FOR” the Additional Amendment Proposal (Proposal 3), “FOR” the Reverse Split Amendment Proposal (Proposal 4), “FOR” each of the Director Appointment Proposals (Proposal 5 through Proposal 8), “FOR” the Incentive Plan Amendment Proposal (Proposal 9), “FOR” the Remuneration Policy Proposal (Proposal 10) and “FOR” the Board Resolution Approval Proposal (Proposal 11).

All shareholders are invited to attend the Shareholders’ Meeting in person and no shareholder will be able to attend the Shareholders’ Meeting virtually. Please see “Questions and Answers About the Meeting and Voting—How Do I Vote At The Shareholders’ Meeting?” in the Proxy Statement accompanying this Notice for information on how to attend, submit questions and vote at the Shareholders’ Meeting.

WHO CAN VOTE?

You can vote at the Shareholders’ Meeting if you were a shareholder of record as of the close of business on March 25, 2026 (the “Record Date”). Only shareholders of record on the Record Date are entitled to receive this Notice and to vote at the Shareholders’ Meeting or at any postponement(s) or, continuations(s) or adjournment(s) of the Shareholders’ Meeting.

REVIEW THE PROXY MATERIALS ON OUR WEBSITE

You may also read this Notice and Proxy Statement at www.mainzbiomed.com.

AVAILABLE DATE

This Notice, the Proxy Statement and the form of proxy are collectively first being made available to shareholders on or about Wednesday, March 25, 2026 at www.mainzbiomed.com and are being mailed to our shareholders on or about Wednesday, March 25, 2026.

YOUR VOTE IS IMPORTANT. YOU MAY VOTE BY MAILING BACK A PROXY CARD ATTACHED HERETO. PLEASE REVIEW THE INSTRUCTIONS IN THE PROXY STATEMENT OR ON THE PROXY CARD OR VOTING INSTRUCTION FORM REGARDING EACH OF THESE VOTING OPTIONS. ANY PROXY CARDS SOLICITED THROUGH BROADRIDGE FINANCIAL SOLUTIONS, INC. (“BROADRIDGE”), THE COMPANY’S PROXY SOLICITOR WILL CONTAIN INSTRUCTIONS AND DEADLINES SPECIFIED ON SUCH PROXY CARD.

We hope you are able to attend the Shareholders’ Meeting. Whether or not you attend, it is important that your Ordinary Shares be represented and voted at the meeting. I urge you to please complete, date and return the proxy card prior to the Shareholders’ Meeting date. The vote of each shareholder is highly important. You may revoke your written proxy at any time before it is voted at the Shareholders’ Meeting by giving written notice to the Company’s Chief Financial Officer, by submitting a properly executed paper proxy bearing a later date or by attending the Shareholders’ Meeting and voting during the meeting. Any proxy cards solicited through Broadridge, the Company’s proxy solicitor will contain instructions and deadlines specified on such proxy card of r how to revoke such proxy card.

In addition to this notice of the Shareholders’ Meeting pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we are providing you with a copy of the Notice of Extraordinary General Meeting required pursuant to Dutch law as Annex G to the proxy statement included herewith.

By Order of the Board of Directors

Robert Liscouski

Chairman of the Board of Directors

Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting to Be Held on April 22, 2026: Pursuant to the rules of the U.S. Securities and Exchange Commission, with respect to the Shareholders’ Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail.

The Notice of the Shareholders’ Meeting and the Proxy Statement are electronically available at www.mainzbiomed.com.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting of Shareholders to Be Held on April 22, 2026: Pursuant to the rules of the SEC, with respect to the Shareholders’ Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail.

The Notice of the Shareholders’ Meeting and Proxy Statement are electronically available at www.mainzbiomed.com.

Forward-Looking Statements. The Proxy Statement may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements other than statements of historical facts included in the Proxy Statement are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in the Proxy Statement. Such risks, uncertainties and other factors include those risks described in “Risk Factors” section of the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on 20-F, filed with the SEC on March 31, 2025 and other subsequent documents that we file with the SEC. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.

On December 3, 2024, the Company implemented a 1-for-40 reverse stock split of its issued and outstanding shares. All share and per share amounts provided in this proxy statement reflect such reverse stock split.

i

MAINZ BIOMED N.V.
Mainz Biomed N.V.
Robert Koch Strasse 50
55129 Mainz
Germany

PROXY STATEMENT

For Shareholders’ Meeting to Be Held on April 22, 2026

The Board of Directors (the “Board”) of Mainz Biomed N.V., a Dutch corporation (“Mainz Biomed,” “Company,” “we,” “us” or “our”), solicits the enclosed proxy for use at an extraordinary meeting of shareholders of the Company (“Shareholders’ Meeting”) to be held at the offices of CMS, Atrium, Parnassusweg 737, 1077 DG Amsterdam, the Netherlands, on Wednesday, April 22, 2026 at 14:00 hours Central European Time. This proxy statement (“Proxy Statement”) and the accompanying Notice of Shareholders’ Meeting (the “Notice”) and form of proxy are collectively first being made available to shareholders on or about March 25, 2026.

The executive offices of the Company are located at, and the mailing address of the Company is Mainz Biomed N.V.

Robert Koch Strasse 50, 55129 Mainz, Germany.

This Proxy Statement contains information about the matters to be voted on at the Shareholders’ Meeting and the voting process, as well as information about our directors and executive officers.

We have opted to provide our materials pursuant to the “full set delivery option” in connection with the Shareholders’ Meeting. Under the full set delivery option, a company delivers paper copies of all proxy materials to each shareholder. The approximate date on which the proxy materials will first be mailed to our shareholders is on or around March 25, 2026. In addition to delivering proxy materials to our shareholders, we have posted all proxy materials on a publicly accessible website. Accordingly, you should have received our proxy materials by mail. We are soliciting proxies pursuant to this Proxy Statement for use at the Shareholders’ Meeting. Our Proxy Statement and other proxy materials are electronically available at www.mainzbiomed.com.

Other Methods of Proxy Solicitation

In addition to the solicitation of proxies by the Company and our officers and employees, we have also engaged Broadridge, an independent proxy solicitation firm, to assist in the distribution of the proxy materials and the solicitation and tabulation of proxies. The cost of Broadridge’s services is estimated to be approximately $20,000, plus reasonable out-of-pocket expenses. We will pay all expenses incurred in connection with preparing the Proxy Statement and its enclosures and expenses associated with proxy solicitation.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q: What is a proxy?

A: A proxy is another person that you legally designate to vote your Ordinary Shares. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing David Lazer, a non-executive director, and Rober Liscouski, a non-executive director, as your proxy. The proxy agent will vote on your behalf and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Shareholders’ Meeting, please vote by proxy so that your shares may be voted. A form of the proxy card for the Shareholders’ Meeting is attached hereto as Annex D.

Q: What is a proxy statement?

A: A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your Ordinary Shares at the Shareholders’ Meeting.

Q: What is the purpose of the Shareholders’ Meeting?

A: At our Shareholders’ Meeting, shareholders will vote on proposals to:

(1)	to ratify the selection by the board of directors of the Company (the “Board”) and the Audit Committee thereof of Reliant CPA PC (“Reliant”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”);

(2)	to approve the issuance of ordinary shares of the Company, nominal value €0.01 per share (“Ordinary Shares”), underlying (i) the Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares previously issued and sold by the Company pursuant to the terms of the Securities Purchase Agreement, dated February 13, 2026, between the Company and that certain investor party thereto (the “Purchase Agreement”) and (ii) the Series D Preferred Shares and Series E Preferred Shares to be issued pursuant to the terms of the Purchase Agreement as well as the ancillary agreements entered pursuant thereto, including issuances of any Ordinary Shares pursuant to the terms of any anti-dilution provisions applicable to such preferred shares, in each case, to comply with Listing Rules 5635(b) and 5635(d) of The Nasdaq Stock Market LLC (the “Nasdaq Compliance Proposal”);

(3)	to consider and vote on a proposal to approve an amendment to the Articles of Association of the Company (and authorization of CMS to have the deed of amendment of articles of association executed), substantially in the form of the unofficial English translation attached as Annex C hereto, to:

(a)	authorize the conversion of each Series A Preferred Share into nine (9) Ordinary Shares (the “Series A Conversion”);

(b)	authorize the conversion of each Series B Preferred Share into nine (9) Ordinary Shares (the “Series B Conversion”);

(c)	authorize the conversion of each Series C Preferred Share into nine (9) Ordinary Shares (the “Series C Conversion”);

(d)	authorize the conversion of each Series D Preferred Share into two-hundred and twenty-five (225) Ordinary Shares (the “Series D Conversion”);

(e)	authorize the conversion of each Series E Preferred Share into two-hundred and twenty-five (225) Ordinary Shares (the “Series E Conversion”);

(f)	change the name of the Company to Quantum Cyber N.V. (the “Name Change”); and

(g)

to increase (i) the number of authorized Ordinary Shares that we may issue from 45,000,000 (on a pre-Reverse Share Split Basis) to up to 900,000,000 (on a post-Reverse Share Split Basis) and (ii) the number of authorized Preferred Shares that we may issue from 5,000,000, split into 1,000,000 Series A Preferred Shares, 1,000,000 Series B Preferred Shares, 1,000,000 Series C Preferred Shares, 1,000,000 Series D Preferred Shares and 1,000,000 Series E Preferred Shares (all on a pre-Reverse Share Split Basis) to up to100,000,000, split into 20,000,000 Series A Preferred Shares, 20,000,000 Series B Preferred Shares, 20,000,000 Series C Preferred Shares, 20,000,000 Series D Preferred Shares and 20,000,000 Series E Preferred Shares (all on a post-Reverse Share Split Basis) (the “Share Capital Increase”),

collectively, the “Additional Amendment Proposal”; and

(4)

to consider and vote on a proposal to approve an amendment to the Articles of Association of the Company (and authorization of CMS Derks Star Busmann N.V., Dutch counsel to the Company (“CMS”) to have the deed of amendment of articles of association executed), substantially in the form of the unofficial English translation attached as Annex B hereto, to provide for a reverse share split of the Ordinary Shares and the Preferred Shares of the Company (the “Reverse Share Split”), that will be at a ratio ranging from one for two (1:2) to one for one-hundred (1:100) (the “Split Ratio Range”), the final determination of which shall be determined by the Board of Directors, and to authorize the Board of Directors to effect the Reverse Share Split at their discretion (the “Reverse Split Amendment Proposal”); and

(5)	to appoint David Lazar to serve as an executive director and Chief Executive Officer of the Board of Directors of the Company for a term commencing at the close of the Shareholders’ Meeting and ending at the close of the annual general meeting of the Company to be held in 2027 (the “Lazar Appointment Proposal”);

(6)	to appoint Robert Liscouski to serve as a non-executive director of the Board of Directors of the Company for a term commencing at the close of the Shareholders’ Meeting and ending at the close of the annual general meeting of the Company to be held in 2027 (the “Liscouski Appointment Proposal”);

(7)

to appoint David Natan to serve as a non-executive director of the Board of Directors of the Company for a term commencing at the close of the Shareholders’ Meeting and ending at the close of the annual general meeting of the Company to be held in 2027; (the “Natan Appointment Proposal”);

(8)	to appoint Avraham Ben-Tzvi to serve as a non-executive director of the Board of Directors of the Company for a term commencing at the close of the Shareholders’ Meeting and ending at the close of the annual general meeting of the Company to be held in 2027 (the “Ben-Tzvi Appointment Proposal” and together with the proposals in (5) through (7) above, the “Director Appointment Proposals”);

(9)	to approve an amendment to the Company’s 2025 Omnibus Incentive Plan to authorize an increase in the number of Ordinary Shares awardable thereunder to 10,000,000 (the “Incentive Plan Amendment Proposal”);

(10)	to approve amendments to the Company’s Remuneration Policy (the “Remuneration Policy Proposal”) substantially in the form of the amended and restated Remuneration Policy attached as Annex F hereto; and

(11)	to approve, pursuant to article 2:107a of the Dutch Civil Code, resolutions of the Board with regard to the Purchase Agreement and the transactions set out therein (the “Board Resolution Approval Proposal” and, together with the Proposal in (1) through (10) above, the “Proposals”).

Q: Why am I receiving these materials?

A: The Board has made these materials available to you over the internet at https://mainzbiomed.com/ and has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the Shareholders’ Meeting. The Shareholders’ Meeting is scheduled to be held on Wednesday, April 22, 2026 at 14:00 hours Central European Time. This solicitation by the Board is for proxies for use at the Shareholders’ Meeting.

Q: How do I obtain the materials for the Shareholders’ Meeting?

A: We have opted to provide our materials pursuant to the “full set delivery option” in connection with the Shareholders’ Meeting. Under the full set delivery option, a company delivers paper copies of all proxy materials to each shareholder. The approximate date on which the proxy materials will first be mailed to our shareholders is on or around March 25, 2026. In addition to delivering proxy materials to shareholders, we have posted all proxy materials on a publicly accessible website. Accordingly, you should have received our proxy materials by mail.

These proxy materials are also available electronically at https://mainzbiomed.com/. You may not vote on the Company’s website.

Q: Who may attend the Shareholders’ Meeting?

A: The Shareholders’ Meeting is open to all shareholders of record as of close of business on March 25, 2026 (the “Record Date”), or their duly appointed proxies.

Q: What will I need to attend the Shareholders’ Meeting?

A: A shareholder (including those who beneficially own shares in the capital of the Company through a bank, broker or other nominee (“Beneficial Owners”)) as of the Record Date who wishes to attend the Shareholders’ Meeting, in person or by a proxy, must notify the Company of its intention to do so by e-mail at ir@mainzbiomed.com no later than 18.00 hours Central European Time on April 21, 2026. The notice must contain the name and the number of shares the shareholder will represent at the Shareholders’ Meeting. In addition, the shareholder who wishes to attend the Shareholders’ Meeting by a proxy must enclose its signed proxy. A proxy can be downloaded from the website of the Company at https://www.mainzbiomed.com/investors.

A Beneficial Owner must also enclose:

(a)	proof of its beneficial ownership of the relevant shares, for instance a recent account statement; and

(b)	a signed proxy from the bank, broker or other nominee registered in the part of the register of shareholders of the Company, including all records and other data carriers relating thereto, kept by Transhare Corporation as the holder of the relevant shares on the Record Date, confirming that the Beneficial Owner is authorized to attend and vote at the Shareholders’ Meeting.

Beneficial Owners should contact their bank, broker or other nominee to obtain such a proxy from them.

Any notice of attendance, proof of beneficial ownership or signed proxy received after 18.00 hours Central European Time on Tuesday, April 21, 2026 will be disregarded. Shareholders and proxyholders who have not complied with the procedures described above may be refused entry to the Shareholders’ Meeting.

All attendees must be prepared to show a valid proof of identity for admittance.

To avoid misunderstandings, the procedures outlined above do not apply with respect to proxy cards solicited through Broadridge, the Company’s proxy solicitor. Shareholders using such a proxy card should follow the instructions and observe the deadlines specified on the proxy card they receive.

Q: May shareholders ask questions?

A: Yes. Representatives of the Company will answer shareholders’ questions of general interest after the adjournment of the Shareholders’ Meeting. Depending upon the number of persons asking questions, the Chair of the meeting may limit the number of questions one person may ask in order to give a greater number of shareholders an opportunity to ask questions. Questions will be answered as time allows.

Q: Who may vote?

A: You may vote if you owned Mainz Biomed N.V. Ordinary Shares or Preferred Shares as of the close of business on the Record Date. Each Ordinary Share and Preferred Share of Mainz Biomed N.V. is entitled to one vote. As of the Record Date, the Company expects that it will have (i) 12,515,336 Ordinary Shares outstanding and (ii) 1,000,000 Series A Preferred Shares outstanding, 1,000,000 Series B Preferred Shares outstanding and 1,000,000 Series C Preferred Shares outstanding.

Q: Are there any proposals on which shareholders will not vote?

A: Holders of our Ordinary Shares may vote on all of the proposals. The holders of Series A Preferred Shares, the Series B Preferred Shares and the Series C Preferred Shares will not vote those shares on the Nasdaq Compliance Proposal.

Q: Is there an agenda for the Shareholders’ Meeting?

A: Yes. An Agenda for the Shareholders’ Meeting together with explanatory notes to the agenda is attached hereto as Annex E.

Q: What am I voting on?

A: You will be voting on the following items of business at the Shareholders’ Meeting:

●	the Auditor Ratification Proposal;

●	the Nasdaq Compliance Proposal;

●	the Additional Amendment Proposal

●	the Reverse Split Amendment Proposal;

●	each of the four Director Appointment Proposals;

●	the Incentive Plan Amendment Proposal;

●	the Remuneration Policy Proposal; and

●	the Board Resolution Approval Proposal.

Q: How does the Board recommend that I vote?

A: Our Board recommends that you vote your shares:

●	“FOR” the approval of the Auditor Ratification Proposal;

●	“FOR” the approval of the Nasdaq Compliance Proposal;

●	“FOR” the approval of the Additional Amendment Proposal;

●	“FOR” the approval of the Reverse Split Amendment Proposal;

●	“FOR” the approval of each of the four Director Appointment Proposals;

●	“FOR” the approval of the Incentive Plan Amendment Proposal;

●	“FOR” the approval of the Remuneration Policy Proposal; and

●	“FOR” the approval of the Board Resolution Approval Proposal.

Q. How do I vote?

A: Whether you plan to attend the Shareholders’ Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or any other proxy card. You may specify whether your shares should be voted for, against or abstain with respect to each proposal. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Shareholders’ Meeting.

If your shares are registered directly in your name through our stock transfer agent, Transhare Corporation, or you have share certificates registered in your name, you may vote:

●	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

●	During the meeting. Please see further instructions set forth below in the question “How do I vote at the Shareholders’ Meeting?”

Any proxy cards solicited through Broadridge, the Company’s proxy solicitor, will contain instructions and deadlines on how to vote your shares as specified on such proxy card.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares at the Shareholders’ Meeting, please see further instructions set forth below in the question “How do I vote at the Shareholders’ Meeting?”.

Q: How do I vote at the Shareholders’ Meeting?

A: You should have received the proxy card in the mail that described the methods of voting at the Shareholders’ Meeting. You may vote in person at the Shareholders’ Meeting or by proxy.

If you choose to vote by proxy and are not a Beneficial Owner, you must notify the Company of your intention to attend the Shareholders’ Meeting by e-mail at ir@mainzbiomed.com no later than 18:00 hours Central European Time on April 21, 2026, which notice must contain your name and the number of Ordinary Shares that you will represent at the Shareholders’ Meeting, together with your signed proxy card.

If you choose to vote by proxy and are a Beneficial Owner, you must notify the Company of your intention to attend the Shareholders’ Meeting by e-mail at ir@mainzbiomed.com no later than 18:00 hours Central European Time on April 21, 2026, which notice must contain your name and the number of Ordinary Shares that you will represent at the Shareholders’ Meeting, together with (i) proof of beneficial ownership of the Ordinary Share being voted and (ii) a signed proxy from the bank, broker or other nominee registered in the part of the register of shareholders of the Company, including all records and other data carriers relating thereto, kept by Transhare Corporation as the holder of the relevant shares on the Record Date, confirming that the Beneficial Owner is authorized to attend and vote at the Shareholders’ Meeting.

Beneficial Owners may also have their shares voted by following the procedures specified on their broker’s voting instruction form. Shortly before the Shareholders’ Meeting, the brokers will tabulate the votes they have received and submit one or more proxy cards to the Company reflecting the aggregate votes of the Beneficial Owners.

The Company urges you to vote before April 21, 2026 to ensure that your vote is timely received and counted.

Q: Can I change my mind after I vote?

A: You may change your vote at any time before the polls close at the Shareholders’ Meeting. You may do this by:

●	signing another proxy card with a later date and returning it to us prior to the Shareholders’ Meeting; or

●	voting again during the Shareholders’ Meeting.

Your attendance at the Shareholders’ Meeting will not have the effect of revoking a proxy unless you take any of the actions noted above.

Q: May the Shareholders’ Meeting be adjourned?

A: Yes. The Board has the authority to adjourn the Shareholders’ Meeting to another time or place, if necessary or appropriate in the discretion of the Board, to permit further solicitation of proxies to obtain additional votes in favor of any of Proposal. You will be timely notified of any adjournment of the Shareholders’ Meeting as well as the place, time and date of the adjourned Shareholders’ Meeting.

Q: Who will count the votes?

A: Broadridge, our proxy solicitor, will tabulate the votes at the Shareholders’ Meeting.

Q: What if I return my proxy card but do not provide voting instructions?

A: If you vote by proxy card, your shares will be voted as you instruct by the individuals named as proxies on the proxy card. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board. These recommendations are:

●	“FOR” the approval of the Auditor Ratification Proposal;

●	“FOR” the approval of the Nasdaq Compliance Proposal;

●	“FOR” the approval of the Additional Amendment Proposal;

●	“FOR” the approval of the Reverse Split Amendment Proposal;

●	“FOR” the approval of each of the four Director Appointment Proposals;

●	“FOR” the approval of the Incentive Plan Amendment Proposal;

●	“FOR” the approval of the Remuneration Policy Proposal; and

●	“FOR” the approval of the Board Resolution Approval Proposal.

Q: What does it mean if I receive more than one proxy card?

A: It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Transhare Corporation, which may be reached at (303) 662-1112.

Q: Will my shares be voted if I do not provide my proxy?

A: Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the rules of Nasdaq to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The proposals to be voted on at our Shareholders’ Meeting are not considered “routine” under applicable rules except for the Audit Ratification Proposal. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Abstentions and broker non-votes will have no effect on the outcome of the vote on these proposals.

Q: How many votes must be present to hold the Shareholders’ Meeting?

A: Your shares are counted as present at the Shareholders’ Meeting if you attend the Shareholders’ Meeting or if you properly return a proxy. There is no quorum requirement under Dutch law or our Articles of Association for us to conduct our Shareholders’ Meeting, provided that at least one shareholder entitled to vote must be present or represented by proxy at the Shareholders’ Meeting. However, if we do not have a quorum of 33% of the outstanding shares entitled to vote as of the Record Date, the Board of Directors intends to adjourn the meeting. To determine the size of the quorum present, each Ordinary Share and each Preferred Share count as one share present at the meeting.

Q: How many votes are needed to approve the Proposals?

A: The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote is required to approve the Nasdaq Compliance Proposal, the Reverse Split Amendment Proposal, the Additional Amendment Proposal, and each of the Director Appointment Proposals. Abstentions will be treated as votes not having been cast. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on these proposals.

Q: Is voting confidential?

A: We will keep all the proxies, ballots and voting tabulations private. We only let our CMS and Broadridge examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Q: When will the Company announce the voting results?

A: The Company may announce preliminary voting results after the adjournment of the Shareholders’ Meeting and will announce the final voting results of the Shareholders’ Meeting on a Current Report on Form 8-K filed with the SEC within four business days after the Shareholders’ Meeting.

Q: Do any directors or officers of the Company have a personal interest in the matter to be acted upon at the Shareholders’ Meeting?

A: No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Proposals, except:

●	for the current directors who are nominated for reappointment at the Shareholders’ Meeting;

●	for the ability to receive awards under the 2025 Omnibus Incentive Plan that would not otherwise be available if the Incentive Plan Amendment Proposal is not approved;

●	for the ability of our directors to receive additional compensation for their services as directors under the terms of amended and restated Remuneration Policy if the Remuneration Policy Amendment is approved;

●	in connection with Settlement Agreement and General and Mutual Releases (collectively, the “Settlement Agreements”) entered into with of our Chief Executive Officer (who is also an executive director), three of our other directors and our Chief Financial Officer. The Settlement Agreements provide that upon the Final Closing (as defined herein), (i) the applicable director or officer shall generally release the Company from any claims, actions, or losses that such person may have against it and (ii) the Company shall similarly release such officer or director from any claims, action or losses that it may have against such person, provided that we remain obligated pursuant to maintain D&O insurance coverage, or a D&O tail policy, and that the Company make a payment to such person for any and all accrued and unpaid salary, Board approved bonus, twelve months healthcare continuation and such person’s contractual severance payment. The aggregate payments that the Company will need to make in connection with the Settlement Agreements are approximately $1.9 million. The Final Closing is a condition to the release and payments under the Settlement Agreements, and the Director Appointments, the Reverse Split Amendment Proposal, the Additional Amendment Proposal and the Nasdaq Compliance Proposal are all conditions to the Final Closing under the Purchase Agreement. As a result, if the Director Appointment Proposals, the Reverse Split Amendment Proposal, the Additional Amendment Proposal and the Nasdaq Compliance Proposal are not all approved, the Final Closing under the Purchase Agreement might not occur and the releases and payments under the Settlement Agreements would therefore not occur;

●	David Lazar, one of our directors, has purchased 1,000,000 Series A Preferred Shares, 1,000,000 Series B Preferred Shares and 1,000,000 Series C Preferred Shares (each as defined below), none of which are currently convertible into Ordinary Shares. Such preferred shares would be convertible into an aggregate of 27,000,000 Ordinary Shares if the Additional Amendment Proposal is approved, which approval would give Mr. Lazar beneficial ownership of approximately 68% of our Ordinary Shares at such time (excluding any securities issuable at the Final Closing); and

●	David Lazar, one of our directors, has committed to purchasing 1,000,000 Series D Preferred Shares (as defined below) and 1,000,000 Series E Preferred Shares (as defined below) which, if the Additional Amendment Proposal is approved, will convert into an aggregate of 450,000,000 Ordinary Shares. The approval of the Proposals discussed herein are a condition precedent to the purchase of these securities in the Final Closing (as defined below). As a result, if the Proposals are not all approved, the Final Closing might not occur and Mr. Lazar would not obtain those securities.

In deciding how to vote on the Proposals, you should consider the extent to which these direct or indirect interests may have affected the Board’s recommendation to approve each of the Proposals and how their interests may differ from yours.

Q: Can other matters be presented for consideration at the Shareholders’ Meeting?

A: No.

Q: Whom do I call if I have questions?

A: If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact us by mail (Mainz Biomed N.V., Robert Koch Strasse 50, 55129 Mainz, Germany), telephone (+49 6131 5542860) or e-mail (ir@mainzbiomed.com).

Q: Are any Proposals contingent upon another Proposal?

A:  No. Although no Proposal is contingent upon the outcome of the approval of another Proposal, a material matter is contingent upon the approval of all of the Proposals (as set out immediately below).

Q: Are any matters contingent upon the Proposals?

A: Yes. On February 13, 2026, we entered into the Purchase Agreement with David E. Lazar that provides for the sale in a private placement of:

●	(a) 1,000,000 of our series A preferred shares, with a nominal value of €0.01 per share (the “Series A Preferred Shares”), convertible, subject to shareholder approval, into an aggregate of up to 9 million of our Ordinary Shares, (b) 1,000,000 of our series B preferred shares, with a nominal value of €0.01 per share (the “Series B Preferred Shares”), convertible, subject to shareholder approval, into an aggregate of up to 9 million Ordinary Shares and (c) 1,000,000 of our series C preferred shares, with a nominal value of €0.01 per share (the “Series C Preferred Shares” and together with the Series A Preferred Shares and the Series B Preferred Shares, the “First Closing Shares”), convertible, subject to shareholder approval, into an aggregate of up to 9 million Ordinary Shares in exchange for $3 million; and

●	(a) 1,000,000 of our series D preferred shares, with a nominal value of €0.01 per share (the “Series D Preferred Shares”), convertible, subject to shareholder approval, into an aggregate of up to 225 million Ordinary Shares and (b) 1,000,000 of our series E preferred shares, with a nominal value of €0.01 per share (the “Series E Preferred Shares”, together with the Series D Preferred Shares, the “Second Closing Shares”), convertible, subject to shareholder approval, into an aggregate of up to 225 million Ordinary Shares in exchange for an additional $3 million (collectively, the “Investment”).

The First Closing Shares were sold and issued to Mr. Lazar at a price of $1.00 per share for aggregate gross proceeds of $3 million simultaneously with the entering into the Purchase Agreement on February 13, 2026. The First Closing Shares and the Second Closing Shares (together the “Preferred Shares”), upon becoming fully convertible, will represent in excess of 95% of our issued and outstanding Ordinary Shares on a fully diluted basis as of the Final Closing (as defined below), assuming no additional share issuances prior to the Final Closing. The First Closing Shares are subject to certain conversion limitations as described below.

The Purchase Agreement contemplates that Mr. Lazar will separately purchase and acquire the Second Closing Shares as soon as practicable after we receive the approval of the Director Appointment Proposals, the Additional Amendment Proposal, the Reverse Split Amendment Proposal and the Nasdaq Compliance Proposal (the “Contingent Proposals”) described herein at a price of $1.50 per share for aggregate gross proceeds of $3 million (the “Final Closing”), subject to the satisfaction of certain conditions to closing as provided in the Purchase Agreement. If the Contingent Proposals are not approved, we do not believe that there will be a Final Closing, and we have agreed to issue to Mr. Lazar, in a private placement transaction, up to 19.99% of the Ordinary Shares outstanding as of the date of the Purchase Agreement, at a price per share equal to the closing price of the Ordinary Shares on the day of the Shareholders’ Meeting plus $0.02, provided, that the number of Ordinary Shares that Mr. Lazar will be entitled to purchase shall be automatically reduced to a number of Ordinary Shares such that Mr. Lazar, together with his affiliates, will not own, beneficially or otherwise, Ordinary Shares in excess of 19.99% of the Ordinary Shares outstanding as of the date of the Purchase Agreement.

If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact us by mail (Mainz Biomed N.V., Robert Koch Strasse 50, 55129 Mainz, Germany), telephone (+49 6131 5542860) or e-mail (ir@mainzbiomed.com).

MATTERS REQUIRING SHAREHOLDER ACTION

PROPOSAL 1

THE AUDITOR RATIFICATION PROPOSAL

Upon approval of the Audit Committee, on January 1, 2026 the Board of the company appointed Reliant to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and you are being asked to ratify such appointment. Reliant has served as our independent registered public accounting firm since January 2023. The Audit Committee and the Board believe that is in the best interest of the Company and its shareholders to continue using Reliant in this capacity. Your ratification of the appointment of Reliant as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 does not preclude the Board from terminating its engagement of Reliant at a future date and retaining a new independent registered public accounting firm if it determines that such an action would be in the best interests of the Company. The Company has been advised by Reliant that neither that firm nor any of its partners had any direct financial interest or any material indirect financial interest in the Company, or any of its subsidiaries, except as independent certified public accountants.

Principal Accountant Fees and Services

The following table summarizes the fees billed by Reliant CPA PC, our independent registered public accounting firm, for the fiscal years ended December 31, 2025 and 2024.

	Year ended December 31, 2025	Year ended December 31, 2024

Audit fees	$185,000	$120,000
Audit – related fees	$80,181	$39,653
Tax fees	$0	$0
Total	$265,181	$159,653

Audit fees consist of fees related to professional services rendered in connection with the audit of our annual financial statements and review of our quarterly financial statements. Tax fees represent fees related to preparation of our corporation income tax returns. Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Nasdaq Compliance Proposal. For the purpose of the vote on this proposal, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote.

Recommendation

The Board recommends that you vote “FOR” the Auditor Ratification Proposal.

PROPOSAL 2

THE NASDAQ COMPLIANCE PROPOSAL

Our shareholders are being asked to approve the issuance of Ordinary Shares of the Company underlying (i) the Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares previously issued and sold by the Company pursuant to the terms of the Purchase Agreement and (ii) the Series D Preferred Shares and Series E Preferred Shares to be issued pursuant to the terms of the Purchase Agreement as well as the ancillary agreements entered pursuant thereto, including issuances of any Ordinary Shares pursuant to the terms of any anti-dilution provisions applicable to such preferred shares, in each case, to comply with Listing Rules 5635(b) and 5635(d) of The Nasdaq Stock Market LLC.

Summary of the Transaction

On February 13, 2026, we entered into the Purchase Agreement with David E. Lazar for the sale and issuance in a private placement of:

●	First Closing Shares, consisting of: (a) 1,000,000 Series A Preferred Shares, convertible, subject to shareholder approval, into an aggregate of up to 9 million of Ordinary Shares, (b) 1,000,000 of our Series B Preferred Shares, convertible, subject to shareholder approval, into an aggregate of up to 9 million Ordinary Shares and (c) 1,000,000 of our Series C Preferred Shares, convertible, subject to shareholder approval, into an aggregate of up to 9 million Ordinary Shares in exchange for $3 million; and

●	upon shareholder approval of the Proposals, Second Closing Shares, consisting of: (a) 1,000,000 of our Series D Preferred Shares, convertible into an aggregate of up to 225 million Ordinary Shares and (b) 1,000,000 of our Series E Preferred Shares, convertible into an aggregate of up to 225 million Ordinary Shares in exchange for an additional $3 million.

The First Closing Shares were sold and issued to Mr. Lazar at a price of $1.00 per share for aggregate gross proceeds of $3 million simultaneously with the entering into the Purchase Agreement on February 13, 2026. Pursuant to the terms of the Purchase Agreement, Mr. Lazar will separately purchase and acquire the Second Closing Shares as soon as practicable after we receive approval of the Proposals at a price of $1.50 per share for aggregate gross proceeds of $3 million (the “Final Closing”). Pursuant to the Purchase Agreement, the net proceeds of the Investment will be used for our operations, including for general corporate and working capital purposes, for expenses related to the Investment and to satisfy certain agreed upon obligations.

The Preferred Shares, upon becoming fully convertible, will represent in excess of 95% of our issued and outstanding Ordinary Shares on a fully diluted basis as of the Final Closing, assuming no additional share issuances prior to the Final Closing. The First Closing Shares are subject to certain conversion limitations as described below. A copy of the Purchase Agreement is attached hereto as Annex A, and the form of the unofficial English translation of the Deed of Amendment to the Articles of Association setting out the terms of the Preferred Shares is attached hereto as Annex C.

The Purchase Agreement contains representations and warranties, covenants and indemnification provisions, customary for the transaction of this type. In addition, pursuant to the Purchase Agreement, we agreed to use our best efforts to hold the Shareholders’ Meeting on or before April 15, 2026 for the purpose of obtaining the Proposals. To the extent that the Proposals, including the Nasdaq Compliance Proposal, is not approved, then we will be required to use our reasonable best efforts to call another shareholder meeting within ninety (90) days of the date of the Shareholder Meeting (the “Second Meeting”) for the approval of the Proposals. If such approval is not received at the Second Meeting, we agreed to issue to Mr. Lazar, in a private placement transaction, up to 19.99% of the Ordinary Shares outstanding as of the date of the Purchase Agreement, at a price per share equal to the closing price of the Ordinary Shares on the day of the Second Meeting plus $0.02, provided, that the number of Ordinary Shares that Mr. Lazar will be entitled to purchase shall be automatically reduced to a number of Ordinary Shares such that Mr. Lazar, together with his affiliates, will not own, beneficially or otherwise, Ordinary Shares in excess of 19.99% of the Ordinary Shares outstanding as of the date of the Purchase Agreement.

The Purchase Agreement also includes several additional covenants, including that we:

●	agree to maintain a reserve of Ordinary Shares from our duly authorized shares in order to complete the Investment and related transactions pursuant to the Purchase Agreement, except to the extent limited by our authorized Ordinary Shares.

●	agree that until the Second Closing, without Mr. Lazar’s consent which shall not be unreasonably withheld, conditioned or delayed, we will not, except as contemplated by the Purchase Agreement: (i) change the number of directors constituting the Board or fill any vacancy on the Board; (ii) change the nature of the our operations; (iii) incur any debt outside of the ordinary course of business; (iv) guarantee any obligation of any third party; (v) issue any capital stock, other than pursuant to certain limited exceptions such as those related to our 2025 Incentive Plan; (vi) issue or grant any new Ordinary Share Equivalent (as defined in the Purchase Agreement), (vii) amend our certificate of incorporation or bylaws, and (viii) agree to any of the foregoing (collectively, the “Restrictive Covenants”).

We also granted Mr. Lazar a right to participate in subsequent financing transactions where we issue Ordinary Shares or Ordinary Share equivalents for cash consideration, indebtedness or a combination thereof until the six month anniversary of the First Closing in an amount up to 25% of the subsequent financing transaction.

Description of Voting Agreement

In connection with the First Closing of the Investment, on August 19, 2025, we and Mr. Lazar entered into a voting agreement (the “Voting Agreement”) with certain of our stockholders (the “Voting Shareholders”) owning approximately 12.4% of our outstanding Ordinary Shares as of February 13, 2026. The Voting Agreement was entered into and became effective upon the execution and effectiveness of the Purchase Agreement and will terminate on the earlier of the Final Closing or the two-year anniversary of the Voting Agreement. Pursuant to the terms of the Voting Agreement, the Voting Shareholders have agreed to (1) vote all of their Ordinary Shares at the Shareholder Meeting in favor of the proposals recommended by the Board in order to facilitate the Investment (the “Meeting Proposals”), (2) appoint us as an irrevocable proxy for the Voting Shareholders for the duration of the Voting Agreement, and (3) our ability to appoint a successor proxy for the Voting Shareholders, in the event we are unable or unwilling to serve as the proxy, and in return, the Voting Shareholders will benefit from our completing the Investment. The Voting Agreement provides for, among other things, a standstill provision relating to the Voting Shareholders that ensures they will (i) not effect, offer or propose to purchase any of our securities or assets (including derivative rights), engage in any tender, merger, recapitalization, liquidation, or other business combination transaction, solicit proxies or otherwise act to control or influence the management of the Board, (ii) not take any action (or enter into any discussions) that may force us to make a public announcement of the matters set forth in (i) above, (iii) not request that we (or directors, management, employees or agents) amend or waive any provision of the standstill and (iv) not dispose of any of our Ordinary Shares until (1) the Voting Shareholders have voted their Ordinary Shares at the Shareholder Meeting in favor of the Meeting Proposals and (2) such proposals at the Shareholder Meeting have passed.

Description of Preferred Shares

The powers, preferences, rights, qualifications, limitations and restrictions applicable to the Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares and Series E Preferred Shares (collectively the “Preferred Shares”) issued or to be issued in the Investment are set forth in form of the unofficial English translation of the deed of Amendment to our Articles of Association attached as Annex C hereto.

Issue

Under Dutch law, shares are issued and rights to subscribe for shares are granted pursuant to a resolution of our general meeting. Our Articles of Association provide that the general meeting may only resolve to issue shares upon the proposal of our board of directors (the “Board of Directors”). The general meeting may authorize the Board of Directors to issue new shares or grant rights to subscribe for ordinary shares. The authorization can be granted and extended, in each case for a period not exceeding five years. For as long as, and to the extent that, such authorization is effective, our general meeting will not have the power to issue ordinary shares.

A resolution of the general meeting has authorized our Board of Directors until November 9, 2026, to issue Ordinary Shares and preferred shares up to the amount of the authorized share capital (from time to time).

The Preferred Shares may, at the request of the holder, be converted into Ordinary Shares. Subject to the approval of the Additional Amendment Proposal:

(a)	each Series A Preferred Share will be convertible into nine (9) Ordinary Shares;

(b)	each Series B Preferred Share will be convertible into nine (9) Ordinary Shares;

(c)	each Series C Preferred Share will be convertible into nine (9) Ordinary Shares;

(d)	each Series D Preferred Share will be convertible into two-hundred and twenty-five (225) Ordinary Shares; and

(e)	each Series E Preferred Share will be convertible into two-hundred and twenty-five (225) Ordinary Shares;

In accordance with our Articles of Association, each Preferred Share irrespective of which class it concerns, confers the right on the holder thereof to cast one vote at our general meeting. A holder of Preferred Shares has no pre-emptive right to acquire newly issued Ordinary Shares. Under our Articles of Association, any profits or distributable reserves must first be applied to pay a dividend on the Preferred Shares.

The foregoing summaries of the material terms of the Purchase Agreement and the Voting Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are filed as Exhibits 10.1 and 10.2, respectively, to our Current Report on Form 8-K, filed on February 17, 2026 and incorporated herein by reference.

Reasons for Seeking Stockholder Approval

Pursuant to Nasdaq Listing Rule 5635(d), shareholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (i) “20% Issuance” means a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of ordinary Shares (or securities convertible into or exercisable for Ordinary Shares), which alone or together with sales by our officers, directors or substantial shareholders equals 20% or more of Ordinary Shares or 20% or more of the voting power outstanding before the issuance, and (ii) “Minimum Price” means a price that is the lower of: (A) the closing price (as reflected on NASDAQ.com) immediately preceding the signing of the binding agreement; or (B) the average closing price of Ordinary Shares (as reflected on NASDAQ.com) for the five trading days immediately preceding the signing of the binding agreement. Shareholder approval of this proposal will constitute shareholder approval for purposes of Nasdaq Listing Rule 5635(d).

Nasdaq Listing Rule 5635(b) requires shareholder approval prior to an issuance of securities that will result in a “change of control” of a listed company, which for Nasdaq purposes is generally deemed to occur when, as a result of an issuance, an investor or a group of investors acquires, or has the right to acquire, 20% or more of the outstanding equity or voting power of the company and such ownership or voting power would be the company’s largest ownership position.

The approval of the Additional Amendment Proposal without approval of the Nasdaq Compliance Proposal would cause the Company to be in violation of Nasdaq Listing Rule 5635(d), which prohibits us from issuing in a private offering more than 20% of our outstanding Ordinary Shares at a price that is below the minimum price set forth in such rule without previously obtaining shareholder approval, and in violation of Nasdaq Listing Rule 5635(b). We are therefore asking our shareholders to approve for purposes of Nasdaq Listing Rule 5635(b) and 5635(d), the issuance of the maximum number of Ordinary Shares issuable under the Preferred Shares pursuant to the terms of the Purchase Agreement.

As described above, to the extent that the Nasdaq Compliance Proposal is not approved, then we will be required to use our reasonable best efforts to call another shareholder meeting within ninety (90) days of the date of the Shareholder Meeting (the “Second Meeting”). If requisite shareholder approval is not received at the Second Meeting, we agreed to issue to Mr. Lazar, in a private placement transaction, up to 19.99% of the Ordinary Shares outstanding as of the date of the Purchase Agreement, at a price per share equal to the closing price of the Ordinary Shares on the day of the Second Meeting plus $0.02, provided, that the number of Ordinary Shares that Mr. Lazar will be entitled to purchase shall be automatically reduced to a number of Ordinary Shares such that Mr. Lazar, together with his affiliates, will not own, beneficially or otherwise, Ordinary Shares in excess of 19.99% of the Ordinary Shares outstanding as of the date of the Purchase Agreement.

In addition, unless the Company receives approval of the Proposals, we will remain subject to the Restrictive Covenants, which can impair our ability to raise additional financing. If we are unable to raise additional capital, it is unlikely that we will be able to continue our operations, and we will likely have to sell all or substantial all of our assets or enter into receivership. If this to occur, the market price of our Ordinary Shares would decrease substantially and you could lose most, if not all of your investment in our Company.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Nasdaq Compliance Proposal. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote.

Recommendation

The Board recommends that you vote “FOR” the Nasdaq Compliance Proposal.

PROPOSAL 3

APPROVAL OF THE ADDITIONAL AMENDMENT PROPOSAL

As set out in further detail below, you are being asked to consider the Additional Amendment Proposal to further amend the Articles of Association of the Company (and to authorize CMS to have the deed of amendment of articles of association executed) to (i) to authorize the Series A Conversion so that of each Series A Preferred Share is convertible into nine (9) Ordinary Shares, (ii) to authorize the Series B Conversion so that of each Series B Preferred Share is convertible into nine (9) Ordinary Shares, (iii) to authorize the Series C Conversion so that of each Series C Preferred Share is convertible into nine (9) Ordinary Shares, (iv) to authorize the Series D Conversion so that of each Series D Preferred Share is convertible into two-hundred and twenty-five (225) Ordinary Shares, (v) to authorize the Series E Conversion so that of each Series E Preferred Share is convertible into two-hundred and twenty-five (225) Ordinary Shares, (vi) to affect the Name Change so that the name of the Company will change from “Mainz Biomed N.V.” to “Quantum Cyber N.V.” and (vii) to increase the authorized share capital of the Company, on a post-Reverse Share Split basis, to up to 900,000,000 Ordinary Shares and up to 100,000,000 Preferred Shares. The form of the unofficial English translation of the Deed of Amendment to the Articles of Association effecting the Reverse Share Split is attached as Annex C to this proxy statement.

(i) Series A Conversion

If the Additional Amendment Proposal is approved, the amended Articles of Association will allow for the Series A Conversion. We issued 1,000,000 Series A Preferred Shares to David Lazar on February 13, 2026 pursuant to the Purchase Agreement. The Series A Preferred Shares are not currently convertible into our Ordinary Shares, and in the Purchase Agreement, we agreed that we would use our best efforts to hold a shareholders’ meeting prior to April 15, 2026 at which the shareholders would vote on an amendment to our Articles of Association that would, among other matters, make each Series A Preferred Share convertible into nine Ordinary Shares. If the Additional Amendment Proposal is approved, the outstanding Series A Preferred Shares would become convertible into up to 9,000,000 Ordinary Shares, which represents 71.9% of our Ordinary Shares on the date hereof and 3,119% of our Ordinary Shares currently outstanding when aggregated with the Ordinary Shares underlying all of the Preferred Shares.

(ii) Series B Conversion

If the Additional Amendment Proposal is approved, the amended Articles of Association will allow for the Series B Conversion. We issued 1,000,000 Series B Preferred Shares to David Lazar on February 13, 2026 pursuant to the Purchase Agreement. The Series B Preferred Shares are not currently convertible into our Ordinary Shares, and in the Purchase Agreement, we agreed that we would use our best efforts to hold a shareholders’ meeting prior to April 15, 2026 at which the shareholders would vote on an amendment to our Articles of Association that would, among other matters, make each Series B Preferred Share convertible into nine Ordinary Shares. If the Additional Amendment Proposal is approved, the outstanding Series B Preferred Shares would become convertible into up to 9,000,000 Ordinary Shares, which represents 71.9% of our Ordinary Shares on the date hereof and 3,119% of our Ordinary Shares currently outstanding when aggregated with the Ordinary Shares underlying all of the Preferred Shares.

(iii) Series C Conversion

If the Additional Amendment Proposal is approved, the amended Articles of Association will allow for the Series C Conversion. We issued 1,000,000 Series C Preferred Shares to David Lazar on February 13, 2026 pursuant to the Purchase Agreement. The Series C Preferred Shares are not currently convertible into our Ordinary Shares, and in the Purchase Agreement, we agreed that we would use our best efforts to hold a shareholders’ meeting prior to April 15, 2026 at which the shareholders would vote on an amendment to our Articles of Association that would, among other matters, make each Series C Preferred Share convertible into nine Ordinary Shares. If the Additional Amendment Proposal is approved, the outstanding Series C Preferred Shares would become convertible into up to 9,000,000 Ordinary Shares, which represents 71.9% of our Ordinary Shares on the date hereof and 3,119% of our Ordinary Shares currently outstanding when aggregated with the Ordinary Shares underlying all of the Preferred Shares.

(iv) Series D Conversion

If the Additional Amendment Proposal is approved, the amended Articles of Association will allow for the Series D Conversion. Pursuant to the Purchase Agreement, we agreed to issue 1,000,000 Series D Preferred Shares to David Lazar at the Final Closing. The amendment of the Articles of Association to allow for the conversion of each Series D Preferred Share into two-hundred and twenty-five Ordinary Shares is a condition precedent to the Final Closing. In the Purchase Agreement, we agreed that we would use our best efforts to hold a shareholders’ meeting prior to April 15, 2026 at which the shareholders would vote on an amendment to our Articles of Association that would, among other matters, make each Series D Preferred Share, when issued, convertible into two-hundred and twenty-five Ordinary Shares. If the Additional Amendment Proposal is approved, the Series D Preferred Shares would become convertible into up to 225,000,000 Ordinary Shares, which represents 1,798% of our Ordinary Shares on the date hereof and 3,119% of our Ordinary Shares currently outstanding when aggregated with the Ordinary Shares underlying all of the Preferred Shares.

(v) Series E Conversion

If the Additional Amendment Proposal is approved, the amended Articles of Association will allow for the Series E Conversion. Pursuant to the Purchase Agreement, we agreed to issue 1,000,000 Series E Preferred Shares to David Lazar at the Final Closing. The amendment of the Articles of Association to allow for the conversion of each Series D Preferred Share into two-hundred and twenty-five Ordinary Shares is a condition precedent to the Final Closing. In the Purchase Agreement, we agreed that we would use our best efforts to hold a shareholders’ meeting prior to April 15, 2026 at which the shareholders would vote on an amendment to our Articles of Association that would, among other matters, make each Series D Preferred Share, when issued, convertible into two-hundred and twenty-five Ordinary Shares. If the Additional Amendment Proposal is approved, the Series E Preferred Shares would become convertible into up to 225,000,000 Ordinary Shares, which represents 1,798% of our Ordinary Shares on the date hereof and 3,119% of our Ordinary Shares currently outstanding when aggregated with the Ordinary Shares underlying all of the Preferred Shares.

(vi) Name Change

If the Additional Amendment Proposal is approved, we will amend Articles of Association to change our name from “Mainz Biomed N.V.” to “Quantum Cyber N.V.”. Although our intention is to continue our operations for the development of in-vitro diagnostic tests for the early detection of colorectal and pancreatic cancer, we intend to explore new opportunities for one or more business segments. We believe the quantum computing industry holds exciting opportunities for growth, and based on the strengths of our director nominees in the quantum computing industry, we believe that this parallel direction for our Company will likely be in the best interests of our shareholders. To this end, our Board has decided that a name that reflects this additional focus will help with our entry into this new industry. Although we and our director nominees have discussed several opportunities in the quantum computing industry with third parties, we have not reached any formal arrangements or agreements to acquire a business or assets in the space, and we might not ever do so.

(vii) Share Capital Increase

If the Additional Amendment Proposal is approved and the Final Closing occurs, we may not have enough authorized Ordinary Shares to allow for the conversion of all of the Preferred Shares. To that end, the Share Capital Increase will amend our Articles of Association to increase (a) the number of Ordinary Shares that we are authorized to issue from 45,000,000 on a pre-Reverse Share Split basis to up to 900,000,000 on a post-Reverse Share Split basis and (b) the number of authorized Preferred Shares that we may issue from 5,000,000, split into 1,000,000 Series A Preferred Shares, 1,000,000 Series B Preferred Shares, 1,000,000 Series C Preferred Shares, 1,000,000 Series D Preferred Shares and 1,000,000 Series E Preferred Shares (all on a pre-Reverse Share Split Basis) to up to 100,000,000, split into 20,000,000 Series A Preferred Shares, 20,000,000 Series B Preferred Shares, 20,000,000 Series C Preferred Shares, 20,000,000 Series D Preferred Shares and 20,000,000 Series E Preferred Shares (all on a post-Reverse Share Split Basis). If the Additional Amendment Proposal is approved, the increase in the authorized Ordinary Shares and Preferred Shares will:

(a)	initially be to 67,500,000 Ordinary Shares and 7,500,000 Preferred Shares, subdivided equally among the five series;

(b)	as soon as the number of issued Ordinary Shares first equals or exceeds 50,000,000, to 225,000,000 Ordinary Shares and 25,000,000 Preferred Shares, subdivided equally among the five series; and

(c)	as soon as the number of issued Ordinary Shares first equals or exceeds 100,000,000, to 900,000,000 Ordinary Shares and 100,000,000 Preferred Shares, subdivided equally among the five series.

The increases in the authorized share capital set out in (b) and (c) above will occur when the limits described therein are equaled or exceeded without any need of further action from the Board or the Company’s shareholders.

If the Additional Amendment Proposal is approved and the Reverse Share Split occurs, the number of Ordinary Shares that will be issued on a fully diluted basis (assuming the Final Closing) as a percentage of the Ordinary Shares we are authorized to issue will range from 99.5%, if the split ratio is on the high end of the Split Ratio Range, to 26.6%, if the split ratio is on the low end of the Split Ratio Range.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Reverse Share Split Proposal. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Recommendation

The Board believes that the Additional Amendment Proposal is necessary to reach the Final Closing (as it is a condition precedent to the Final Closing) and for the future direction of the Company. To that end:

The Board recommends that you vote “FOR” the Additional Amendment Proposal.

PROPOSAL 4

APPROVAL OF THE REVERSE SPLIT AMENDMENT PROPOSAL

As set out in further detail below, you are being asked to consider the Reverse Split Amendment Proposal to amend the Articles of Association of the Company (and to authorize CMS to have the deed of amendment of articles of association executed) to affect the Reverse Share Split that will be at a ratio ranging from one for two (1:2) to one for one-hundred (1:100).

Overview

Approval of the Reverse Split Amendment Proposal would approve an amendment to the Articles of Association to provide for the Reverse Share Split that will be at a ratio that is within the Split Ratio Range, the final determination of which shall be determined by the Board. The form of the unofficial English translation attached of the Deed of Amendment to the Articles of Association effecting the Reverse Share Split is attached as Annex B to this proxy statement. Approving the Reverse Split Amendment Proposal would not immediately cause the Reverse Share Split but rather would grant authorization to our Board to effect the Reverse Share Split with a split ratio within the Split Ratio Range, if, and when determined by our Board. Although the Reverse Split Amendment would not change the number Ordinary Shares or Preferred Shares that we are authorized to issue, if the Additional Amendment Proposal is approved, the Share Capital Increase would increase number Ordinary Shares or Preferred Shares that we are authorized to issue. Our Board shall have sole discretion to elect, as it determines to be in the Company’s best interests, whether or not to effect the Reverse Share Splits and the exchange ratios within the Split Ratio Range, as soon as practicable.

Reverse Share Split

If the Reverse Split Amendment Proposal is approved by our shareholders and following such approval our Board determines that effecting the Reverse Share Split is in the best interests of the Company and our shareholders, the Reverse Share Split would become effective upon execution of the Deed of Amendment of the Articles of Association. If the Board determines to enact the Reverse Share Split, the amended Articles of Association would state the number of outstanding Ordinary Shares to be combined into one Ordinary Share and the number of Preferred Shares to be combined into one Preferred Share (of the same series), at the ratio approved by our Board within the Split Ratio Range. The Reverse Share Split would affect the nominal value of our Ordinary Shares and Preferred Shares. The nominal value of each of those securities would increase by the inverse of the Stock Split Ratio

Although we presently intend to effect the Reverse Share Split when and if necessary to maintain compliance with The Nasdaq Stock Market LLC’s minimum bid price requirement, our Board will have a right not to effect the Reverse Share Split, notwithstanding our shareholders’ adoption of the Reverse Share Split Proposal. Our Board may consider a variety of factors in determining whether or not to effect the Reverse Share Split and if so, the appropriate range within the Split Ratio Range, including overall trends in the stock market, recent changes and anticipated trends in the per-share market price of our Ordinary Shares, business developments and our actual and projected financial performance.

Purpose and Overview of the Reverse Share Split

Our Ordinary Shares are listed on the Nasdaq Capital Market. Our primary objective in effectuating the Reverse Share Split would be to attempt to raise the per-share trading price of our Ordinary Shares to continue our listing on The Nasdaq Capital Market. To maintain listing, The Nasdaq Capital Market requires, among other things, that our Ordinary Shares maintain a minimum closing bid price of $1.00 per share for 30 consecutive trading days (the “Minimum Bid Requirement”. As of March 23, the last closing price for our Ordinary Shares on The Nasdaq Capital Market was $0.48 per share, and it has been below $1.00 for over 30 consecutive trading days On March 20, 2026, we received notice from Nasdaq of our non-compliance with this listing requirement. Nasdaq has granted us a 180-calendar day compliance period, or until September 16, 2026 (the “Compliance Period”), to regain compliance with the Minimum Bid Price Requirement, which Compliance Period may be extended at Nasdaq’s discretion for an additional 180 days. During the Compliance Period, our Ordinary Shares will continue to be listed and traded on the Nasdaq Capital Market. If at any time during the Compliance Period, the bid price of our Ordinary Shares closes at or above $1.00 per share for at least 20 consecutive trading days (or, at Nasdaq’s discretion, ten consecutive trading days), Nasdaq will provide the Company with written confirmation of compliance with the Minimum Bid Price Requirement and the matter will be closed.

Our Board is seeking the Reverse Split Amendment Proposal to have the authority to effectuate the Reverse Share Split as a means of increasing the share price of our Ordinary Shares above $1.00. We expect that the Reverse Share Split would increase the bid price per Ordinary Share and reduce the risk of our shares trading below $1.00 in the future, thereby satisfying or maintaining this listing requirement. However, the Reverse Share Split might not have that effect, initially or in the future, and even if we undertake it, we might not be able to regain compliance with the Minimum Bid Requirement or to maintain such compliance if we do. The proposed Reverse Share Split is not intended to be an anti-takeover device.

We believe that the decrease in the number of shares of our outstanding Ordinary Shares because of the Reverse Share Split, and the anticipated increase in the price per share, would possibly promote greater liquidity for our shareholders with respect to their shares. However, liquidity may be adversely affected by the reduced number of shares that would be outstanding if the Reverse Share Split is effected, particularly if the price per share of our Ordinary Shares begins a declining trend after the Reverse Share Split is effectuated.

The Reverse Share Split might not achieve any of the desired results. The price per Ordinary Share immediately after the Reverse Share Split might not increase proportionately with the Reverse Share Split, and any increase might not be sustained for any period of time. Although we believe the Reverse Share Split is the most likely way to regain compliance with the Minimum Bid Requirement, the Reverse Share Split cannot guarantee we would be in compliance with the market capitalization, net worth or shareholders’ equity or other criteria that are or maybe required to maintain our listing on The Nasdaq Capital Market.

If our Ordinary Shares were delisted from The Nasdaq Capital Market, we believe that the trading of our Ordinary Shares would thereafter be conducted on the OTC Bulletin Board or the “pink sheets.” If that occurs, an investor may find it more difficult to dispose of, or to obtain accurate quotations as to the price of, our Ordinary Shares. To relist the Ordinary Shares on The Nasdaq Capital Market, we would be required to meet the initial listing requirements for either The Nasdaq Capital Market, which are more stringent than the maintenance requirements.

If our Ordinary Shares were delisted from The Nasdaq Capital Market and the price of our Ordinary Shares were below $5.00 at such time, such shares could come within the definition of “penny stock” as defined in the Exchange Act and would be covered by Rule 15g-9 of the Exchange Act. That rule imposes additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of $5 million or individuals with net worth in excess of $1 million or annual income exceeding $200,000 or $300,000 jointly with their spouse). For transactions covered by Rule 15g-9, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser’s written agreement to the transaction prior to the sale. These additional sales practice restrictions would make trading in our Ordinary Shares more difficult and the market less efficient.

In evaluating whether to seek authorization to enact the Reverse Share Split Proposal, our Board took into consideration negative factors associated with reverse share splits. These factors include: (i) the negative perception of reverse share splits that investors, analysts and other stock market participants may hold; (ii) the fact that the stock prices of some companies that have effected reverse share splits have subsequently declined, sometimes significantly, following their reverse share splits; (iii) the Company’s previous experience of effectuating a reverse share split; (iv) the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and (v) the costs associated with implementing a reverse share split.

Even if our shareholders approve the Reverse Split Amendment Proposal, our Board reserves the right not to effect the Reverse Share Split if in our Board’s opinion it would not be in the best interests of the Company or our shareholders to effect the Reverse Share Split.

Risks Associated with the Reverse Share Split

We cannot predict whether the Reverse Share Split, if completed, will increase the market price for our Ordinary Shares. The history of similar share split combinations for companies in like circumstances is varied. There is no assurance that:

●	the market price per share would either exceed or remain in excess of the $1.00 minimum bid price per share as required to maintain the listing of our Ordinary Shares on The Nasdaq Capital Market;

●	we would otherwise meet the requirements for continued listing of our Ordinary Shares on The Nasdaq Capital Market;

●	the market price per Ordinary Share after the Reverse Share Split would rise in proportion to the reduction in the number of shares outstanding before the Reverse Share Split;

●	the Reverse Share Split would result in a per-share price that would attract brokers and investors who do not trade in lower-priced stocks;

●	the Reverse Share Split would result in a per-share price that would increase our ability to attract and retain employees and other service providers; or

●	the Reverse Share Split would promote greater liquidity for our shareholders with respect to their shares.

If the Reverse Split Amendment Proposal and the Additional Amendment Proposal are approved and the Reverse Share Split is undertaken, the Reverse Share Split would occur at the same time as the Share Capital Increase. Therefore, the number of Ordinary Shares and Preferred Shares that are authorized and unissued will increase relative to prior to the Reverse Share Split. The Board may authorize the issuance of the remaining authorized and unissued shares without further shareholder action for a variety of purposes. The issuance of additional shares would be dilutive to our existing shareholders and may cause a decline in the trading price of our Ordinary Shares. The issuance of authorized but unissued Ordinary Shares and Preferred Shares could be used to deter a potential takeover of us that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

The market price of our Ordinary Shares is based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Share Split is effected and the market price of our Ordinary Shares declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Share Split.

Principal Effects of the Reverse Share Split on Our Ordinary Shares and Preferred Shares; No Fractional Shares

If the Reverse Share Split were enacted, the principal effect of the Reverse Share Split would be to reduce the number of issued and outstanding Ordinary Shares and Preferred Shares, depending on the Split Ratio Range set forth in the Reverse Share Split Amendment, from (i) 12,515,336 Ordinary Shares issued and outstanding as of the Record Date to between 6,257,668 shares and 125,154 Ordinary Shares, (ii) 1,000,000 Series A Preferred Shares issued and outstanding as of the Record Date to between 500,000 Series A Preferred Shares and 10,000 Series A Preferred Shares, (iii) 1,000,000 Series B Preferred Shares issued and outstanding as of the Record Date to between 500,000 Series B Preferred Shares and 10,000 Series B Preferred Shares and (iv) 1,000,000 Series C Preferred Shares issued and outstanding as of the Record Date to between 500,000 Series C Preferred Shares and 10,000 Series C Preferred Shares. If the Reverse Share Split is effectuated, the total number of our Ordinary Shares and Preferred Shares each shareholder holds would be reclassified automatically into a number of respective shares equal to the number of Ordinary Shares or Preferred Shares each shareholder held immediately prior to the Reverse Share Split divided by the ratio approved by the Board within the Split Ratio Range and set forth in the applicable amendment.

If the Reverse Split Amendment Proposal and the Additional Amendment Proposal are approved and the Reverse Share Split is undertaken, the Reverse Share Split would occur at the same time as the Share Capital Increase. Therefore, the number of Ordinary Shares and Preferred Shares that are authorized and unissued will increase relative to prior to the Reverse Share Split. Apart from the sale of the Series D Preferred Shares and the Series E Preferred Shares, we have no commitment, arrangement, or agreement regarding the issuance of Ordinary Shares, Preferred Shares or securities convertible into Ordinary Shares or Preferred Shares subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose (other than the potential conversion of the Preferred Shares). However, we have in the past conducted certain public and private offerings of our securities, and we will continue to require additional capital in the near future to fund our operations. We may also seek to acquire additional operations or assets, and to do so we would likely need to issue securities in connection with such acquisition. As a result, it is foreseeable that we will seek to issue such additional Ordinary Shares or Preferred Shares in connection with any such capital raising activities, or any of the other activities described above.

The Reverse Share Split would affect all of our shareholders uniformly and would not affect any shareholder’s percentage ownership interests, except to the extent that the Reverse Share Split results in such shareholder owning a fractional share, which shall equal one whole share.

Principal Effects of the Reverse Share Split on Outstanding Options

As of the Record Date, we had 449,480 options outstanding, which may be exercised into 449,480 Ordinary Shares upon vesting. If the Reverse Share Split becomes effective, the number of Ordinary Shares into which they may be exercised would be divided by the number of Ordinary Shares being combined into Ordinary Share in the Reverse Share Split. The number of shares reserved under our 2025 Omnibus Incentive Plan would decrease by the ratio approved by the Board within the Split Ratio Range.

Accounting Matters

The Reverse Share Split would affect the nominal value of our Ordinary Shares and Preferred Shares. The nominal value of each of those securities would increase by the inverse of the Stock Split Ratio. As a result, on the effective date of the Reverse Share Split, if enacted, the stated capital on our balance sheet attributable to our Ordinary Shares and Preferred would remain the same for any issues and outstanding Ordinary Shares and Preferred Shares.

The per-share net income or loss and net book value of our Ordinary Shares would be increased because there would be fewer shares of our Ordinary Shares outstanding]

Beneficial Holders of Our Ordinary Shares (Shareholders Who Hold in “Street Name”)

Upon the Reverse Share Split, we intend to treat shares held by shareholders in “street name,” through a broker, in the same manner as registered shareholders whose shares are registered in their names. Brokers would be instructed to effect the Reverse Share Split for their beneficial holders holding our Ordinary Shares in “street name.” However, brokers may have different procedures than registered shareholders for processing the Reverse Share Split and making payment for fractional shares. Shareholders holding Ordinary Shares with a broker and having any questions in this regard should contact their broker.

Registered “Book-Entry” Holders of Our Ordinary Shares

If a shareholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-Reverse Share Split shares or cash payment in lieu of any fractional share interest, if applicable. If such a shareholder is entitled to post-Reverse Share Split shares, a transaction statement would automatically be sent to such shareholder’s address of record indicating the number of shares of our Ordinary Shares held following the Reverse Share Split.

No Dissenters’ Rights

Under Dutch law, our shareholders are not entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Reverse Share Split, and we will not independently provide our shareholders with any such rights.

Material Federal Income Tax Consequences of the Reverse Share Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Share Split to holders of our Ordinary Shares.

For purposes of this summary a “non-U.S. holder” is any beneficial owner of our Ordinary Shares that is not a “U.S. holder.” A “U.S. holder” is any of the following:

●	an individual who is or is treated as a citizen or resident of the United States;

●	a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust (i) if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States Persons” have the authority to control all substantial decisions of such trust or (ii) that has a valid election in effect to be treated as “United States Persons” for U.S. federal income tax purposes.

This summary does not address all of the tax consequences that may be relevant to any particular shareholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by shareholders. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Ordinary Shares as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Ordinary Shares as “capital assets” (generally, property held for investment).

This summary is based on the provisions of the Code (as defined above), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Share Split.

EACH SHAREHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE SHARE SPLIT.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Ordinary Shares, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership.

Partnerships that hold our Ordinary Shares, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Share Split.

U.S. Holders

The Reverse Share Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, except as described below with respect to cash in lieu of fractional shares, no gain or loss will be recognized upon the Reverse Share Split. In addition, the aggregate tax basis in the Ordinary Shares received pursuant to the Reverse Share Split should equal the aggregate tax basis in the Ordinary Shares surrendered (excluding the portion of the tax basis that is allocable to any fractional share), and the holding period for the Ordinary Shares received should include the holding period for the Ordinary Shares surrendered.

A U.S. holder that receives cash in lieu of a fractional Ordinary Share in the Reverse Share Split generally will be treated as having received such fractional share and then as having received such cash in redemption of such fractional share interest. A U.S. holder generally will recognize gain or loss measured by the difference between the amount of cash received and the portion of the basis of the pre-Reverse Share Split Ordinary Shares allocable to such fractional interest. Such gain or loss generally will constitute capital gain or loss and will be long-term capital gain or loss if the U.S. holder’s holding period in our Ordinary Shares surrendered in the Reverse Share Split was greater than one year as of the date of the exchange.

U.S. Information Reporting and Backup Withholding

Information returns generally will be required to be filed with the Internal Revenue Service (“IRS”) with respect to the receipt of cash in lieu of a fractional Ordinary Share pursuant to the Reverse Share Split in the case of certain U.S. holders. In addition, U.S. holders may be subject to a backup withholding tax at the rate specified in the Code on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Non-U.S. Holders

Generally, non-U.S. holders will not recognize any gain or loss upon completion of the Reverse Share Split. In particular, gain or loss will not be recognized with respect to cash received in lieu of a fractional share provided that (a) such gain or loss is not effectively connected with the conduct of a trade or business in the United States (or, if certain income tax treaties apply, is not attributable to a non-U.S. holder’s permanent establishment or fixed base in the United States), (b) with respect to non-U.S. holders who are individuals, such non-U.S. holders are present in the United States for less than 183 days in the taxable year of the Reverse Share Split and other conditions are met, and (c) such non-U.S. holders comply with certain certification requirements.

U.S. Information Reporting and Backup Withholding Tax

In general, backup withholding and information reporting will not apply to payments of cash in lieu of a fractional Ordinary Share to a non-U.S. holder pursuant to the Reverse Share Split if the non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder and the applicable withholding agent does not have actual knowledge to the contrary. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the non-U.S. holder’s U.S. federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. In certain circumstances the amount of cash paid to a non-U.S. holder in lieu of a fractional share of our Ordinary Shares, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Reverse Split Amendment Proposal. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote.

Recommendation

The Board recommends that you vote “FOR” the Reverse Split Amendment Proposal.

THE DIRECTOR APPOINTMENT PROPOSALS

(PROPOSAL 5 THROUGH PROPOSAL 8)

Nominees

There are four (4) nominees recommended by the Nomination Committee of the Board (the “Nomination Committee”) for election this year to hold office until the Company’s annual general meeting of shareholders’ to be held in 2027 and until their respective successors are elected and qualified. Our Board has nominated: (i) David Natan, (ii) Robert Liscouski, (iii) Avraham Ben-Tzvi and (v) David Lazar, and our management has no reason to believe that any nominee will be unable to serve. Their biographies are provided herein. The biographies of each of the nominees contain information regarding the person’s service as a director, business experience, public-company director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nomination Committee and the Board to determine that the person should serve as a director for the Company. In addition to the information presented above regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment to service to the Company and our Board. Finally, we value their significant experience on other public company boards of directors and board committees.

Each nominee’s beneficial ownership of our Ordinary Shares, on a current basis and if the Proposals are approved and the Second Closing occurs, is set out in the Section entitled “Security Ownership of Certain Beneficial Owners and Management”. Although we have discussed with the nominees issuances of awards under the Plans in exchange for services to be provided as directors or advisors to the Company, any such final decision will be deferred until after the Shareholders’ Meeting.

A nominee will be elected as a director if he or she receives a majority of the votes cast, in person or by proxy, at the Shareholders’ Meeting. Withheld votes and broker non-votes will have no effect on the outcome of the vote.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” each of the nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board.

The Board recommends that you vote “FOR” the election of all of these nominees.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding our directors, director nominees and executive officers:

Name (1)	Age	Position	Director Since	Board Committee
Guido Baechler*	60	Chief Executive Officer and Executive Director	July 2021	None

William Caragol	59	Chief Financial Officer	—	—

Dr. Heiner Dreismann*	72	Non-Executive Director	December 2022	Audit Committee; Compensation (Chairman); Nomination

Hans Hekland*	67	Non-Executive Director	November 2021	Audit; Compensation; Nomination (Chairman)

Greggory Tibbits*	58	Non-Executive Director	December 2022	Audit (Chairman); Compensation; Nomination

David Lazar**	35	Non-Executive Director	February 2026	None

Robert Liscouski**	72	Non-Executive Director	March 2026	None

David Natan	72	Non-Executive Director Nominee	n/a	None

Avraham Ben-Tzvi	55	Non-Executive Director Nominee	n/a	None

*	Has not been nominated for reappointment and is expected to resign as a member of the Board after the Shareholders’ Meeting.

**	Is currently a member of the Board and has been nominated for reappointment. If the Lazar Director Proposal is approved, we anticipate that Mr. Lazar will be appointed our Chief Executive Officer. Consequently, at such time, Mr. Lazar will become an Executive Director.

Guido Baechler, was appointed as our Chief Executive Officer and to serve as a member of our Board in July 2021 and is expected to resign as our Chief Executive Officer and as a director if the Director Appointment Proposals are approved at the Shareholders’ Meeting.

Guido Baechler has global experience in private and public companies specializing in the life science and medical diagnostics fields. Mr. Baechler founded Berkeley Life Science Advisors, a diagnostic and life science start-up consulting business, in 2019. He was the Chief Executive Officer of SummerBio, a leading COVID testing CLIA laboratory in California, from July 2020 to February 2021 and Chief Executive Officer and Chief Operating Officer of Singulex, Inc. from November 2008 to June 2019.

Mr. Baechler previously held several leadership positions at Roche Molecular Systems, including serving as a member of its executive team. He held various leadership positions at Roche Diagnostics within Research, Development, and Marketing in Switzerland and California during his almost twenty years with the company.

From 2020 until March 2026, Mr. Baechler was on the board of Telo Genomics, a publicly traded Canadian biotech company. He is an advisor to other life science companies.

Mr. Baechler holds a Bachelor’s Degree in Electrical Engineering and completed a series of executive finance and management classes at the London School of Business and at the Haas Business School at the University of California, Berkeley.

William Caragol, our Chief Financial Officer, has over thirty years of experience working with growth stage technology companies. In 2018, he founded and is the Managing Director of Quidem LLC, a corporate strategic and financial advisory firm. From November 2021 to September 2025, Mr. Caragol served as the Chief Operating Officer and Chief Financial Officer of Iron Horse Acquisitions Corp. (NASDAQ: IROH). Since November 2024 Mr. Caragol has served as a director and CFO of Iron Horse Acquisition II Corp. (NASDAQ: IRHO). Since July 2023, Mr. Caragol has also been on the board of directors and has been Chairman of the audit committee of DeFi Development Corp. (NASDAQ: DFDV), serves on the board of Worksport Ltd. (NASDAQ: WKSP) since June 2021, and he served on the board of directors of Greenbox POS (NASDAQ: GBOX) from 2021 to April 2023. Since 2015, Mr. Caragol has been Chairman of the Board of Thermomedics, Inc., a medical diagnostic equipment company. Mr. Caragol earned a B.S. in business administration and accounting from Washington & Lee University and is a member of the American Institute of Certified Public Accountants.

Dr. Heiner Dreismann, was appointed to serve as a member of our Board in December 2022 and is expected to resign as a director if the Director Appointment Proposals are approved at the Shareholders’ Meeting.

Dr. Heiner Dreismann, Ph.D., a non-executive director, had a successful career at the Roche Group from 1985 to 2006 where he held several senior positions, including President and CEO of Roche Molecular Systems, Head of Global Business Development for Roche Diagnostics and as a member of Roche’s Global Diagnostic Executive Committee. During the past five years, Dr. Dreismann served on the Board of Directors of Myriad Genetics, Inc., Med BioGene, Inc., Genenews Limited, Interpace Diagnostics and Ignyta, Inc. . He earned a M.S. degree in biology and his Ph.D. in microbiology/molecular biology (summa cum laude) from Westfaelische Wilhelms University (The University of Münster) in Germany.

Hans Hekland, was appointed to serve as a member of our Board in November 2021 and is expected to resign as a director if the Director Appointment Proposals are approved at the Shareholders’ Meeting.

Hans Hekland, a non-executive director, graduated Siviløkonom (MBA) from Norwegian School of Economics and Business Administration in Bergen, Norway in 1983. He has had several executive positions in international Banking and Industry until 2001 when he established Sarsia Innovation as the tech-transfer-office for University of Bergen. He has during his career developed Sarsia into a venture fund management company, established three venture funds. He holds board positions in several healthcare and biotech companies, and since 2021, he has been on the board of Lifecare AS (Euronext Growth: LIFE), a company developing a continuous glucose measurement implant. Hans Hekland is a certified business coach within the EIT Health program. In 2013 he established ColoAlert AS together with Dr. Dagfinn Øgreid and Dr Roger Løvlie and engaged PharmGenomics to develop the ColoAlert test.

Gregory Tibbitts, was appointed to serve as a member of our Board in December 2022 and is expected to resign as a director if the Director Appointment Proposals are approved at the Shareholders’ Meeting.

Gregory Tibbits is a Certified Public Accountant with over 30 years of professional experience as a senior financial executive and as a board member of publicly traded and privately held companies. His expertise includes multiple debt and equity transactions, restructure of complex manufacturing operations, resolution of technical accounting issues and direct interactions with the U.S. Securities and Exchange Commission. He worked as a Chief Financial Officer for both public and private companies, primarily in the medical diagnostics and life sciences sectors. He currently serves as a board member for CoImmune Inc, a biotechnology company and served as a board member for IDMI Pharma, Inc., a NASDAQ listed biotech company prior to its acquisition. He obtained a B.B.A. at University of San Diego and an M.B.A. at San Diego State University.

David E. Lazar was appointed to serve as a temporary member of our Board in February 2026 and is a director nominee pursuant to the Lazar Appointment Proposal.

David Lazar currently serves as the CEO and Chairman of Sow Good (NASDAQ: SOWG) since January 2026. Previously David served as the CEO and Chairman of Kala Bio Inc. (NASDAQ: KALA) from December 2025 to February 2026. David previously served as CEO & Chairman of Novabay Pharmaceuticals, Inc. (NASDAQ: NBY) from August - November 2025. Prior to that, David previously served as director on the board of directors of FiEE, Inc. (NASDAQ: FIEE) (formerly Minim, Inc.) where he also previously served as the CEO and CFO from December 2023 to February 2025. David served as interim CEO and principal Financial Officer of Bio Green Med Solution Inc. (NASDAQ: BGMS) (formerly Cyclacel Pharmaceuticals, Inc.), from January 2, 2025 through February 26, 2025. David served as the CEO of Black Titan Corporation listed on Nasdaq (NASDAQ: BTTC) (formerly Titan Pharmaceuticals, Inc.) from August 2022 to April 2024, where he also served as a Director and board Chairman from August 2022 until October 2023. David also served as the CEO and Chairman of the board of directors of OpGen, Inc. (OTC: OPGN) from March 2024 to August 2024. David also served as the president and a member of the board of directors of LQR House Inc. (NASDAQ: YHC) from October 2024 to April 2025. David served as the CEO of Activist Investing from March 2018 to April 2022. The Board believes that David’s expertise as an investor with a diverse knowledge of capital markets and experience leading public companies qualifies him to serve as a member of the Company’s Board of Directors.

Robert Liscouski was appointed to serve as a temporary member of our Board in March 2026 and is a director nominee pursuant to the Liscouski Appointment Proposal.

Mr. Liscouski is Chairman of the Board of Quantum Computing, Inc. He has served in this position since February 2018. From March 2018 through January 2024, Mr. Liscouski served as Chief Executive Officer and President of Quantum Computing, Inc. Prior to that, Mr. Liscouski served as Chairman and Founder of Convergent Risk Group LLC, an enterprise security risk management firm specializing in the convergence of physical and cyber risk, from January 2011 through May 2019 and as President of Implant Sciences Corp., a public company that became a leader in the explosive trace detection industry culminating in the sale of the technology to L3 Communications in January 2017. Mr. Liscouski is a proven security professional, thought leader and successful entrepreneur with over 35 years of senior level security operational and company leadership experience in government and public and private companies.

Mr. Liscouski has extensive experience in assessing, mitigating and managing physical and cybersecurity risk in private sector enterprises and state and federal government agencies. Mr. Liscouski has experience in leading innovative start up and turnaround companies as well as building programs for large government organizations and in identifying emerging security technologies. He serves as a “Trusted Advisor” to senior officials within government and private sector, providing guidance in areas such as physical and cyber security, crisis management, organizational development and strategic planning. Mr. Liscouski’s career has spanned local law enforcement, senior government and private sector positions from operations to senior leadership and boards of directors. He served as a senior advisor to the intelligence community and was appointed by President George W. Bush as the first Assistant Secretary for Infrastructure Protection at the Department of Homeland Security. Mr. Liscouski is a Founder and Chairman of the Board of the National Child Protection Task Force, a 501(c)(3) charitable organization, and served on the Board of Clean Coal Technologies Inc. from 2019 until December 2020. He received his Bachelor of Science degree in Criminal Justice from John Jay College and his MPA in Public Administration from the Kennedy School of Government, Harvard University.

The Board believes that Mr. Liscouski’s management expertise and experience and knowledge of the quantum computing and security industry, one we are seeking opportunities in, qualifies him to serve as a member of the Company’s Board of Directors.

David Natan is a nominee to become a non-executive director of the Company for a term commencing at the close of the Shareholders’ Meeting and ending at the close of the annual general meeting of the Company to be held in 2027.

Mr. Natan, currently serves as President and Chief Executive Officer of Natan & Associates, LLC, a consulting firm offering chief financial officer services to public and private companies in a variety of industries, both domestically and internationally, since 2007. From 2010 to May 2020, Mr. Natan served as Chief Executive Officer of Forcefield Energy, Inc., a company focused on the solar industry and LED lighting products. From February 2002 to November 2007, Mr. Natan served as Executive Vice President of Reporting and Chief Financial Officer of PharmaNet Development Group, Inc., a drug development services and clinical trials company, and, from June 1995 to February 2002, as Chief Financial Officer and Vice President of Global Technovations, Inc., a manufacturer and marketer of oil analysis instruments and speakers and speaker components. Before that, Mr. Natan served various roles in increasing responsibility with Deloitte & Touche LLP, a global accounting and consulting firm. Mr. Natan currently serves as a member of the Board of Directors and Chair of the Audit Committee of Sunshine Biopharma, Inc. (NASDAQ: SBFM), a pharmaceutical and nutritional supplement company, since February 2022. Additionally, since April 2024, Mr. Natan has served as a member of the Board of Directors and Audit Committee Chair of FIEE, Inc. (formerly Minim, Inc.), a technology company specializing in SAAS solutions and AI software development. Previously, Mr. Natan has served as a director for the following public companies: Global Technovations, ForceField Energy, Black Titan (NASDAQ: BTTC) (formerly Titan Pharmarceuticals, Inc.), Vivakor Inc. (NASDAQ: VIVK), NetBrands Corp. (OTC: NBND), OpGen Inc. (OTC: OPGN), and Bio Green Med Solutions (NASDAQ: BGMS) (formerly Cyclacel Pharmaceuticals, Inc.). Mr. Natan is a CPA (inactive), holds a B.A. in Economics from Boston University, and was appointed to Omicron Delta Epsilon, an international honor society in the field of Economics.

The Board believes that Mr. Natan’s financial expertise and experience with public companies and public company boards qualifies him to serve as a member of the Company’s Board of Directors.

Avraham Ben-Tzvi is a nominee to become a non-executive director of the Company for a term commencing at the close of the Shareholders’ Meeting and ending at the close of the annual general meeting of the Company to be held in 2027.

Mr. Ben-Tzvi is the founder of ABZ Law Office, a boutique Israeli law firm specializing in corporate and securities laws, commercial law and contracts, and various civil law matters, as well as providing outsourced general counsel services for publicly traded as well as private companies and corporations, which he established in January 2017. Mr. Ben-Tzvi served as Chief Legal Officer and General Counsel of Purple Biotech Ltd. (formerly Kitov Pharma Ltd.) (NASDAQ/TASE: PPBT), a clinical-stage company advancing first-in-class therapies to overcome tumor immune evasion and drug resistance, from November 2015 until April 2020. Prior to that, Mr. Ben-Tzvi served as General Counsel and Company Secretary at Medigus Ltd. (NASDAQ/TASE: MDGS), a minimally invasive endosurgical tools medical device and miniaturized imaging equipment company, from April 2014 until November 2015. Prior to that he served as an attorney at one of Israel’s leading international law firms where, among other corporate and commercial work, he advised companies and underwriters on various offerings by Israeli companies listing in the US and on various SEC related filings. Prior to becoming a lawyer, Mr. Ben-Tzvi worked in several business development, corporate finance and banking roles at companies in the financial services, lithium battery manufacturing and software development industries. Mr. Ben-Tzvi has been serving as a member of the Board of Directors of Black Titan Corporation (NASDAQ: BTTC), a distributor of human capital management software solutions in Southeast Asia, since 1 October 2025, following the completion of a merger with Titan Pharmaceuticals Inc. where he served as a director between August 2022 and the completion of the merger with Black Titan Corporation on 1 October 2025. Mr. Ben-Tzvi is a member of the Board of Directors of Indaptus Therapeutics, Inc. (NASDAQ: INDP) since 22 December 2025. Between January 5, 2025 and April 2, 2025, Mr. Ben-Tzvi served as a member of the Board of Directors of Cyclacel Pharmaceuticals Inc. (NASDAQ: CYCC) a pharmaceuticals development company. Between October 15, 2024 and December 19, 2024, Mr. Ben-Tzvi served as a member of the Board of Directors of LQR House, Inc. (NASDAQ: YHC), a company in the wine and spirits e commerce sector. Between March 25, 2024 and August 2, 2024, Mr. Ben-Tzvi served as a member of the Board of Directors of OpGen, Inc. (NASDAQ: OPGN), a precision medicine company. Between December 2023 and February 2025, Mr. Ben-Tzvi served as a member of the Board of Directors of Minim, Inc. (NASDAQ: MINM), a company which delivered smart software-driven communications products under the globally recognized Motorola brand and Minim® trademark. Mr. Ben-Tzvi holds a B.A., magna cum laude, in Economics from Yeshiva University in New York and an L.L.B., magna cum laude from Sha’arei Mishpat College of Law in Hod HaSharon, Israel. Mr. Ben-Tzvi is a licensed attorney and member of the Israel Bar Association and is also licensed as a Notary by the Israeli Ministry of Justice.

The Board believes that Mr. Tzvi’s professional experience in banking and finance, as a corporate and securities lawyer and his experience of working with domestic and foreign public companies listed in the United States qualifies him to serve as a member of the Company’s Board of Directors.

Family Relationships

There are no other family relationships among any of our executive officers, directors or director nominees.

Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

CORPORATE GOVERNANCE

The business and affairs of the Company are managed under the direction of the Board. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to the Company’s shareholders. The Board believes that its practices align management and shareholder interests.

The Governance section of the Company website makes available the Company’s corporate governance materials, including the current amended and restated Articles of Association, the charters for each Board committee and the Company’s Code of Ethics and Business Conduct. To access these documents on the Company’s website, please visit https://mainzbiomed.com/.

Board Composition/Election

Our Board presently consists of six (6) directors whose terms expire at the close of the annual general meeting to be held in 2027 Our directors are elected annually. All of our current directors, except for David Lazar, have indicated that they will resign (the “Current Director Resignations”) if the Director Appointment Proposals are all approved. Upon the approval of the Director Appointments and upon the Current Director Resignations, we will have four (4) members on the Board, which size may be increased at the discretion of the Board.

As discussed in more detail later in this section, the Board has determined that three (3) of the four (4) individuals who will be directors if all of the Director Appointment Proposals are approved and if the Current Director Resignations occur will be independent under the rules of Nasdaq.

Board Meetings

During fiscal year 2025, the Board meet in person or via video or teleconference approximately twelve times and acted by unanimous written consent approximately six times.

Selection of Nominees for The Board of Directors

The Nomination Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and shareholders. The Nomination Committee’s charter provides that it may retain a third-party search firm to identify candidates from time to time. Our Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and are selected based upon contributions they can make to the Board and management. The Nomination Committee’s assessment of a proposed candidate may include a review of the person’s judgment, skill, experience with other organizations of comparable purpose, complexity and size, independence, understanding of the Company’s business or other related industries, the interplay of his or her experience with the experience of other Board members, his or her ability to contribute to the effective management of the Company, the extent to which he or she would be a desirable addition to the Board and any of its committees, and such other more specific factors that the Nomination Committee determines are relevant in light of the needs of the Board. The Nomination Committee believes that its nominees should reflect a diversity of experience and age. The Board does not have a specific policy regarding director diversity. The Nomination Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, and the evaluations of other prospective nominees, if any.

In connection with this evaluation, it is expected that each member of the Nomination Committee will interview the prospective nominee before the prospective nominee is presented to the full Board for consideration. After completing this evaluation and interview process, the Nomination Committee will make a recommendation to the full Board as to the person(s) who should be nominated by the Board, and the Board determines the nominee(s) after considering the recommendation and report of the Nomination Committee. We look for director candidates who have the skills and experience necessary to help us achieve success within our industry.

We believe that each of our directors has the necessary qualifications to be a value-added member of our Board. As noted in the director biographies, our directors have experience, qualifications and skills across a wide range of public and private companies, possessing a broad spectrum of experience both individually and collectively.

Except as described in the Proposal 8 (the Nasdaq Compliance Proposal) of this Proxy Statement, there are no arrangements or understanding between any of the directors or the director nominee or officers of our Company or any other person pursuant to which any officer or director or director nominee was or is to be selected as an officer or director or director nominee.

Nominees for Director

The Board nominated David Natan, Robert Liscouski, Avraham Ben-Tzvi and David Lazar to stand for election for four (4) Board seats. David Lazar and Robert Liscouski are currently non-executive directors, and each such other individual has consented to serve if elected.

If elected, we expect that all of the aforementioned nominees will serve as directors and hold office until the annual general meeting to be held in 2027 and until their respective successors have been elected and qualified or until their death, retirement or resignation. If the four nominees are elected, (i) each of the Company’s current directors, excluding David Lazar, has indicated his intention to resign as a director of the Company and (ii) the executive officers of the Company, including Guido Baechler and William Caragol, have indicated that they will resign from their positions (as set out in the Settlement Agreements). The Company anticipates that if the current Chief Executive Officer resigns, David Lazar will be appointed as Chief Executive Officer. All of the other director nominees would be non-executive directors if appointed.

No Shareholder Nominations

There is no procedure under Dutch law by which a shareholder can nominate a director for appointment at the Shareholders’ Meeting.

Ethical Guidelines

Mainz Biomed N.V.’s Code of Ethics and Business Conduct (“Code of Ethics”) was adopted on October 26, 2021 to emphasize the Company’s commitment to the highest standards of business conduct. The Code of Ethics applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. The Code of Ethics is available on our corporate website at https://mainzbiomed.com/. The Code of Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and reporting of violations of the Code of Ethics. The Code of Ethics requires compliance with applicable law, discusses how conflicts of interest are handled, requires familiarity with the Company’s disclosure requirements and provides for waivers under certain circumstances.

Director Independence

Our Board is composed of a majority of “independent directors” as defined under the rules of Nasdaq. We use the definition of “independence” applied by Nasdaq to make this determination. Nasdaq Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq listing rules provide that a director cannot be considered independent if:

●	the director is, or at any time during the past three years was, an employee of the company;

●	the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the 3 years preceding the independence determination (subject to certain exemptions, including, among other things, compensation for board or board committee service);

●	the director or a family member of the director is a partner in, controlling shareholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exemptions);

●	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; and

●	the director or a family member of the director is a current partner of the Company’s outside auditor, or at any time during the past three years was a partner or employee of the Company’s outside auditor, and who worked on the Company’s audit.

Under such definitions, our Board has undertaken a review of the independence of each director. Based on the information provided by each director concerning his or her background, employment and affiliations, our Board has determined that, if elected, David Natan, Robert Liscouski and Avraham Ben-Tzvi will be independent directors of the Company.

Board Committees

The Board has established three standing committees: (i) Audit Committee; (ii) Compensation Committee of the Board (“Compensation Committee”); and (iii) Nomination Committee. Each of the committees operates pursuant to its charter. The responsibilities of each committee are described in more detail below.

Audit Committee.

We appointed to our Audit Committee three non-executive directors, Gregory Tibbitts, Hans Hekland and Heiner Dreismann, that satisfy the “independence” requirements of Rule 5605(a)(2) of the Listing Rules of the Nasdaq Stock Market and meet the independence standards under Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Gregory Tibbits is the Chair of the Audit Committee and is an “audit committee financial expert” within the meaning of the SEC rules and possesses financial sophistication within the meaning of the Listing Rules of the Nasdaq Stock Market. The Audit Committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company. The Audit Committee is responsible for, among other things:

●	selecting our independent registered public accounting firm and pre-approving all auditing and non-auditing services permitted to be performed by our independent registered public accounting firm;

●	reviewing with our independent registered public accounting firm any audit problems or difficulties and management’s response and approving all proposed related-party transactions, as defined in Item 404 of Regulation S-K;

●	discussing the annual audited financial statements with management and our independent registered public accounting firm;

●	annually reviewing and reassessing the adequacy of our Audit Committee charter;

●	meeting separately and periodically with the management and our independent registered public accounting firm;

●	reporting regularly to the full board of directors;

●	reviewing the adequacy and effectiveness of our accounting and internal control policies and procedures and any steps taken to monitor and control major financial risk exposure; and

●	such other matters that are specifically delegated to our Audit Committee by our board of directors from time to time.

If the Director Appointment Proposals are all approved, each member of this committee has indicated his intention to resign and we will need to appoint new members to the committee. We intend to appoint at least three members to the committee in compliance with Nasdaq continued listing requirements, and we do not intend to appoint any member who does not meet the independence requirements of the Nasdaq Listing Rules or the standards under the Exchange Act.

If the Director Appointment Proposals are all approved, we anticipate that David Natan, Robert Liscouski and Avraham Ben-Tzvi will be appointed to the Audit Committee. We believe that each of those director nominees possesses the financial sophistication required for audit committee members under Nasdaq rules and that the composition of our audit committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. Our board of directors has determined that David Natan would qualify as an “audit committee financial expert” as defined in applicable SEC rules.

Compensation Committee.

Our Compensation Committee currently consists of three non-executive directors, Dr. Heiner Dreismann, Hans Hekland, and Gregory Tibbitts, that satisfy the “independence” requirements of Rule 5605(a)(2) of the Listing Rules of the Nasdaq Stock Market and meet the independence standards under Rule 10A-3 under the Exchange Act. Dr. Heiner Dreismann is the Chair of the Compensation Committee. Our Compensation Committee assists the board in reviewing and approving the compensation structure, including all forms of compensation, relating to our directors and executive officers. No officer may be present at any committee meeting during which such officer’s compensation is deliberated upon. The Compensation Committee is responsible for, among other things:

●	reviewing and approving to the board with respect to the total compensation package for our most senior executive officers;

●	approving and overseeing the total compensation package for our executives other than the most senior executive officers;

●	reviewing and recommending to the board with respect to the compensation of our directors;

●	reviewing periodically and approving any long-term incentive compensation or equity plans;

●	selecting compensation consultants, legal counsel or other advisors after taking into consideration all factors relevant to that person’s independence from management; and

●	programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans.

If the Director Appointment Proposals are all approved, each member of this committee has indicated his intention to resign and we will need to appoint new members to the committee. We intend to appoint at least three members to the committee in compliance with Nasdaq continued listing requirements, and we do not intend to appoint any member who does not meet the independence requirements of the Nasdaq Listing Rules or the standards under the Exchange Act. If the Director Appointment Proposals are all approved, we anticipate that David Natan, Robert Liscouski and Avraham Ben-Tzvi will be appointed to the Compensation Committee.

Nomination Committee.

Our Nomination Committee currently consists of three non-executive directors, Gregory Tibbitts, Dr. Heiner Dreismann and Hans Hekland, each of whom satisfies the “independence” requirements of Rule 5605(a)(2) of the Listing Rules of the Nasdaq Stock Market and meet the independence standards under Rule 10A-3 under the Exchange Act. Mr. Hekland is the Chair of the Nominating Committee. The Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The Nominating Committee considers persons identified by its members, management, shareholders, investment bankers and others.

If the Director Appointment Proposals are all approved, each member of this committee has indicated his intention to resign and we will need to appoint new members to the committee. We intend to appoint at least three members to the committee in compliance with Nasdaq continued listing requirements, and we do not intend to appoint any member who does not meet the independence requirements of the Nasdaq Listing Rules or the standards under the Exchange Act. If the Director Appointment Proposals are all approved, we anticipate that David Natan, Robert Liscouski and Avraham Ben-Tzvi will be appointed to the Nomination Committee.

Insider Trading Policy

On January 18, 2023, our Board of Directors adopted an Insider Trading Policy governing the purchase, sale, and other dispositions of our securities by directors, senior management, and certain employees (the “Insiders”) that are reasonably designed to promote compliance with applicable insider trading laws, rules and regulations, and Nasdaq’s continued listing standards. Among other matters, this policy sets out that, with limited exceptions:

●	No Insider may buy or sell our securities at any time when they have material non-public information relating to our Company;

●	No Insider may buy or sell securities of another company at any time when they have material non-public information about that company, including, without limitation, any company that we conduct ordinary business with, such as customers, vendors or suppliers, when that information is obtained during the course of his/her employment with us;

●	No Insider may disclose material non-public information to third parties, to any other person, including family members, or make recommendations or express opinions on the basis of material non-public information with regard to trading securities; and

●	No Insider may buy or sell our securities during a time before and after a significant event involving our Company (including twenty days before the end of each of our fiscal quarters through to the second trading day following the public announcement of the financial results of such fiscal quarter).

DIRECTOR COMPENSATION

The Compensation Committee establishes, and reevaluates if it deems necessary or prudent in its discretion, the cash and equity awards (amount and manner or method of payment) to be made to non-executive directors for such fiscal year. In making this determination, the Compensation Committee may utilize such market standard metrics as it deems appropriate, including, without limitation, an analysis of cash compensation paid to our peer group’s independent directors.

The Compensation Committee has the power and discretion to determine in the future whether non-executive directors should receive annual or other grants of options to purchase Ordinary Shares or other equity incentive awards in such amounts and under such policies as the Compensation Committee may determine utilizing such market standard metrics as it deems appropriate, including, without limitation, an analysis of equity awards granted to independent directors of our peer group.

The following summary board compensation table provides information regarding the Board compensation paid during our fiscal year ended December 31, 2025 to our Board members. Only our non-executive directors received compensation for being directors during fiscal year 2025.

	Cash Compensation	Equity Compensation	Total Compensation
Dr. Heiner Dreismann	60,000	59,176	119,176
Hans Heklan	42,000	37,028	79,028
Greggory Tibbits	42,000	33,815	75,815
Total	144,000	130,019	274,019

EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table provides information concerning all cash and non-cash compensation that have been or will be awarded to, earned by or paid during our fiscal year ended December 31, 2024 and December 31, 2025 to our Chief Executive Officer (principal executive officer), our Chief Financial Officer. We refer to these individuals as our “named executive officers” (“NEO”). We do not have any other executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Share Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Guido Baechler	2025	225,000	-	-	548,551	45,412	818,963
Chief Executive Officer	2024	420,000	105,000	-	107,448	37,719	670,167

William Caragol	2025	175,000	-	-	353,629	43,824	572,453
Chief Financial Officer	2024	320,833	92,841	-	229,244	38,709	681,627

Employment Agreements

We have executed the following employment agreements and consulting agreements with our NEOs. The material terms of each of those arrangements are summarized below.

Guido Baechler, Chief Executive Officer

On July 1, 2021, we entered into a management services agreement with Guido Baechler (as amended, the “Baechler Agreement”). Pursuant to the Baechler Agreement: (a) Mr. Baechler is appointed as our Chief Executive Officer and will undertake and perform the duties and responsibilities normally and reasonably associated with such office; (b) we paid Mr. Baechler annual base remuneration of $240,000 that increased to $350,000 upon the filing of the Form F-1 for our initial public offering, and to $450,000 in the year after the initial public offering provided we make satisfactory progress in Board-approved goals (the “Base Remuneration”); (c) we shall reimburse Mr. Baechler for one U.S. health plan and one U.S. dental plan (if not included in the health plan) amounting up to $3,500 per month; (d) we shall provide to Mr. Baechler any benefits plan, if and when we have adopted such benefits; (e) our Board of Directors shall, in good faith, consider the payment of an annual bonus equal to 50% of that year’s Base Remuneration based upon our performance and upon the achievement of mutually agreed-upon milestones (the “Annual Bonus”); and (e) Mr. Baechler will be entitled to twenty days paid annual vacation per calendar year as well as the reimbursement of reasonable and necessary business expenses.

We or Mr. Baechler may terminate the Baechler Agreement at any time for any reason by providing not less than ten calendar days’ notice in writing, provided that (a) we shall have the option to provide a lump sum payment equal to ten (10) days’ Base Remuneration in lieu of such notice if terminating without cause; and (b) we may waive all or any part of the notice period for no consideration by giving written notice to Mr. Baechler if terminating with cause.

In the event we terminate the Baechler Agreement for cause or if Mr. Baechler’s terminates the Baechler Agreement without good reason, Mr. Baechler is entitled to (i) any accrued but unpaid Base Remuneration and payment for any accrued but unused vacation; (ii) reimbursement for unreimbursed business expenses properly incurred by Mr. Baechler; and (iii) such benefits (including equity compensation), if any, to which Mr. Baechler may be entitled under our benefit plans as of termination; provided that, in no event shall Mr. Baechler be entitled to any payments in the nature of severance or termination payments except as specifically provided in the Baechler Agreement (collectively the “Accrued Amounts”).

If we terminate the Baechler Agreement without good cause or Mr. Baechler resigns with good reason in compliance with the relevant terms and conditions of the Baechler Agreement, we shall be obligated to provide a severance package to Mr. Baechler that includes: (i) the Accrued Amounts (ii) equal installment payments payable under the our normal payroll practices, but no less frequently than monthly, which are in the aggregate equal to the Mr. Baechler’s Base Remuneration for the year in which termination occurs; (iii) an amount equal to the Annual Bonus for the year in which the termination takes place; (iv) vesting of an additional 12 months (removing any cliff) under all time-based vesting schedules for equity-based incentives held by Mr. Baechler; and (v) reimbursement for up to $3,500 of the monthly U.S. health insurance premium paid by Mr. Baechler for himself and his dependents until the earliest date set forth by the Baechler Agreement.

The Baechler Agreement will terminate upon the death of Mr. Baechler. We may terminate Mr. Bachelor upon disability as defined by the Baechler Agreement. If Mr. Baechler is terminated on account of death or disability, we will provide Mr. Baechler, his estate, or, if applicable, Mr. Baechler’s beneficiaries with the Accrued Amounts.

On November 1, 2024, the Company and Mr. Baechler amended the Baechler Agreement, reducing the salary and commitment level of Mr. Baechler to 60% of his then current salary, effective November 1, 2024.

William Caragol, Chief Financial Officer

On April 29, 2022, effective May 1, 2022, we entered into an Employment Contract with Mr. Caragol (the “Caragol Contract”). Pursuant to the Caragol Contract: (a) Mr. Caragol has an annual salary of $350,000; (b) Mr. Caragol is eligible to receive an annual bonus of up to 50% of his salary as determined by the Compensation Committee of the Board of Directors; (c) Mr. Caragol is to have his healthcare expensed paid, and a monthly office allowance, not to exceed $1,500 per month; and (d) Mr. Caragol was entitled to receive 2,000 options to purchase our Ordinary Shares.

If we elect to terminate the Caragol Contract without good cause or Mr. Caragol resigns with good reason in compliance with the relevant terms and conditions of the Caragol Agreement, we shall be obligated to provide a severance package to Mr. Caragol that includes: (i) any amounts due to him under the Caragol Agreement that have not yet been paid, (ii) the amounts due to Mr. Caragol for a year subsequent to the date when the termination occurs; (iii) an amount equal to Mr. Caragol’s target annual bonus for the year in which the termination takes place, with all criterion for such annual bonus deemed to have been achieved; and (iv) the vesting of an additional twelve months under all time-based vesting schedules for equity-based incentives held by Mr. Caragol.

On November 1, 2024, the Company and Mr. Caragol amended the Caragol Agreement, reducing the salary and commitment level of Mr. Caragol to 50% of his then current salary, effective November 1, 2024.

Settlement Agreements

In connection with the Investment, we entered into a Settlement Agreement and General and Mutual Releases (collectively, the “Settlement Agreements”) with our Chief Executive Officer, our Chief Financial Officer and three of our directors. The Settlement Agreements provide that upon the Final Closing, (i) the applicable director or officer shall generally release us from any claims, actions, or losses that such person may have against us and (ii) we shall similarly release such officer or director from any claims, action or losses that we may have against such person, provided that we remain obligated pursuant to maintain D&O insurance coverage, or a D&O tail policy, a that we make a payment to such person for any and all accrued and unpaid salary, Board approved bonuses, twelve months healthcare continuation and such person’s contractual severance payment. If the Final Closing occurs (and the approval of the Proposals is a condition precedent to the Final Closing), the payments that we will need to make in connection with the Settlement Agreements are approximately $965,000 to our Chief Executive Officer, $776,000 to our Chief Financial Officer, $60,000 to one of our directors and $40,000 to each of two of our directors.

Share Option Plans and Stock Options

We have adopted our 2021 Omnibus Incentive Plan, our 2022 Omnibus Incentive Plan, as amended, and our 2025 Omnibus Incentive Plan (the “Plans”). Under the Plans, we are authorized to issue equity incentives in the form of incentive stock options, non-statutory stock options, restricted shares, restricted share units, share appreciation rights, performance units or performance shares under separate award agreements. Under the Plans, the aggregate number of shares underlying awards that we can issue cannot exceed 1,467,021 Ordinary Shares, of which we have issued 1,449,480, including 1,000,000 Ordinary Shares issued to employees and directors in February 2026.

Pension Benefits

We do not have any defined benefit pension plans or any other plans requiring us to make retirement payments or pay comparable benefits.

Bonuses

Since the end of our 2025 fiscal year, our Board has approved bonuses valued at $544,000 to our executive officers and directors. These bonuses will be paid in connection with the payments to be made pursuant to the Settlement Agreements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of March 25, 2026, with respect to the holdings of (1) each of our directors, (2) each executive officer, (3) our director nominees and (4) all of our current directors and executive officers as a group. No person not included above beneficially owns 5% or more of our Ordinary Shares.

Beneficial ownership of a class of voting stock is determined in accordance with the rules of the SEC and includes any shares of such class of the Company’s voting stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership at any time within 60 days. Except as otherwise indicated, we believe that the persons named in this table have sole voting and investment power with respect to all shares of voting stock held by them. Applicable percentage ownership in the following table is based on (i) 12,515,336 Ordinary Shares issued and outstanding on March 25, 2026, and (ii) the number of shares anticipated to be outstanding following the Final Closing (which is contingent upon the approval of the Proposals herein) plus, for each individual, any Ordinary Shares that individual has the right to acquire within 60 days of March 25, 2026.

To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our Ordinary Shares beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Name (1)	Number of Ordinary Shares Currently Beneficially Owned	Percentage	Number of Ordinary Shares Beneficially Following Final Closing	Percentage
Guido Baechler, Chief Executive Officer and Executive Director	605,058	4.8%	605,058	4.8%

William Caragol, Chief Financial Officer	367,899	2.9%	367,899	2.9%

Dr. Heiner Dreismann, Non-Executive Director	64,500	*	64,500	*

Hans Hekland, Non-Executive Director	56,000	*	56,000	*

Greggory Tibbits, Non-Executive Director	55,875	*	55,875	*

David Lazar, Non-Executive Director(2)	-	-	477,000,000	97.4%

Robert Liscouski, Non-Executive Director	-	-	-	-

Directors and Executive Officers as a Group (7 people)	1,231,832	9.8%	478,231,832	97.7%

David Natan, Non-Executive Director Nominee	-	-	-	-

Avraham Ben-Tzvi, Non-Executive Director Nominee	-	-	-	-

*	Denotes less than 1%

(1)	Unless otherwise noted, the address for such person is c/o Mainz Biomed, Robert Koch Strasse 50, 55129 Mainz, Germany

(2)	Includes (i) 9,000,000 Ordinary Shares issuable upon conversion of the Series A Preferred Shares, (ii) 9,000,000 Ordinary Shares issuable upon conversion of the Series B Preferred Shares, (iii) 9,000,000 Ordinary Shares issuable upon conversion of the Series A Preferred Shares, (iv) 225,000,000 Ordinary Shares issuable upon conversion of the Series D Preferred Shares and (v) 225,000,000 Ordinary Shares issuable upon conversion of the Series E Preferred Shares upon the Final Closing (for which the approval of the Additional Amendment Proposal and the Nasdaq Compliance Proposal are conditions precedent).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of our outstanding Ordinary Shares (“Ten Percent Holders”) to file with the SEC reports of their share ownership and changes in their share ownership of our Ordinary Shares. Directors, executive officers and Ten Percent Holders are also required to furnish us with copies of all ownership reports they file with the SEC. We only became subject to Section 16(a) on January 1, 2026 when we ceased to be a Foreign Private Issuer, as defined under the Securities Act. To our knowledge, based solely on a review of the copies of such reports furnished to us, the following directors, executive officers and Ten Percent Holders did not comply with all Section 16(a) filing requirements as of Record Date as follows:

(i)	Mr. Hans Hekland, a non-executive director, filed his Form 3 in mid-February 2026 instead of early-January 2026; and

(ii)	Mr. David Lazar (i) 9,000,000 Ordinary Shares issuable upon conversion of the Series A Preferred Shares, a non-executive director, filed his Form 3 eight days after the stipulated timeframe.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed herein and regular salary and bonus payments made to our directors and officers in the ordinary course of business as described in the section “Executive Compensation,”, no director, executive officer or shareholder holding at least 5% of Ordinary Shares, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction in which the amount involved in the transaction exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years.

Related Party Transactions

Apart from the employment agreements, the Settlement Agreements and the Purchase Agreement described elsewhere in this proxy statement, we have not entered into any material transactions with our directors, officers, promoters and shareholders or who beneficially own more than 10% of our Ordinary Shares (or their immediate family members).

VOTE REQUIRED

For the approval of each Director Appointment Proposal, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote is required. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on the Director Appointment Proposals.

PROPOSAL 5

THE NATAN APPOINTMENT PROPOSAL

General

Proposal 5 is to consider and vote upon the proposal to appoint David Natan to the Company’s Board of Directors as a non-executive director.

The information set out in the Section of this Proxy Statement entitled “The Director Appointment Proposals” is incorporated into the description of this proposal.

Recommendation

The Board recommends that you vote “FOR” the Natan Appointment Proposal

The existence of a financial and personal interest of one or more of the Company’s directors may result in a conflict of interest on the part of such director(s) between what they may believe is in the best interests of the Company and its shareholders as a whole and what they may believe is best for himself, herself or themselves in determining to recommend that the Company’s Shareholders vote for this proposal.

PROPOSAL 6

THE LISCOUSKI APPOINTMENT PROPOSAL

General

Proposal 6 is to consider and vote upon the proposal to appoint Robert Liscouski to the Company’s Board of Directors as a non-executive director.

The information set out in the Section of this Proxy Statement entitled “The Director Appointment Proposals” is incorporated into the description of this proposal.

Recommendation

The Board recommends that you vote “FOR” the Robert Liscouski Appointment Proposal

The existence of a financial and personal interest of one or more of the Company’s directors may result in a conflict of interest on the part of such director(s) between what they may believe is in the best interests of the Company and its shareholders as a whole and what they may believe is best for himself, herself or themselves in determining to recommend that the Company’s Shareholders vote for this proposal.

PROPOSAL 7

THE BEN-TZVI APPOINTMENT PROPOSAL

General

Proposal 7 is to consider and vote upon the proposal to appoint Avraham Ben-Tzvi to the Company’s Board of Directors as a non-executive director.

The information set out in the Section of this Proxy Statement entitled “The Director Appointment Proposals” is incorporated into the description of this proposal.

Recommendation

The Board recommends that you vote “FOR” the Ben-Tzvi Appointment Proposal

The existence of a financial and personal interest of one or more of the Company’s directors may result in a conflict of interest on the part of such director(s) between what they may believe is in the best interests of the Company and its shareholders as a whole and what they may believe is best for himself, herself or themselves in determining to recommend that the Company’s Shareholders vote for this proposal.

PROPOSAL 8

THE LAZAR APPOINTMENT PROPOSAL

General

Proposal 8 is to consider and vote upon the proposal to appoint David Lazar to the Company’s Board of Directors as a non-executive director.

The information set out in the Section of this Proxy Statement entitled “The Director Appointment Proposals” is incorporated into the description of this proposal.

Recommendation

The Board recommends that you vote “FOR” the Lazar Appointment Proposal.

The existence of a financial and personal interest of one or more of the Company’s directors may result in a conflict of interest on the part of such director(s) between what they may believe is in the best interests of the Company and its shareholders as a whole and what they may believe is best for himself, herself or themselves in determining to recommend that the Company’s Shareholders vote for this proposal.

PROPOSAL 9

THE INCENTIVE PLAN AMENDMENT PROPOSAL

You are being asked to approve an amendment to the Company’s 2025 Omnibus Incentive Plan.

On June 2, 2025, our shareholders approved, and we enacted, the 2025 Omnibus Incentive Plan, pursuant to which the maximum aggregate number of Shares that could initially be issued under the Plan was 500,000 Ordinary Shares, which amount is automatically increased at the start of each fiscal quarter to an amount that equals 15% of the total number of Ordinary Shares outstanding on the last day of the immediately preceding fiscal quarter (or such lesser amount determined by the Board), assuming the conversion of any outstanding shares of preferred stock (the “Share Limit”). Under the 2025 Omnibus Incentive Plan, we are authorized to issue equity incentives in the form of incentive stock options, non-statutory stock options, restricted shares, restricted share units, share appreciation rights, performance units or performance shares under separate award agreements. The Share Limit is currently 1,467,021 Ordinary Shares, of which 1,449,480 have been issued.

On March 10, 2026, the Board approved an amendment to the 2025 Omnibus Incentive Plan. The sole change of the amendment is to increase the Shares Limit from its current amount of 1,467,021 Ordinary Shares to 10,000,000 Ordinary Shares. No other changes are to be made to the 2025 Omnibus Incentive Plan, including the provision regarding the automatic increase of the Share Limit at the start of each fiscal quarter (unless a lesser amount is determined by the Board).

The increase in the Share Limit would have a dilutive effect on your economic and voting positions if the Ordinary Shares thereunder are issued. The number of shares that may be issued under the 2025 Omnibus Incentive Plan as a percentage of our issued and outstanding shares as of the date hereof is approximately 1.4%, and such percentage would increase to 68.2% following the amendment. As already set out in the plan and as unaffected by the proposed amendment, following the start of the first quarter after the Final Closing, if it occurs, the Share Limit would become 15% of the then issued and outstanding Ordinary Shares, or approximately 71,735,000 Ordinary Shares (unless the Board determines that such increase at the start of the fiscal quarter should be a lesser amount).

The Board believes that approving the amendment to the 2025 Omnibus Incentive Plan is in the best interests of the shareholders. Each of the Compensation Committee and the Board has approved the proposed amendment to the 2025 Omnibus Incentive Plan and recommends that the Company’s stockholders adopt and approve the proposed amendment to provide the Company with the continued ability to grant a variety of equity awards to help attract, motivate and retain officers, directors and employees of the Company and its subsidiaries. If the stockholders approve the amendment to the 2025 Omnibus Incentive Plan, the amendment will be effective as of the date of the Shareholders’ Meeting.

Our Plans

Our Plans outstanding as of March 25, 2026 were our 2021 Omnibus Incentive Plan, our 2022 Omnibus Incentive Plan, as amended, and our 2025 Omnibus Incentive Plan. Under the Plans, the aggregate number of shares underlying awards that we can issue cannot exceed 1,467,021 Ordinary Shares, of which we have issued 1,449,480, including 1,000,000 Ordinary Shares issued to employees and directors in February 2026.

	Number of Shares	As a % of Shares Outstanding (1)	Dollar Value (2)
The Plans
Options outstanding	449,480	3.5%	$364,079
Weighted average exercise price of outstanding options	$29.50
Weighted average remaining term of outstanding options	8.6 years
Restricted stock outstanding	1,000,000	8.0%	$810,000
Shares available for grant	17,541	.01%	$14,208
Proposed increase in shares available for future issuance under our 2025 Omnibus Equity Incentive Plan	8,532,979	68.2%	$6,911,713

(1)	Based on 12,515,336 Ordinary Shares outstanding as of March 9, 2026.

(2)	Based on the closing price per share of $0.81 of Our Ordinary Shares on March 9, 2026.

We have not granted any restricted share units, share appreciation rights, performance units or performance shares under the Plans.

Equity Overhang

In fiscal years 2025, 2014, and 2023, our end of year equity overhang rates for the Plans were 12%, 3% and 15%, respectively (calculated by dividing (1) the number of shares subject to equity awards outstanding at the end of the applicable fiscal year plus the number of shares remaining available for issuance under the Plans at the end of such fiscal year by (2) the number of our shares outstanding at the end of such fiscal year).

Three-Year Burn Rate

The following table provides information on the Company’s annual share usage:

	2025	2024	2023	3-Year Average
Stock options granted	407,500	3,000	9,626	140,042

Restricted stock awarded	1,000,000	0	0	333,333

Total number of shares cancelled	(12,375)	(17,001)	(1,301)	(10,226)

Weighted average of Ordinary Shares outstanding	4,722,851	968,234	406,058	2,032,381

Net Burn Rate(1)	29.5%	(1.4)%	2.1%	22.8%

Equity awards made to Named Executive Officers, and non-employee directors (as a percentage of equity awards granted under the Plans)	79%	0%	10%	79%

(1)	Burn rate is equal to the stock options granted plus restricted stock awards and purchases, minus the number of shares cancelled, divided by weighted average of common shares outstanding.

Awards Under The Plans

Grants of equity awards under the Plans are subject to the discretion of the Board and the Compensation Committee. As of March 25, 2026, the Company had made the following equity grants consisting of stock options and restricted stock under the Plans:

Number of Equity Awards Granted Under the Plans
Guido Baechler	598,696

William Caragol	367,899

All executive officers as a group	966,595

All non-executive officer employees as a group	306,310

All non-executive directors as a group	176,575

Reasons for Seeking Shareholder Control

The Board’s rationale for recommending the amendment of the Company’s 2025 Omnibus Incentive Plan to authorize in increase in the number of Ordinary Shares awardable thereunder from 1,467,021 to 10,000,000 is to allow sufficient awards to (a) better align employee and shareholder interest; and (b) recruit and retain talented employees and senior management. If this Proposal is approved and the Final Closing occurs prior to June 30, 2026, the amount of Ordinary Shares issuable under the 2025 Omnibus Incentive Plan will increase to approximately 71,735,000 on July 1, 2026 (assuming that the Board does not elect to lower the amount of the automatic increase). The increase in the Ordinary Shares under this Proposal would allow the Company more flexibility to obtain its incentive goals prior to any automatic increase.

Additionally, the Board wants to ensure compliance with Nasdaq Listing Rule 5635(d). Pursuant to Nasdaq Listing Rule 5635(d), shareholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (i) “20% Issuance” means a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of ordinary Shares (or securities convertible into or exercisable for Ordinary Shares), which alone or together with sales by our officers, directors or substantial shareholders equals 20% or more of Ordinary Shares or 20% or more of the voting power outstanding before the issuance, and (ii) “Minimum Price” means a price that is the lower of: (A) the closing price (as reflected on NASDAQ.com) immediately preceding the signing of the binding agreement; or (B) the average closing price of Ordinary Shares (as reflected on NASDAQ.com) for the five trading days immediately preceding the signing of the binding agreement. Shareholder approval of this proposal will constitute shareholder approval for purposes of Nasdaq Listing Rule 5635(d). Although awards under the 2025 Omnibus Incentive Plan may not be issued with an exercise price or per share value of less than the fair market value of our Ordinary Shares on the date such awards are granted, the fair market value thereof may be less than the Minimum Price. If approved, the number of shares that may be issued under the 2025 Omnibus Incentive Plan as a percentage of our issued and outstanding shares as of the date hereof would be approximately 68.2%.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Incentive Plan Amendment Proposal. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote.

Recommendation

The Board recommends that you vote “FOR” the Incentive Plan Amendment Proposal.

The existence of a financial and personal interest of one or more of the Company’s directors (including the ability to be issued awards under the 2025 Omnibus Incentive Plan) may result in a conflict of interest on the part of such director(s) between what they may believe is in the best interests of the Company and its shareholders as a whole and what they may believe is best for himself, herself or themselves in determining to recommend that the Company’s Shareholders vote for this proposal.

PROPOSAL 10

REMUNERATION POLICY PROPOSAL

Each of the Compensation Committee and the Board believes that appropriate remuneration of the Company’s directors plays a vital part in helping to achieve the Company’s overall objectives, and, accordingly, and in compliance with the Dutch Civil Code, we are providing shareholders with the opportunity to vote on a resolution to amend our remuneration policy substantially in the form the amended and restated Remuneration Policy attached hereto as Annex F.

The directors’ remuneration policy sets out the Company’s forward-looking policy on directors’ remuneration and describes the components of the executive and non-executive directors’ remuneration. The current remuneration policy was adopted by our shareholders on November 1, 2021 and amended by our shareholders on May 28, 2025. If the amended and restated Remuneration Policy is approved, all payment by the Company to our directors will be made in accordance with the amended and restated policy, or a further shareholder-approved amendment thereto. The material proposed changes to the Remuneration Policy are:

●	to increase the number of Ordinary Shares underlying awards that a director may receive under the 2025 Omnibus Incentive Plan to 500,000 each year (it is currently set at 150,000 Ordinary Shares for each year);

●	to eliminate the carve out plan that is currently permitted under the Remuneration Policy;

●	to increase the annual maximum fixed consideration that may be payable to non-executive directors to $150,000 per year (it is currently $42,000);

●	to increase the long-term incentives (cash and equity based) that a non-executive director may receive in any year to 100% of his or her fixed annual compensation (it is currently 50%);

●	to increase the short-term incentives (cash and equity based) that a non-executive director may receive in any year to 100% of his or her fixed annual compensation (it is currently 50%); and

●	the non-executive director chairman may be entitled to a bonus grant subject to the 2025 Omnibus Incentive Plan of up to 2.0% of the Company’s issued and outstanding Ordinary Shares determined on a fully-diluted basis as of the set effective date.

The amended remuneration policy will be deemed to have taken effect as of February 1, 2026. Under the amended remuneration policy, the following shares or rights to acquire shares will be granted to Mr. Robert Liscouski as non-executive director chairman:

(a)	Ordinary Shares or rights to acquire Ordinary Shares under the 2025 Omnibus Incentive Plan up to USD 150,000 each year; and

(b)	2.0% of the Company’s issued and outstanding Ordinary Shares determined on a fully-diluted basis subject to the 2025 Omnibus Incentive Plan.

The Board and the Compensation Committee believe that the policies and procedures articulated in the amended and restated Remuneration Policy will help the Company attract and retain high-quality directors.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Remuneration Policy Proposal. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote.

Recommendation

The Board recommends that you vote “FOR” the Remuneration Policy Proposal.

The existence of a financial and personal interest of one or more of the Company’s directors (including the ability to be issued awards under the 2025 Omnibus Incentive Plan) may result in a conflict of interest on the part of such director(s) between what they may believe is in the best interests of the Company and its shareholders as a whole and what they may believe is best for himself, herself or themselves in determining to recommend that the Company’s Shareholders vote for this proposal.

PROPOSAL 11

BOARD RESOLUTION APPROVAL PROPOSAL

You are being asked to approve the resolutions of the Board of Directors approving the Purchase Agreement and the related transactions thereunder including the issuance of the Preferred which will represent more than 95% of the ownership of our Ordinary Shares on a fully diluted basis. Pursuant to article 2:107a of the Dutch Civil Code, resolutions of the Board with regard to the matter set out above are subject to shareholder approval.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Board Resolution Approval Proposal. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote. This matter is considered routine and, consequently, broker votes on this proposal will be counted in the final tabulation.

Recommendation

The Board recommends that you vote “FOR” the Remuneration Policy Proposal.

ADDITIONAL INFORMATION

Solicitation Expenses: Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited principally by mail and through our proxy solicitor, Broadridge. In addition, our directors, officers and regular employees, without additional compensation, may solicit proxies personally, by e-mail, telephone, fax or special letter. We will reimburse Broadridge for their reasonable out-of-pocket expenses as well as brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of our shares.

How To Receive Additional Paper Copies of the Proxy Statement: The Company has adopted a procedure called “householding” which has been approved by the SEC. The Company and some brokers household proxy materials, delivering a single notice and, if applicable, this Proxy Statement, to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Shareholders who participate in householding will continue to access and receive separate proxy cards. This process will help reduce our printing and postage fees, as well as save natural resources. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple copies of the Proxy Statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Mainz Biomed N.V., Robert Koch Strasse 50, 55129 Mainz, Germany or by calling us at +49 6131 5542860, or by sending an e-mail to ir@mainzbiomed.com.

 Other Matters To Be Considered At The Shareholders’ Meeting: The Board is not aware of any other matters that are expected to come before the Shareholders’ Meeting other than those referred to in this proxy statement and as set forth above. The Board has made no recommendation as to how the proxies will vote on such other matters. If any other matter should come before the Shareholders’ Meeting, the individuals named on the proxy card intend to vote the proxies in accordance with their best judgment.

Notice of Extraordinary General Meeting. We are providing you with a copy of the Notice of Extraordinary General Meeting required pursuant to Dutch law as Annex G hereto.

By Order of the Board of Directors

Robert Liscouski

Chairman of the Board of Directors

Annex A

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. THE REDACTED TERMS HAVE BEEN MARKED WITH THE FOLLOWING MARKING: [Redacted.]

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of February 13, 2026 (the “Effective Date”), between Mainz Biomed N.V., a public company under Dutch Law (the “Company”), and Mr. David Lazar, an Israeli and E.U. citizen residing in Panama (the “Purchaser” or “Lazar”).

WHEREAS, the Company has been exploring the strategic options available to it that will result in, what it believes to be, the best opportunity available to maximize the value of the Company and its stakeholders;

WHEREAS, the Purchaser, who has experience investing in U.S. public companies, proposed completing a series of transactions with the Company that will involve, among other transactions set forth in this Agreement, (i) an investment of Six Million Dollars (USD $6,000,000 of cash (Three Million Dollars (USD $3,000,000) at the First Closing (as defined below); and Three Million Dollars (USD $3,000,000) at the Second Closing (as defined below)) to the Company in exchange for the Company issuing equity securities as described herein (the “Investment”), which such securities, upon becoming fully convertible will be convertible into an aggregate of 477,000,000 Ordinary Shares (as defined below), subject to Shareholder Approval (as defined below), and (ii) (A) Lazar being appointed, in accordance with articles 23.2 and 20.6, respectively, of the Articles of Association, as a temporary non-executive director and the Chair of the Board of Directors (as defined below) for a term ending on the date of the first general meeting of the Company that will be held after the date hereof, immediately prior to the execution and effectiveness of this Agreement (the “Effective Time”), and (B) one designee of Lazar being appointed, in accordance with article 23.2 of the Articles of Association, to the Board of Directors of the Company as a temporary non-executive director upon the First Closing for a term ending on the date of the first general meeting of the Company that will be held after the date hereof, and, (C) in connection with the Second Closing, having a right to nominate up to six (6) individuals to be elected to the Board of Directors at any general meeting of the Company that will be held after the date hereof; and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to the applicable regulations under the Securities Act, including pursuant to Regulation S of the Securities Act (“Regulation S”), the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, the Preferred Shares (as defined below) of the Company and to consummate the other transactions contemplated by this Agreement and the other Transaction Documents (as defined below) (collectively, the “Contemplated Transactions”) as more fully described in this Agreement.

WHEREAS, it is the intention of the parties hereto that the Purchaser’s acquisition of Preferred Shares and conversion of Preferred Shares into Ordinary Shares pursuant to this Agreement shall be exempt from Section 16(b) of the Exchange Act, and, accordingly, prior to the Effective Date, the Board of Directors adopted resolutions appointing Lazar as a temporary non-executive director to the Board of Directors effective immediately prior to the Effective Time, and subsequently approving Lazar’s acquisition of Securities hereunder and exempting such acquisition from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 (the “Rule 16b-3 Exemption Approvals”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE 1.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the applicable amendment to the Articles of Association (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning given such term in Section 4.9.

“Action” shall have the meaning given such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Articles of Association” means the articles of association of the Company.

“Asset Sale” shall have the meaning given such term in Section 3.1(k).

“Beneficial Ownership Limitation” means 19.99% of the issued and outstanding Ordinary Shares.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday, any day which is a federal legal holiday in the United States or any other day on which commercial banks in the City of New York, New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee”  or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in the City of New York, New York are generally open for use by customers on such day.

“Charter Amendment” shall have the meaning set forth in Section 4.14(b).

“Closing” shall have the meaning given such term in Section 2.2.

“Closing Date” means, with respect to each of the First Closing and Second Closing, the date all conditions precedent to (i) the Purchaser’s obligations to pay the applicable portion of the Purchase Price and (ii) the Company’s obligations to issue and deliver the applicable portion of the Preferred Shares, in each case, have been satisfied or waived, but in no event later than the second (2nd) Trading Day following the date thereof.

“Commission” means the United States Securities and Exchange Commission.

“Company Dutch Counsel” means CMS Legal.

“Company Party” means all directors, officers, stockholders, employees, agents, and representatives, including those directors comprising the current Board of Directors.

“Company U.S. Counsel” means Ortoli Rosenstadt LLP.

“Confidentiality Agreement” shall have the meaning set forth in Section 3.2(g).

“Contemplated Transactions” shall have the meaning given such term in the recitals.

“Disclosure Schedules” means the Disclosure Schedules of the Company scheduled to this Agreement.

“Effective Time” shall have the meaning given such term in the recitals.

“Effective Date” shall have the meaning given such term in preamble.

“Evaluation Date” shall have the meaning given such term in Section 3.1(r).

“Exchange Act” means Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) Ordinary Shares or options, restricted stock units or other equity awards to employees, consultants, contractors, advisors, officers or directors of the Company pursuant to any stock, option or equity plan duly adopted for such purpose, (b) securities upon the exercise, exchange or conversion of any Securities issued hereunder, and/or other securities exercisable or exchangeable for or convertible into Ordinary Shares issued and outstanding on the Effective Date, provided that such securities have not been amended since the Effective Date to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, (c) securities issued pursuant to acquisitions or strategic transactions, approved by a majority of the disinterested directors on the Board of Directors, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 4.17(a) herein, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, or (d) the issuance of Ordinary Shares to the Purchaser contemplated by this Agreement.

“Expected Sale Date” shall have the meaning given such term in Section 4.17(a)(ii).

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“First Closing” shall have the meaning given such term in Section 2.2.

“First Closing Shares” means the aggregate 3,000,000 Series A, Series B, and Series C Preferred Shares issued at the First Closing, which will be convertible into Ordinary Shares subject to Shareholder Approval.

“GAAP” shall have the meaning given such term in Section 3.1(r).

“IFRS” shall have the meaning given such term in Section 3.1(h).

“Indebtedness” shall have the meaning given such term in Section 3.1(z).

“Investment” shall have the meaning given such term in the recitals.

“Lazar” shall have the meaning set forth in the preamble.

“Lease” shall have the meaning given such term in Section 3.1(o).

“Liens” means an adverse claim, lien, charge, pledge, security interest, encumbrance, right of first refusal, or preemptive right.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Nasdaq” means the Nasdaq Stock Market, LLC.

“New Securities” means, collectively, Ordinary Shares and Ordinary Share Equivalents of the Company, other than (i) any securities issued pursuant to clauses (a) through (c) of the definition of the “Exempt Issuance” above, (ii) any securities issued by the Company in connection with a transaction with an unaffiliated third party approved by the Board of Directors that includes a bona fide commercial relationship with the Company (including any joint venture, marketing or distribution arrangement, strategic alliance, collaboration agreement or corporate partnering, intellectual property license agreement or acquisition agreement with the Company) and (iii) any securities issued by the Company to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leasing or real property leasing transaction approved by the Board of Directors. For clarity New Securities does not include securities issued pursuant to any Company at-the-market offering facility or equity line.

“Offer Notice” shall have the meaning given such term in Section 4.17(a)(ii).

“Ordinary Shares” means the ordinary shares of the Company and any other class of securities into which such securities may hereafter be reclassified or changed.

“Ordinary Share Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Ordinary Shares, including, without limitation, any debt, preferred shares, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Ordinary Shares.

“Participation Period” shall have the meaning given such term in Section 4.17(a)(i).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Shares” means the Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares, and Series E Preferred Shares.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or, to the Company’s knowledge, threatened in writing, against the Company before or by any court, arbitrator, governmental, or administrative agency or regulatory authority.

“Purchase Price” shall have the meaning set forth in Section 2.1.

“Purchaser” shall have the meaning set forth in the preamble.

“Purchaser Available Funds” shall have the meaning set forth in Section 3.2(j).

“Purchaser Nominees” shall have the meaning given such term in Section 4.15(e).

“Purchaser Party” shall have the meaning given such term in Section 4.13.

“Regulation S” shall have the meaning given such term in the recitals.

“Required Approvals” shall have the meaning given such term in Section 3.1(e).

“Required Minimum” means, as of any date, the maximum aggregate number of Ordinary Shares issuable or potentially issuable in the future pursuant to the Transaction Documents, including through the conversion of the Preferred Shares, ignoring any conversion and other limits that may be set forth in the applicable amendment to the Articles of Association.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 16b-3 Exemption Approvals” shall have the meaning given such term in the recitals.

“SEC Reports” shall have the meaning given such term in Section 3.1(h).

“Second Closing” shall have the meaning given such term in Section 2.2.

“Second Closing Shares” shall mean the aggregate shares of Series D and Series E Preferred Shares issued at the Second Closing.

“Second Meeting” shall have the meaning given such term in Section 4.15(c).

“Securities” means the Preferred Shares or, where relevant, the Ordinary Shares resulting from the conversion of Preferred Shares into Ordinary Shares pursuant to the Transaction Documents

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities Purchase Rights” shall have the meaning given such term in Section 2.3(a)(iv).

“Securities Purchase Rights Transfer Right” shall have the meaning given such term in Section 2.3(a)(iv).

“Series A, Series B, and Series C Preferred Shares” means 1,000,000 Series A preferred shares, 1,000,000 Series B preferred shares, and 1,000,000 Series C preferred shares within the meaning of article 4.1 of the Articles of Association.

“Series A Preferred Shares” means series A preferred shares of the Company, nominal value of €0.01 per share, within the meaning of article 4.1 of the Articles of Association, issuable to the Purchaser pursuant to this Agreement, having the rights, preferences and privileges set forth in the form of Articles of Association set forth in Exhibit A.

“Series B Preferred Shares” means series B preferred shares of the Company, nominal value of €0.01 per share, within the meaning of article 4.1 of the Articles of Association, issuable to the Purchaser pursuant to this Agreement, having the rights, preferences and privileges set forth in the form of Articles of Association set forth in Exhibit A.

“Series C Preferred Shares” means series C preferred shares of the Company, nominal value of €0.01 per share, within the meaning of article 4.1 of the Articles of Association, issuable to the Purchaser pursuant to this Agreement, having the rights, preferences and privileges set forth in the form of Articles of Association set forth in Exhibit A.

“Series D Preferred Shares” means series D preferred shares of the Company, nominal value of €0.01 per share, within the meaning of article 4.1 of the Articles of Association, issuable to the Purchaser pursuant to this Agreement, having the rights, preferences and privileges set forth in the form of Articles of Association set forth in Exhibit B.

“Series E Preferred Shares” means series E preferred shares of the Company, nominal value of €0.01 per share, within the meaning of article 4.1 of the Articles of Association, issuable to the Purchaser pursuant to this Agreement, having the rights, preferences and privileges set forth in the form of Articles of Association set forth in Exhibit B.

“Shareholder Approval” means (i) all such approvals as may be required by the applicable rules and regulations of the Nasdaq Capital Market (or any successor entity) or under applicable law from the stockholders of the Company with respect to the conversion of all Preferred Shares issued to the Purchaser into Ordinary Shares pursuant to the Transaction Documents, including (i) approval of the appointment of Lazar and one additional designee as non-executive directors of the Board of Directors (iii) approval from the stockholders of the Company of an amendment to the Articles of Association as per the form attached hereto as Exhibits A and B, (iii) increase of the authorized Ordinary Shares to 900,000,000, (iv) approval from the stockholders of the Company of a reverse stock split in the range of 1 for 2 to 1 for 99, (v) approval from the stockholders of the Company of an increase in the shares available under the Company’s equity plan to 10,000,000, (vi) the election of the Purchaser Nominees, and (vii) if required, the Asset Sale (defined below).

“Shareholders’ Meeting” means the meeting of the stockholders of the Company in which Shareholder Approval is voted on as set forth in a proxy statement prepared by the Company and distributed to its stockholders, which shall be subject to input from the Purchaser to confirm his rights and the Company’s obligations under this Agreement.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Ordinary Shares are listed or quoted for trading on the date in question: the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, and the OTC Markets (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, all exhibits and schedules hereto, the Voting Agreements, the amendments to the Articles of Association, the Confidentiality Agreement, and any other documents or agreements executed by all or any of the parties hereto in connection with the Contemplated Transactions.

“Transfer Agent” means Transhare Corporation and any successor transfer agent of the Company.

“Voting Agreements” means those certain Voting Agreements entered into by the Company and its officers and directors.

ARTICLE 2.

PURCHASE AND SALE

2.1 Purchase of Preferred Shares. Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchaser agrees to purchase the Preferred Shares for an aggregate of Six Million Dollars (USD $6,000,000) as follows: (i) at the First Closing, Three Million (3,000,000) Preferred Shares consisting of (x) 1,000,000 Series A Preferred Shares, (y) 1,000,000 Series B Preferred Shares, and (z) 1,000,000 Series C Preferred Shares (each of Series A, Series B, and Series C Preferred Shares shall, at any time following effectiveness of the Shareholder Approval, at the request of the Purchaser, be convertible into 9 Ordinary Shares) at a price per Series A, Series B and Series C Preferred Share of $1.00, or Three Million Dollars (USD $3,000,000) in the aggregate and (ii) at the Second Closing, Two Million (2,000,000) Preferred Shares consisting of (A) 1,000,000 Series D Preferred Shares and (B) 1,000,000 Series E Preferred Shares (each share of Series D Preferred Shares and Series E Preferred Shares shall at any time following effectiveness of the Shareholder Approval, at the request of the Purchaser, be convertible into 225 Ordinary Shares) at a price per Series D and Series E Preferred Share of $1.50, or Three Million Dollars (USD $3,000,000) in the aggregate. The foregoing purchase price shall be payable in accordance with the terms herein, in exchange for the Preferred Shares issued at the First Closing and the Second Closing as provided in this Article 2 of this Agreement (the “Purchase Price”) whereby for Dutch law purposes the payment of the Purchase Price will be deemed to be a payment on the relevant Preferred Shares. Prior to the Second Closing, the Series A, Series B, and Series C Preferred Shares shall not be convertible into Ordinary Shares in an amount greater than 19.99% of the issued and outstanding ordinary shares of the Company at the Effective Time.

2.2 Closing. The Closing shall take place in two stages as set forth below (respectively, the “First Closing” and the “Second Closing”, and each a “Closing”). Promptly following the Effective Time (the “First Closing”), upon the terms and subject to the conditions set forth herein, (a) the Purchaser shall pay Three Million Dollars (USD $3,000,000) of the Purchase Price to the Company in the manner set forth in Section 2.3(b), (b) the Company shall issue and deliver to the Purchaser 1,000,000 shares of each of Series A, Series B, and Series C Preferred Shares in the manner set forth in Section 2.3(a)(i), and (c) the Company and the Purchaser shall deliver the other items set forth in Section 2.3 that are deliverable at the First Closing. At the second and final Closing, which shall occur promptly after the effectiveness of Shareholder Approval (the “Second Closing”), (a) the Purchaser shall pay the remaining Purchase Price of Three Million Dollars (USD $3,000,000) in the manner set forth in Section 2.3(b), (b) the Company shall issue and deliver to the Purchaser 1,000,000 shares of each of Series D and Series E Preferred Shares in the manner set forth in Section 2.3(a)(i), and (c) the Company and the Purchaser shall deliver the other items set forth in Section 2.3 that are deliverable at the Second Closing. Upon satisfaction of the covenants and conditions set forth in Section 2.4, each Closing shall take place remotely by electronic transfer of the Closing deliverables and documentation.

2.3 Deliverables.

(a) On or prior to each Closing Date (except as indicated below that is specific to a particular Closing), the Company shall deliver or cause to be delivered to the Purchaser the following:

(i) a book-entry statement or share certificate evidencing issuance of the First Closing Shares or the Second Closing Shares, as applicable to such Closing;

(ii) as of the First Closing, an as-filed Articles of Association related to the Series A, Series B, and Series C Preferred Shares, in the form attached hereto as Exhibit A.

(iii) as of the First Closing, a copy of the executed settlement and release agreements from (i) the executive officers of the Company set forth on Schedule 2.3 attached hereto and (ii) the directors of the Company set forth on Schedule 2.3, which will be effective immediately prior to the First Closing or upon the Second Closing, as applicable;

(iv) as of the First Closing, a copy of resolutions of the Board of Directors authorizing (A) the Company’s execution, delivery, and performance of this Agreement, including, inter alia, the authorization and issuance of the Preferred Shares, as well as the authorization of the right for the Purchaser to assign and transfer either the Securities, including the First Closing Shares and/or its rights to acquire the Securities to be purchased by the Purchaser pursuant to this Agreement (the “Securities Purchase Rights”), including by way of option for the Purchaser to sell and/or a transferee thereof to purchase, the Securities Purchase Rights (the “Securities Purchase Rights Transfer Right”), in each case subject to Purchaser’s compliance with Section 5.6 and to the extent permitted by applicable law, (B) the Rule 16b-3 Exemption Approvals, which resolutions shall be prepared and adopted in the form provided by Purchaser to the Company and reasonably acceptable to the Company, (C) the appointment in accordance with articles 23.2 and 20.6, respectively, of the Articles of Association of the Purchaser, as temporary non-executive directors, with the Purchaser serving as Chair of the Board of Directors for a term ending on the date of the first general meeting of the Company that will be held after the date hereof, effective immediately prior to the Effective Time, and (D) as a signatory over the Company’s bank accounts effective immediately following the First Closing;

(v) as of the First Closing, the Voting Agreements being executed by the Company and the other party thereto in the form attached as Exhibit C;

(vi) as of the Second Closing, an as-filed amended Articles of Association related to the Series D and Series E Preferred Shares, in the form attached hereto as Exhibit B.

(vii) as of each Closing Date, the flow of funds as determined by the Purchaser and the Company and included as Exhibit D, which funds, along with the Purchase Price received at the First Closing and the Second Closing, as applicable, shall be available to fund the Company as set forth therein; and

(viii) as of each Closing Date, a legal opinion of Company Dutch Counsel and a legal opinion of Company U.S. Counsel, each directed to the Purchaser, in form and substance reasonably acceptable to the Purchaser.

(b) On or prior to the applicable Closing Date for the First Closing and the Second Closing, the Purchaser shall deliver or cause to be delivered to the Company the applicable portion of the Purchase Price being paid by the Purchaser by wire transfer to the account as specified in writing by the Company in Exhibit E.

2.4 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the applicable Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on each Closing Date of the representations and warranties of the Purchaser contained herein (unless as of a specific date therein in which case they shall be accurate in all material respects (or, to the extent representations or warranties are qualified by materiality, in all respects) as of such date);

(ii) all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the applicable Closing Date shall have been performed; and

(iii) the delivery by the Purchaser of the items set forth in Section 2.3(b).

(b) The obligations of the Purchaser hereunder in connection with the applicable Closing are subject to the following conditions being met:

(i) with respect to the Second Closing, receipt of Shareholder Approval;

(ii) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on each Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate in all material respects or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) as of such date;

(iii) all obligations, covenants and agreements of the Company required to be performed at or prior to the applicable Closing Date shall have been performed or waived;

(iv) the delivery by the Company of the items set forth in Section 2.3 (a); and

(v) prior to the date of the Shareholders’ Meeting (A) trading in the Ordinary Shares shall not have been suspended permanently or for more than three (3) consecutive Trading Days by the Commission or the Company’s Trading Market and (B) trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or materially limited permanently or for more than three (3) consecutive Trading Days.

ARTICLE 3.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the SEC Reports as filed prior to the applicable Closing Date and the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to the Purchaser as of each Closing (unless such representation is made as of a specific date therein, in which case, such representation shall be accurate as of that specific date):

(a) Subsidiaries. As of the Effective Date, the Company wholly owns each of the following subsidiaries: Mainz Biomed Germany GmbH, and Mainz Biomed USA, Inc.

(b) Organization and Qualification. The Company, and each of its subsidiaries, is an entity duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company, and each of its subsidiaries, is not in violation or default of any of the provisions of its articles of association or bylaws. The Company, and each of its subsidiaries, is qualified to conduct business and is in good standing as a corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document and or (ii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i) or (ii), a “Material Adverse Effect”); provided, that a change, effect, development or circumstance to the extent arising or resulting from: (A) a change in the market price or trading volume of the Ordinary Shares; (B) general conditions applicable to the economy of the United States or foreign economies in general, including changes in interest rates and tariffs; (C) any act of God, natural disaster or extreme weather conditions or any epidemics, pandemics, disease outbreaks, or other public health emergencies; (D) acts of terrorism or war (whether or not declared) occurring prior to, on or after the Effective Date; (E) conditions generally affecting the industry in which the Company operates;  (F) any changes in applicable laws or accounting rules (including GAAP) occurring after the date hereof; or (G) the public announcement, pendency or performance of the Contemplated Transactions shall not be deemed to constitute a Material Adverse Effect. As of the Effective Date, no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to perform its obligations under this Agreement and the other Transaction Documents. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the performance by it of the Contemplated Transactions have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith, other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which the Company is a party has been (or upon delivery at the applicable Closing will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s articles of association or bylaws, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to receipt of the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any material consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.8, (ii) that are contemplated by the Transaction Documents, (iii) the notice, non-objection and/or application(s) to each applicable Trading Market for the issuance and sale of the Preferred Shares and the listing of any Ordinary Shares resulting from the conversion of any Preferred Shares into Ordinary Shares for trading thereon in the time and manner required thereby, (iv) the Shareholder Approval and other approvals contemplated by Section 4.15(b), and (v) filing of the Articles of Association, the filing of the Charter Amendment, filings required by Nasdaq or under federal and state securities laws, filings required pursuant to this Agreement and filings as have been already obtained (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The Preferred Shares at the time of issuance shall be duly designated (as applicable), authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid, and nonassessable, free and clear of any Lien imposed by the Company. The Company has reserved from its duly authorized capital stock a number of Ordinary Shares for conversion of the Preferred Shares into Ordinary Shares on the date hereof, subject to Shareholder Approval.

(g) Capitalization. The capitalization of the Company as of the date hereof is as set forth on Schedule 3.1(g), which Schedule 3.1(g) shall also include the number of Ordinary Shares owned beneficially, and of record, by Affiliates of the Company as of the date hereof. Except as set forth on Schedule 3.1(g), the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of Ordinary Shares to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Ordinary Share Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and as set forth on Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any Ordinary Shares or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional Ordinary Shares or Ordinary Share Equivalents or capital stock of any Subsidiary. The issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue Ordinary Shares or other securities to any Person (other than the Purchasers). There are no outstanding securities or instruments of the Company or any Subsidiary with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company or any Subsidiary. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. Except for the Voting Agreements to be entered into in connection with this Agreement, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h) SEC Reports; Financial Statements. Other than as set forth on Schedule 3.1(h), the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the year preceding the date of the applicable Closing (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Prior to the Effective Date, to the Company’s knowledge, the Company has (i) never been an issuer subject to Rule 144(i) under the Securities Act and (ii) not itself determined or been deemed by the Commission to be a “shell company” for purposes of the Exchange Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by IFRS, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest financial statements included within the SEC Reports, except as set forth on Schedule 3.1(i) and except as disclosed in the SEC Reports or as otherwise provided in or contemplated by this Agreement and the other Transaction documents, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to IFRS or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting in any material respect, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

(j) Litigation. Except as set forth on Schedule 3.1(j), as of the Effective Date there is no material action, suit, inquiry, notice of violation, Proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”). None of the Actions set forth on Schedule 3.1(j) (i) would adversely affect or challenge the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) would, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. As of the Effective Date, neither the Company nor any director or officer thereof is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty that could result in a Material Adverse Effect. Except as set forth on Schedule 3.1(j), as of the Effective Date, there has not been, and to the knowledge of the Company, there is no pending or contemplated, any investigation by the Commission involving the Company or any current or former director or executive officer of the Company. As of the Effective Date, the Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(k) Asset Sale. The Company intends to sell the intellectual property related to its ColoAlert product and its NextGen product, both related to its colorectal cancer business on or around the Second Closing (the “Asset Sale”). The funds received by the Company from the Asset Sale shall be used (i) first, to pay for legal and other expenses incurred in relation to the Asset Sale, (ii) second, to provide the Backstop (as defined below), and (iii) third, to distribute a dividend.

(l) Compliance. Except as set forth on Schedule 3.1(l) of the Disclosure Schedules, the Company: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any judgment, decree or order of any court, arbitrator or other governmental authority that existed as of the Effective Date or (iii) is, to the Company’s knowledge, not in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case of clause (i), (ii) and (iii) as would not have or reasonably be expected to result in a Material Adverse Effect.

(m) RESERVED.

(n) RESERVED.

(o) Title to Assets. The Company has good and valid title in all personal property owned by it that is material to the remaining business of the Company as currently conducted, in each case free and clear of all Liens, except for (i) as set forth on Schedule 3.1(o) (ii) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and (iii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with IFRS and, the payment of which is neither delinquent nor subject to penalties. The Company does not own or lease any real property except as set forth on Schedule 3.1(o).

(p) Offering Exemption. Subject to the accuracy of the representations of the Purchaser set forth in this Agreement, the offer, sale and issuance of the Securities to be issued to the Purchaser in conformity with the terms of this Agreement constitute transactions which at the time of issuance shall be exempt from the registration requirements of the Securities Act and from all applicable U.S. state registration or qualification requirements. The Company has implemented all necessary offering restrictions applicable to the transactions contemplated by this Agreement under Regulation S. Subject to the receipt of the Required Approvals, including from the Trading Market, and assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, the issuance and sale of the Securities to the Purchaser hereunder will not contravene the rules and regulations of the Trading Market.

(q) Transactions With Affiliates and Employees. Except as described in the SEC Reports or as set forth on Schedule 3.1(q) or any transaction contemplated by this Agreement, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(r) Sarbanes-Oxley; Internal Accounting Controls. As of the Effective Date, the Company is in compliance in all material respects with applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof, except in each case as disclosed in the SEC Reports. As of the Effective Date, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”) and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company that have materially affected the internal control over financial reporting of the Company.

(s) Certain Fees. Except as set forth on Schedule 3.1(s), no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the Investment. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(s) that may be due in connection with the Investment.

(t) Investment Company. The Company is not, and immediately after receipt of payment for the Securities, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(u) Registration Rights. Except as disclosed in Schedule 3.1(u), no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(v) Listing and Maintenance Requirements. As of the Effective Date, the Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act, and, except as set forth in its SEC Reports, the Company has taken no action designed to, or which to the Company’s knowledge is likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as set forth in the SEC Reports and/or on Schedule 3.1(v), the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Ordinary Shares are or have been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Ordinary Shares are currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation, and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(w) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s articles of association (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchaser as a result of the Purchaser’s and the Company’s fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchaser’s ownership of the Securities.

(x) Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has no knowledge of any facts that would preclude it from having valid license rights or clear title to the Intellectual Property Rights. The Company has no knowledge that it lacks or will be unable to obtain any rights or licenses to use all Intellectual Property Rights that are necessary to conduct its business.

(y) No Integrated Offering. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2 and except for the Company securities to be issued as provided in the Transaction Documents and as part of the Contemplated Transactions, neither the Company, nor any Person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated under U.S. federal securities laws with prior completed offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(z) Indebtedness. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Schedule 3.1(z) sets forth as of December 31, 2025 all outstanding secured and unsecured Indebtedness of the Company, or for which the Company has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money owed in excess of fifty thousand U.S. dollars ($50,000) (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of fifty thousand U.S. dollars ($50,000) due under leases required to be capitalized in accordance with GAAP. Except as set forth on Schedule 3.1(z), as of the Effective Date the Company is not in default with respect to any Indebtedness. Purchaser acknowledges that the Company is in default in respect of various obligations that are not within the definition of Indebtedness.

(aa) Tax Status.  Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect and without regard to the effect of entering into and consummating the Investment and the other Contemplated Transactions, the Company (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(bb) Foreign Corrupt Practices. Neither the Company nor to the knowledge of the Company, any agent or other person acting on behalf of the Company prior to the Effective Date, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in material violation of law or (iv) violated in any material respect any provision of FCPA.

(cc) Accountants. The Company’s independent accounting firm for the fiscal year ended December 31, 2024 was Reliant CPA PC. To the knowledge and belief of the Company, such accounting firm: (i) was a registered public accounting firm as required by the Exchange Act and (ii) expressed its opinion with respect to the financial statements that were included in the Company’s Annual Report on Form 20-F for the fiscal year ending December 31, 2024.

(dd) Regulation M Compliance.  As of the Effective Date, the Company has not, and to its knowledge no one acting on its behalf has taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities.

(ee) No General Solicitation or Directed Selling Efforts. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising or “directed selling efforts” (as defined in Rule 902(c) of Regulation S).

(ff) Stock Option Plans. Each stock option granted by the Company under the Company’s equity incentive plans was granted (i) in accordance with the terms of the Company’s equity incentive plans and (ii) with an exercise price at least equal to the fair market value of the Ordinary Shares on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s equity incentive plans has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its financial results or prospects.

(gg) Disclosure. All of the disclosure furnished by or on behalf of the Company to the Purchaser regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that the Purchaser does not make nor has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(hh) Office of Foreign Assets Control. Neither the Company nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company serving prior to the Effective Date is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

(ii) Money Laundering. The operations of the Company are and have been conducted at all times in compliance in all material respects with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(jj) FDA. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries (each such product, a “Pharmaceutical Product”), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect. There is no pending, completed or, to the Company's knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA.  The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

3.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date of each Closing (unless such a representation is made as of a specific date therein, in which case, such representation shall be accurate as of that specific date):

(a) Capacity; Authority. The Purchaser is a natural person who has the right, power and legal capacity to enter into and deliver the Agreement and the other Transaction Documents and to consummate the Contemplated Transactions and otherwise to carry out his obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Purchaser and the consummation by him of the Contemplated Transactions have been authorized by all necessary action. Each Transaction Document to which he is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof or thereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against him in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Investment Intent; Understandings or Arrangements. The Purchaser is acquiring the Securities in compliance with applicable securities laws, and in the ordinary course of his business. The Purchaser further represents that he is purchasing the Securities solely for his own account (and not for the account of any other Person except as contemplated in Section 5.6) for investment and not with a view to or for sale in connection with any distribution of the Securities or any portion thereof, and, except as contemplated in Section 5.6, not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Securities or any portion thereof in any transaction other than a transaction exempt from registration under the Securities Act and any applicable state securities laws. Prior to the First Closing, Purchaser does not beneficially own, director or indirectly, any Ordinary Shares, Ordinary Share Equivalents or other Company securities. The Purchaser also represents that the entire legal and beneficial interest of the Securities is being purchased, and will be held, for the Purchaser’s account only (and not for the account of any other Person except as contemplated in Section 5.6), and neither in whole or in part for any other person. The Purchaser understands and acknowledges that (i) the Securities are “restricted securities” as the sale of the Securities in the Investment has not been registered under the Securities Act or under any applicable state securities law or laws of any other jurisdiction and the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available and the Company is under no obligation to register the Securities, (ii) the Securities whether held in book-entry form or certificated form will have transfer restrictions and include the legend as provided in Section 4.1; and (iii) the Company will make a notation in its records and that of its transfer agent of the aforementioned restrictions on transfer and legends. The Purchaser further acknowledges that he will have reporting and disclosure obligations under the Exchange Act as a result of his investment in the Securities, including becoming an “Insider” for purposes of the Exchange Act and will become subject to the Company’s insider trading policy.

(c) Purchaser Status. At the time the Purchaser was offered the Securities, he was, and as of the date hereof he is an “accredited investor” as defined in any of Rule 501 (a)(4), (a)(5), or (a)(6) under the Securities Act. In addition, if Purchaser has purchased the Securities pursuant to Regulation S, the Purchaser represents and warrants that: (i) at the time he was offered the Securities he was not, as of such date and he is not, and throughout the Closing Date for the Second Closing he will continue not to be, a “U.S. Person” as that term is defined in Rule 902 of Regulation S; (ii) he has, and will at all times have, executed all documents (including this Agreement and the other Transaction Documents) outside of the United States; (iii) he was outside of the United States when offered the Securities and will be outside of the United States when initiating any Closing and on any Closing Date; and (iv) the Purchaser is not acquiring the Securities for the account or benefit of any “U.S. Person” as that term is defined in Rule 902 of Regulation S. The Purchaser further represents that the Purchaser is not an “underwriter,” “distributor” or a “dealer” (each as defined in the Securities Act). Purchaser is presently a citizen of Israel and the E.U., a bona fide resident of the Republic of Panama, and has no present intention of becoming a resident of any other state, country or jurisdiction.

(d) General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of the Purchaser, any other general solicitation or general advertising. In addition, the Purchaser has not engaged, nor is he aware that any party has engaged, will not engage nor cause any third party to engage in, and is not purchasing the Securities as a result of any “directed selling efforts” (as defined in Rule 902(c) of Regulation S) in the United States.

(e) Experience of Purchaser. The Purchaser, either by reason of his extensive business and finance experience alone or together with the experience of the Purchaser’s professional advisors and representatives (who are unaffiliated with and who are not compensated by the Company or any of its Affiliates), has the requisite knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the Investment in the Securities and to protect the Purchaser’s own interests in connection with the Investment and the other Contemplated Transactions, and has so evaluated the merits and risks of such Investment and the other Contemplated Transactions. The Purchaser realizes that the purchase of the Securities will be a highly speculative investment which involves a high degree of risk, and the Purchaser is able to bear, without impairing his financial condition, to hold the Securities for an indefinite period of time and to suffer the economic risk of the Investment in the Securities and is able to afford a complete loss of such Investment without impairing his financial condition.

(f) Access to Information. The Purchaser acknowledges that he has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded, (i) the opportunity to ask such questions as he has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable him to evaluate the Investment, including information about the Company’s remaining assets; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the Investment. The Purchaser understands that no U.S. or non-U.S. securities regulator or other authority has made any determination or finding relating to the merits or fairness of an investment in the Securities. In making its investment decision, the Purchaser has relied upon its review of the SEC Reports and other Company filings with the Commission and other documents and not any representation, oral or written, by the Company’s officers or directors.

(g) Certain Transactions and Confidentiality. The Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company since January 1, 2026 and will not at any time while the Purchaser is the owner of Preferred Shares. Other than to the parties to this Agreement, or to the Purchaser’s and/or a transferee’s (as contemplated by Section 5.6) representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser and/or transferee has maintained the confidentiality of all disclosures made to him in connection with the Investment and the other Contemplated Transactions (including the existence and terms of this transaction) in accordance with the Confidentiality Agreement entered into on January 11, 2026 (the “Confidentiality Agreement”).

(h) Director Independence. A sufficient number of the Purchaser Nominees recommended by the Purchaser shall satisfy the criteria of “independence” under the rules and regulations of Nasdaq and applicable securities laws, so that the Company shall continue to be in compliance with such rules, regulations and laws following the appointment of the Purchaser Nominees.

(i) Purchaser Jurisdiction. The Purchaser has satisfied the full observance of the laws of the jurisdiction to which he is subject in connection with any invitation to subscribe for the Securities, including (i) the legal requirements within the Purchaser’s jurisdiction for the purchase of the Securities; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. The Purchaser’s purchase and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Purchaser’s jurisdiction of citizenship, residency or domicile.

(j) Financial Sufficiency. The Purchaser shall at all times as of and after the Effective Date have sufficient cash on hand or other sources of immediately available funds (the “Purchaser Available Funds”) to enable him to timely fulfill and/or satisfy his payment and other financial obligations under this Agreement and the other Transaction Documents, including payment of the remaining Purchase Price at the Second Closing, his indemnification obligations. All of the Purchaser Available Funds shall not at any time be subject to any Lien. Purchaser represents that his assets comprising the Purchaser Available Funds, wherever located, whether in the U.S. or outside of the U.S., shall be available to satisfy his obligations under this Agreement regardless of where such assets are located and/or due to the Purchaser’s residency in the Republic of Panama or elsewhere.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect the Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the Contemplated Transactions.

ARTICLE 4.

OTHER AGREEMENTS OF THE PARTIES

4.1 Restrictive Legends. The Purchaser agrees that the Preferred Shares, issued pursuant to exemptions from registration under the Securities Act, and the Ordinary Shares resulting from the conversion of Preferred Shares into Ordinary Shares pursuant to the Transaction Documents shall each bear legends stating that transfer of those Securities is restricted, substantially as follows:

THIS SECURITY [AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY] [HAS/HAVE] NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY ARE BEING OFFERED AND ISSUED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY ARE SUBJECT TO THE TRANSFER RESTRICTION SET FORTH HEREIN AND IN THE SECURITIES PURCHASE AGREEMENT, DATED FEBRUARY 13, 2026 AS AMENDED FROM TIME TO TIME, COPIES OF WHICH ARE AVAILABLE WITH THE SECRETARY OF THE COMPANY.

4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities will result in dilution of the outstanding Ordinary Shares. Subject to compliance with the terms of this Agreement, the Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to convert the Preferred Shares into Ordinary Shares pursuant to the Transaction Documents when required in accordance with their terms, are unconditional and absolute, except for the Shareholder Approval and obtaining the Required Approvals, and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against Purchaser or any transferee thereof, and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.3 Limitations on Disposition. The Purchaser acknowledges that the Company will refuse to register any transfer of the Securities not made (a) pursuant to the provisions of Regulation S, (b) pursuant to registration under the Securities Act, or (c) pursuant to an available exemption from registration. The Purchaser further agrees not to engage in any hedging transactions in Company securities.

4.4 Continuation of Public Reporting. The Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the Effective Date pursuant to the Exchange Act through the date that Shareholder Approval is received, except in the event that the Company consummates: (a) any transaction or series of related transactions as a result of which any Person (together with its Affiliates) other than the Purchaser acquires then outstanding securities of the Company representing more than fifty percent (50%) of the voting control of the Company; (b) a merger or reorganization of the Company with one or more other entities in which the Company is not the surviving entity; or (c) a sale of all or substantially all of the assets of the Company, where the consummation of such transaction results in the Company no longer being subject to the reporting requirements of the Exchange Act.

4.5 Integration. Except for the Company securities in connection with the other Contemplated Transactions, the Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction, unless shareholder approval is obtained before the closing of such subsequent transaction.

4.6 Conversion Procedures. Any request of the Purchaser to convert Preferred Shares into Ordinary Shares pursuant to the Transaction Documents must be made by written notice of conversion to the Company. Without limiting the preceding sentences, no ink-original notice of conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any notice of conversion form be required in order to convert the Preferred Shares into Ordinary Shares. No additional information or instructions shall be required of the Purchaser or transferee thereof to convert the Preferred Shares. The Company shall honor the conversions of the Preferred Shares and shall convert the Preferred Shares into Ordinary Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.7 Bankruptcy. From the Effective Date through the date of Shareholder Approval and subject to the Purchaser complying with his obligations under this Agreement, the Company shall not voluntarily initiate, or cause to be initiated, any bankruptcy proceeding for itself, unless required by applicable law or as a result of an exercise of fiduciary duty.

4.8 Securities Laws Disclosure. The Company shall file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act.

4.9 Shareholder Rights Plan. No claim will be made or voluntarily enforced by the Company or, with the consent of the Company, any other Person, that the Purchaser (or any transferee thereof pursuant to the Securities Purchase Rights Transfer Right) as a result of the Investment is an “Acquiring Person” under any control share acquisition, business combination, poison pill or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that the Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents.

4.10  Use of Proceeds.

(a) The Purchaser is making the Investment in the Company with the understanding that the net proceeds from the Purchase Price paid at the applicable Closings may be the sole source of capital and liquidity for funding the current operations, liabilities (whether known, unknown or contingent) and expenses of the Company from and after the Effective Date. In connection with the Investment, the net proceeds of the Purchase Price received by the Company at Closing will be used by the Company for its ongoing operation, including for general corporate and working capital purposes, as well as payment for, among other items, Company expenses in connection with the Investment, including obtaining the Shareholder Approval. The Purchaser acknowledges that the Purchase Price may not be sufficient to satisfy in full all obligations of the Company existing as of the Effective Date or at the time of any Closing.

4.11 Furnishing of Information; Public Information.

(a) Until the earlier of the time that no Purchaser owns Securities, the Company covenants to maintain the registration of the Ordinary Shares under Section 12(b) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

(b) At any time during the period commencing from the six (6) month anniversary of the date hereof and ending at such time that all of the Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company (i) shall fail for any reason to satisfy the current public information requirement under Rule 144(c) or (ii) has ever been an issuer described in Rule 144(i)(1)(i) or becomes an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Public Information Failure”) then, in addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to two percent (2.0%) of the Purchase Price paid by such Purchaser for the Securities on the day of a Public Information Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the Purchaser to transfer the Shares and Warrant Shares pursuant to Rule 144. The payments to which a Purchaser shall be entitled pursuant to this Section 4.11(b) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Public Information Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

4.12 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.13 Indemnification of Purchaser. Subject to the subsections of this Section 4.13, the Company will indemnify and hold Purchaser and his agents (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to any inaccuracy in or breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed within twenty (20) days after notice from the Purchaser Party to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.13 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law. Notwithstanding the foregoing, Purchaser acknowledges that the Company does not have assets sufficient to compensate Purchaser for any breach or default by the Company hereunder or for any indemnification obligation hereunder, and the recourse of the Purchaser hereunder is accordingly limited.

4.14 Reservation and Listing of Securities.

(a) Except to the extent limited by the Company’s authorized Ordinary Shares, the Company shall maintain a reserve from its duly authorized Ordinary Shares for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents.

(b) If, on any date, the number of authorized but unissued (and otherwise unreserved) Ordinary Shares is less than the Required Minimum on such date, then the Board of Directors shall include a proposal for an amendment to the Articles of Association (the “Charter Amendment”) to increase the number of authorized but unissued Ordinary Shares to at least the Required Minimum at the Shareholders’ Meeting.

(c) The Company shall, if applicable: (i) in the time and manner required by the principal Trading Market on which the Ordinary Shares are listed, prepare and file with such Trading Market an additional shares listing application covering a number of Ordinary Shares at least equal to the Required Minimum on the date of such application to the extent permitted by the Trading Market, (ii) use its best efforts to cause such Ordinary Shares to be listed on such Trading Market which the Ordinary Shares are then listed as soon as possible thereafter, (iii) provide to the Purchaser evidence of such listing and (iv) use commercially reasonable efforts to maintain the listing of such Ordinary Shares on such Trading Market. The Company agrees to use commercially reasonable efforts to maintain the eligibility of the Ordinary Shares for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

4.15 Certain Company Actions.

(a) Until the Second Closing, without the Purchaser’s consent, which shall not be unreasonably withheld, conditioned or delayed, the Company shall not, except in each case, as contemplated by this Agreement, including the Contemplated Transactions, or as required by applicable law: (i) change the number of directors constituting the entire Board of Directors or fill any vacancy in the Board of Directors (except as set forth above in this Agreement), (ii) change the nature of the Company’s operations other than as contemplated by this Agreement, (iii) incur any debt for borrowed money outside of the ordinary course of business as presently conducted, (iv) guarantee any obligation of any third party, (v) issue any capital stock other than pursuant to obligations to issue Ordinary Shares listed on Schedule 3.1(f) or pursuant to any Company equity incentive plan or other Exempt Issuance, (vi) issue or grant any new Ordinary Share Equivalent, (vii) amend its articles of association, or bylaws, or (viii) agree to any of the foregoing.

(b) The Company will use commercially reasonable efforts to hold the Shareholders’ Meeting before April 15, 2026, the purpose of which will include, among other things, proposals for shareholder approval of (i) the conversion of all of the Preferred Shares into Ordinary Shares in compliance with the rules and regulations of the Nasdaq Capital Market, (ii) an increase in the authorized Ordinary Shares to at least the Required Minimum, (iii) a reverse stock split in the range of 1 for 2 to 1 for 99, and (iv) the election of the Purchaser Nominees to the Board of Directors.

(c) In the event all of the actions in Section 4.15(b) are not approved by the stockholders at the Shareholders’ Meeting, the Company shall use its reasonable best efforts to call another shareholders’ meeting (the “Second Meeting”) within ninety (90) days of the Shareholders’ Meeting for the purpose of obtaining the Required Approvals, with the recommendation of the Company’s Board of Directors that such proposals are approved, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement.

(d) In the event all of the actions in Section 4.15(b) are not approved by the stockholders at the Second Meeting, the Company shall issue the Purchaser Ordinary Shares, at a price per share equal to the closing price on the date of the Second Meeting plus $0.02, and in an amount to be determined by the Purchaser subject to the conversion of Preferred Shares, provided that after such purchase the Purchaser together with his Affiliates will not own more than 19.9% of outstanding Ordinary Shares.

(e) Following the First Closing, subject to obtaining Shareholder Approval on all matters as provided herein, and in reliance upon the Second Closing occurring as provided herein, the Purchaser shall have the right to recommend to the Company up to six (6) individuals (collectively, the “Purchaser Nominees”) to be nominated for election at the Shareholders’ Meeting to serve as directors on the Board of Directors. The Purchaser and each Purchaser Nominee shall first be qualified and approved by the Company’s Nominating and Corporate Governance Committee, which shall include an assessment of each Purchaser Nominee’s qualifications and experience, personal and professional integrity, financial literacy and other factors and criteria customarily reviewed and assessed. The Purchaser shall recommend a sufficient number of Purchaser Nominees in order for the Company to satisfy the “independence” requirements as set forth in the Nasdaq Listing Rules and under the federal securities laws in order to be nominated to the Board of Directors. The Company shall coordinate the class in which the Purchaser and each Purchaser Nominee shall be nominated to serve on the Board of Directors in accordance with the Company’s articles of association and bylaws. The Purchaser and each Purchaser Nominee shall provide the requisite information for purposes of the evaluation of the Company’s Nominating and Corporate Governance Committee and required disclosure in the proxy statement for the Shareholders’ Meeting. The Company shall use commercially reasonable efforts to cause the Purchaser Nominees to be elected to the Board of Directors at the Shareholders’ Meeting. Notwithstanding the foregoing, the rights of the Purchaser provided in this Section 4.15(e) shall at all times be subject to, and in compliance with, Nasdaq Listing Rule 5640. In the event that Nasdaq informs the Company that it is not in compliance with Nasdaq listing requirements as a result of the Purchaser’s rights contained in this Agreement, the Purchaser shall cooperate with the Company to promptly remedy such non-compliance, including the possibility of proportionately reducing the Purchaser’s right to appoint the Purchaser Nominees hereunder.

4.16 Directors’ and Officers’ Indemnification and Liability Insurance.

(a) All rights to indemnification for acts or omissions occurring through the Second Closing now existing in favor of the current directors and officers of the Company and the Purchaser as provided in their respective organizational documents or in any indemnification agreements shall survive the Second Closing and shall continue in full force and effect in accordance with their terms.

(b) Prior to the Second Closing, the Company and Purchaser shall purchase and fully pay the premium for a directors and officers tail liability insurance policy, with respect to claims arising from facts and events that occurred prior to the Second Closing.

(c) The provisions of this Section 4.16 are intended to be for the benefit of, and shall be enforceable by, each director or officer of the Company for all periods ending on or before the Second Closing and may not be changed with respect to any officer or director without his or her written consent (such persons are third-party beneficiaries of this Agreement with respect to this Section 4.16).

(d) Prior to the Second Closing, the Company shall obtain a seven (7) year “tail” policy for the extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ liability insurance policies, for claims reporting or discovery period of seven years from and after the Second Closing, on terms and conditions providing coverage retentions, limits and other material terms substantially equivalent to the current policies of directors’ and officers’ liability insurance maintained by the Company with respect to matters arising on or before the Second Closing, covering without limitation the transactions contemplated hereby. After the Second Closing, Company shall cause such “tail” policy to be maintained in full force and effect, for its full term, and shall honor all of its obligations thereunder, and no party shall have any other obligation to purchase or pay for any insurance hereunder. The Articles of Association, including any similar charter documents in the event of a redomicile, merger, acquisition or other business combination event, of the Company shall at all times provide that the Company shall indemnify the directors and officers of the Company to the maximum extent provided by law.

(e) If the Company or any of their respective legal successors or permitted assigns (i) shall consolidate with or merge into any other Person and shall not be the continuing or surviving Person of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to any Person, then, and in each such case, proper provisions shall be made so that the legal successors and permitted assigns of Company shall assume all of the obligations set forth in this Section 4.16.

4.17 Participation in Future Financing.

(a) Non-Underwritten Offerings.

(i) If, from the Effective Date until six (6) months after the Closing Date for the First Closing, (the “Participation Period”), the Company proposes to offer and sell any New Securities in an offering that is conducted pursuant to an exemption from registration under the Securities Act, or in an offering that is registered under the Securities Act that is not conducted as a firm-commitment underwritten offering, then, subject to compliance with all applicable securities laws and regulations, the Purchaser shall have the right to purchase, on the same terms, including the price per security, and subject to the same conditions, as are applicable to the other investors in such offering, that amount of New Securities being offered for sale in such offering equal to up to 25% of the total amount of New Securities offered for sale in such offering.

(ii) If the Company proposes to conduct an offering with respect to which the Purchasers would have rights to purchase New Securities pursuant to this Section 4.17, the Company shall give written notice (the “Offer Notice”) to the Purchaser at least three (3) Business Days prior to the commencement of the offering of the New Securities, stating (i) its bona fide intention to offer such New Securities, (ii) the number, type and material terms of such New Securities to be offered, (iii) the price and terms, if any, upon which it proposes to offer such New Securities and (iv) the estimated date and time at which the Company expects to enter into a definitive agreement for the sale of the New Securities (the “Expected Sale Date”).

(iii) If the Purchaser desires to exercise its rights under this Section 4.17 to participate in such offering, then such Purchaser must provide a written notice to the Company by not later than 4:00 p.m. (New York City time) on the first (1st) Business Day prior to the Expected Sale Date set forth in the Offer Notice, stating the amount of such Purchaser’s elected participation. If the Company receives no such notice from such Purchaser within the time period set forth herein, such Purchaser shall be deemed to have notified the Company that it does not elect to purchase any New Securities in connection with such offering and the Company shall be free to sell such securities in the offering.

(b) Underwritten Offerings. If, during the Participation Period, the Company proposes to offer and sell any New Securities in a firm commitment underwritten offering registered under the Securities Act, then, subject to compliance with all applicable securities laws and regulations, the Company will use its commercially reasonable efforts to cause the managing underwriter(s) of such offering to contact the Purchasers about potentially participating in such offering and to provide to the Purchasers, on the same terms, including the price per security, and subject to the same conditions, as are applicable to the public in such offering, the opportunity to purchase that amount of New Securities being offered for sale in such offering equal to up to 25% of the total amount of New Securities offered for sale in such offering (excluding securities issuable to the underwriter(s) of the offering upon exercise of an overallotment or other option to purchase additional shares).

(c) General Terms Applicable to Participation Rights.

(i) Notwithstanding anything to the contrary in this Section 4.17 and unless otherwise agreed by the Purchaser, in the event the Company determines to abandon a proposed offering regarding which the Company or any underwriter have provided notice to the Purchaser pursuant to this Section 4.17, the Company shall, or shall cause the managing underwriter(s), to confirm such abandonment to the Purchaser in the same manner and on the same day as such abandonment is communicated to other potential investors. If, by the tenth (10th) Business Day following delivery of notice of the offering to the Purchasers pursuant to this Section 4.17, no public disclosure regarding a transaction with respect to the applicable offering has been made, such offering shall be deemed to have been abandoned and the Purchaser shall be deemed to not be in possession of any material non-public information (as defined under the applicable securities laws) with respect to the proposed offering, unless the Company advises the Purchaser that the offering has not been abandoned. The Company understands and confirms that the Purchaser may rely on this Section 4.17 when effecting transactions in securities of the Company.

(ii) Subject to compliance with all applicable securities laws and regulations, the Purchaser may apportion any New Securities to be purchased pursuant to its rights in this Section 4.17 in such proportion as they deem appropriate among themselves and any of their respective affiliates.

(iii) The rights of the Purchaser under this Section 4.17 to purchase securities in an offering will be conditioned upon the completion of such offering.

(iv) The Company and the Purchaser hereby acknowledge that nothing in this Section 4.17 constitutes an offer or the commitment by any Person to purchase any New Securities in any offering.

4.18 Asset Sale, Backstop, Dividend

(a) The Company shall use any and all funds received from the Asset Sale in the manner and order as follows:

(i) To pay all expenses related to the undertaking of the Asset Sale;

(ii) To fund the Company in an amount necessary to continue operations for three (3) months following the Second Closing (the “Backstop”); and

(iii) to pay a cash dividend to the shareholders of the Company, not including the Purchaser.

(b) Following the Asset Sale, the Company shall retain more than nominal non-cash assets and continue operations, developing its pancreatic cancer diagnostic products, both blood-based and stool-based.

4.19 Demand Registration Rights. All of the Ordinary Shares underlying the Series A, Series B, and Series C Preferred Shares purchased by the Purchaser hereunder shall have demand registration rights. As used herein, “demand registration rights” shall mean the right to cause the Company to file a registration statement on Form S-1 or S-3, if available (the “Registration Statement”), within 120 days of Shareholder Approval, and to use best efforts to cause the U.S. Securities and Exchange Commission to qualify such registration statement in a timely manner. All such registration rights are subject to customary cutback provisions in connection with any registration statement in the event that the U.S. Securities and Exchange Commission takes the position that the offering of some or all of the Ordinary Shares in any Registration Statement are not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act.

ARTICLE 5. MISCELLANEOUS

5.1 Fees and Expenses. The Company has agreed to reimburse the Purchaser for its reasonable and documented legal fees and expenses, which sum shall be withheld from the applicable portion of the Purchase Price, to be delivered by the Purchaser to the Company on the applicable Closing Date. In addition, the Company has agreed to reimburse the Purchaser for reasonable and documented legal fees and expenses incurred after each Closing Date in connection with any subsequent Closings and preparation and filing of the Registration Statement, which legal fees and expenses shall be deducted from the applicable portion of the Purchase Price to be delivered by the Purchaser to the Company on the applicable Closing Date. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any conversion or exercise notice delivered by the Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchaser.

5.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.4 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any amendment effected in accordance with this Section 5.4 shall be binding upon the Purchaser and holder of Securities and the Company.

5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party (other than by operation of law), except for pursuant to the Securities Purchase Rights Transfer Right and provided that (a) such transferee agrees in writing to be bound, with respect to the transferred Securities Purchase Rights and/or transferred Securities, by the representations and warranties and other applicable provisions of this Agreement and the other Transaction Documents that apply to the Purchaser acquiring the Securities (provided that each reference to the citizenship and residency in this Agreement referencing the Purchaser shall mean the citizenship and residency of such transferee), (b) the exemption relied upon by the Company in connection with the issuance of the Securities in connection with this Investment shall continue to be in full force and effect, (c) such transfer is and will remain in compliance with all applicable laws and (d) upon request, the Purchaser shall certify to the Company as to such compliance with these obligations. For avoidance of doubt, the Purchaser’s indemnification obligations and covenants set forth in Article 4 of this Agreement (other than Section 4.3) shall be performed by the Purchaser and not be assignable in connection with any such Security Purchase Rights and/or Securities Purchase Rights Transfer Rights transaction.

5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced or waived by, any other Person, except for a transferee or Purchaser pursuant to the Securities Purchase Rights Transfer Right or as otherwise expressly stated herein.

5.8 Governing Law. All questions concerning the construction, validity, performance, enforcement and interpretation of this Agreement and other the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the Contemplated Transactions (whether brought against a party hereto or its or his respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in New York County, New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it or he, as the case may be, is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it or he, as the case may be, under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its or his reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding. The Purchaser resides in the Republic of Panama and does hereby represent that this Section 5.8 is and will remain enforceable and binding on him and he waives any right to contest the enforceability or the governing law, personal jurisdiction and/or venue.

5.9 Survival. The Company’s representations and warranties contained in this Agreement shall not survive the Closing and final delivery of Securities pursuant to this Agreement, except for the Company’s representations and warranties contained in Sections 3.1(b), 3.1(c), 3.1(f), and 3.1(g), which shall survive for the period of the applicable statute of limitations. The Purchaser’s representations and warranties contained in this Agreement (and correspondingly any transferee(s)’ reps and warranties, as applicable) shall survive the Closing and the delivery of the Securities for the period of the applicable statute of limitations.

5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file or other electronic signing crated on an electronic platform (such as DocuSign), such signature shall be deemed to have been duly and validly delivered and shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

5.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever the Purchaser exercises a right, election, demand or option under a Transaction Document, and the Company does not timely perform its related obligations within the periods therein provided, then the Purchaser may rescind or withdraw, in his sole discretion from time to time upon written notice to the Company, such notice, demand or election in whole or in part without prejudice to his future actions and rights.

5.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.15 Payment Set Aside. To the extent that either party makes a payment or payments to the other party pursuant to any Transaction Document or either party enforces or exercises it or his rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to such party, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.16 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.17 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken, or such right may be exercised on the next succeeding Business Day.

5.18 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and Ordinary Shares in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Ordinary Shares that occur after the Effective Date. Unless this Agreement expressly provides otherwise, each definition applies (a) for purposes of this entire Agreement, and (b) to both the singular and plural forms (and other grammatical variations) of the defined term. Unless the context indicates otherwise, each pronoun shall be deemed to include the masculine, feminine, neuter, singular and plural forms. The terms “including”, “includes”, “include”, and words of like import shall be construed broadly as if followed by the words “without limitation” or “but not limited to”. Article, Section, Schedule and Exhibit references are to the Articles, Sections, Schedules and Exhibits of this Agreement unless otherwise specified. Any capitalized terms used in any Schedule or Exhibit attached to this Agreement and not otherwise defined shall have the meanings set forth in this Agreement. The words describing the singular number will include the plural and vice versa. All references to “dollars” or “$” will be deemed references to the lawful money of the United States of America.

5.19 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Mainz Biomed N.V.		Address for Notice:

By:	/s/ William J. Caragol	Mainz Biomed N.V.
Name:	William J. Caragol	Robert Koch Strasse 50
Title:	CFO	55129 Mainz
Germany
Attention:

Email address: [Redacted]

With a copy to (which shall not constitute notice):

Email: [Redacted]

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR THE PURCHASER FOLLOWS]

THE PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

PURCHASER:

DAVID LAZAR	Address for Notice:
[Redacted]
/s/ David Lazar

E-Mail: [Redacted]
With a copy to (which shall not constitute notice):
ABZ Law Offices
Attn: Avraham Ben-Tzvi, Adv.
12 Beit HaDfus St., B Wing, Floor 3
Jerusalem, Israel
E-mail: [Redacted]

Annex B

This document is an unofficial English translation of a document prepared in Dutch. In preparing this document, an attempt has been made to translate as literally as possible without jeopardising the overall continuity of the text, except that, for convenience, the definitions set out in article 1.1 of the articles of association contained in this document have been placed in the English alphabetical order. Inevitably, however, differences may occur in translation and if they do, the Dutch text will govern by law. In this translation, Dutch legal concepts are expressed in English terms and not in their original Dutch terms. The concepts concerned may not be identical to concepts described by the English terms as such terms may be understood under the laws of other jurisdictions.

DEED OF amendment of articles of association

QUANTUM CYBER n.V.

On the [● day of [●] appears before me, [●], civil law notary in Amsterdam, the Netherlands:

[●].

The person appearing declares:

(A)	On the [●] day of [●] two thousand and twenty-six, the general meeting of Quantum Cyber N.V., a public company under Dutch law, having its seat in Amsterdam, the Netherlands, and its address at Robert-Koch-Straβe 50, 55129 Mainz, Germany, registered with the Dutch trade register under number 82122571 (the "Company"), resolved, on the proposal of the board of directors of the Company:

(i)	to authorise the board of directors of the Company:

(a)	to effect a reverse stock split; and

(b)	in connection with the reverse stock split, to amend the articles of association of the Company;

(ii)	to authorise the person appearing to execute the deed of amendment of articles of association.

The resolutions to authorise the board of directors to implement a reverse stock split and amend the articles of association and to authorise the person appearing are evidenced by a document, which is attached to this deed (annex).

(B)	On the [●] day of [●], the board of directors of the Company resolved to set the final reverse stock split ratio at [●] to [●] and to effect the reverse stock split pursuant to an amendment of the articles of association. The resolutions to set the final reverse stock split ratio and to amend the articles of association are evidenced by a document, which is attached to this deed (annex).

(C)	The articles of association of the Company were last amended by deed, executed on the [●] day of [●] two thousand and twenty-six before [●], civil law notary in Amsterdam, the Netherlands.

To implement the aforementioned resolution to amend the articles of association, the person appearing declares that the articles of association of the Company are hereby amended as follows:

I. A new definition shall be added to article 1.1, arranged alphabetically, reading as follows:

"Fractional Share" means a fraction of a Share, in which a Share may be split pursuant to these Articles of Association;

II. Article 4.1 shall read as follows:

4.1	The authorised share capital of the Company amounts to [●] (EUR [●]) and is divided into:

(a)	[●] ([●]) Ordinary Shares with a nominal value of [●] (EUR [●]) each; and

(b)	[●] ([●]) Preferred Shares with a nominal value of [●] (EUR [●]) each, subdivided into:

(i)	a series A consisting of [●] ([●]) Preferred Shares;

(ii)	a series B consisting of [●] ([●]) Preferred Shares;

(iii)	a series C consisting of [●] ([●])Preferred Shares;

(iv)	a series D consisting of [●] ([●]) Preferred Shares; and

(v)	a series E consisting of [●] ([●]) Preferred Shares.

III. Following article 4.4 a new article 4.5 shall be added, reading as follows:

4.5	Shares may be split into such number of Fractional Shares as the Board of Directors may determine and Fractional Shares together constituting the nominal value of a Share of a particular class, may be combined into one Share of such class pursuant to a resolution of the Board of Directors. The provisions of these Articles of Association on Shares and Shareholders shall apply by analogy to Fractional Shares and holders of Fractional Shares, unless otherwise specified.

IV. Article 29.2 shall read as follows:

29.2	Each Person with Meeting Rights shall be authorised to attend the General Meeting, to address the General Meeting and to exercise the voting rights he or she is entitled to in person or by a proxy authorised in writing. Holders of Fractional Shares, together constituting the nominal value of a Share of a particular class, shall exercise these rights jointly, either by one of them or by a proxy authorised in writing.

V. Article 31.1 shall read as follows:

31.1	Each Share confers the right to cast one vote. Blank votes and invalid votes shall be regarded as not having been cast. For the purpose of the preceding sentence. Fractional Shares together constituting the nominal value of a Share of a particular class shall be put on par with such a Share.

VI. Article 41 shall read as follows:

41.	Transitional provision

41.1	Notwithstanding Article 4.1, the authorised share capital of the Company amounts to [●] euros (EUR [●]) and is divided into:

(a)	[●] ([●]) Ordinary Shares with a nominal value of [●] (EUR [●]) each; and

(b)	[●] ([●]) Preferred Shares with a nominal value of [●] (EUR [●]) each, divided into:

(i)	a series A consisting of [●] ([●]) Preferred Shares;

(ii)	a series B consisting of [●] ([●]) Preferred Shares;

(iii)	a series C consisting of [●] ([●]) Preferred Shares;

(iv)	a series D consisting of [●] ([●]) Preferred Shares; and

(v)	a series E consisting of [●] ([●]) Preferred Shares.

Article 4.1 shall apply as of the time on which the number of issued Ordinary Shares first amounts to or exceeds [●] ([●]). As soon as Article 4.1 applies, the Company shall deposit a statement at the offices of the Dutch trade register evidencing that Article 4.1 applies, stating the time as of which that Article applies. This Article 41.1 shall lapse once Article 4.1 applies.

41.2	Notwithstanding Articles 4.1 and 41.1, the authorised share capital of the Company amounts to [●] euros (EUR [●]) and is divided into:

(a)	[●] ([●]) Ordinary Shares with a nominal value of [●] (EUR [●]) each; and

(b)	[●] ([●]) Preferred Shares with a nominal value of [●] (EUR [●]) each, divided into:

(i)	a series A consisting of [●] ([●]) Preferred Shares;

(ii)	a series B consisting of [●] ([●]) Preferred Shares;

(iii)	a series C consisting of [●] ([●]) Preferred Shares;

(iv)	a series D consisting of [●] ([●]) Preferred Shares; and

(v)	a series E consisting of [●] ([●]) Preferred Shares.

Article 41.1 shall apply as of the time on which the number of issued Ordinary Shares first amounts to or exceeds [●] ([●]). As soon as Article 41.1 applies, the Company shall deposit a statement at the offices of the Dutch trade register evidencing that Article 41.1 applies, stating the time as of which that Article applies. This Article 41.2 shall lapse once Article 41.1 applies.

Finally, the person appearing declares:

(a)	pursuant to the present amendment of articles of association taking effect the ordinary shares in the capital of the Company with a nominal value of one eurocent (EUR 0.01) each, held by a shareholder [, including the Company,] immediately before the present amendment of articles of association taking effect, are combined into a number of ordinary shares with a nominal value of [●] (EUR [●]) each equal to the number obtained by dividing the number of ordinary shares held by the shareholder immediately before the present amendment of articles of association taking effect by [●], where the numerator of a fraction, the denominator of which is [●], indicates the number of fractional shares with an entitlement of [●] part of an ordinary share with a nominal amount of [●] (EUR [●]) allocated to the shareholder in connection with the combination;

(b)	at the time of the present amendment of articles of association taking effect, no preferred shares were issued;

(c)	at the time of the present amendment of articles of association taking effect, the issued capital of the Company amounts to [●] (EUR [●]).

The person appearing is known to me, civil law notary.

In witness whereof this deed is executed in Amsterdam, the Netherlands, on the date first mentioned in the head of this deed.

After having conveyed the contents of this deed and having given an explanation thereto to the person appearing, she declared that she has taken note of the contents of this deed and agrees with the same. Thereupon, immediately after limited reading of this deed, it is signed by the person appearing and by me, civil law notary.

Annex C

This document is an unofficial English translation of a document prepared in Dutch. In preparing this document, an attempt has been made to translate as literally as possible without jeopardising the overall continuity of the text, except that, for convenience, the definitions set out in article 1.1 of the articles of association contained in this document have been placed in the English alphabetical order. Inevitably, however, differences may occur in translation and if they do, the Dutch text will govern by law. In this translation, Dutch legal concepts are expressed in English terms and not in their original Dutch terms. The concepts concerned may not be identical to concepts described by the English terms as such terms may be understood under the laws of other jurisdictions.

DEED OF amendment of articles of association

MAINZ BIOMED n.V.

(new name: Quantum Cyber N.V.)

On the [●] day of [●] two thousand and twenty-six appears before me, Martijn Michiel van der Bie, civil law notary in Amsterdam, the Netherlands:

[●].

The person appearing declares:

(A)	On the [●] day of [●] two thousand and twenty-six, the general meeting of Mainz Biomed N.V., a public company under Dutch law, having its seat in Amsterdam, the Netherlands, and its address at Robert-Koch-Straβe 50, 55129 Mainz, Germany, registered with the Dutch trade register under number 82122571 (the "Company"), resolved, on the proposal of the board of directors of the Company, to amend the articles of association of the Company and to authorise the person appearing to execute the deed of amendment of articles of association. The proposal of the board of directors and the resolutions to amend the articles of association and authorise the person appearing are evidenced by a two documents, which are attached to this deed (annexes).

(B)	The articles of association of the Company were last amended by deed, executed on the thirteenth day of November two thousand and twenty-five before M.M. van der Bie, civil law notary in Amsterdam, the Netherlands.

To implement the aforementioned resolution to amend the articles of association, the person appearing declares that the articles of association of the Company are hereby amended as follows:

I. Article 2.1 shall read as follows:

2.1	The name of the Company is: Quantum Cyber N.V.

II. Article 4.1 shall read as follows:

4.1	The authorised share capital of the Company amounts to ten million euros (EUR 10,000,00.00) and is divided into:

(a)	nine hundred million (900,000,000) Ordinary Shares with a nominal value of one eurocent (EUR 0.01) each; and

(b)	one hundred million (100,000,000) Preferred Shares with a nominal value of one eurocent (EUR 0.01) each, divided into:

(i)	a series A consisting of twenty million (20,000,000) Preferred Shares;

(ii)	a series B consisting of twenty million (20,000,000) Preferred Shares;

(iii)	a series C consisting of twenty million (20,000,000) Preferred Shares;

(iv)	a series D consisting of twenty million (20,000,000) Preferred Shares; and

(v)	a series E consisting of twenty million (20,000,000) Preferred Shares.

III. Article 5.2 shall read as follows:

5.	Conversion of Preferred Shares into Ordinary Shares

5.1	Each series A, series B, and series C Preferred Share shall be convertible, at the option of the holder, at any time and from time to time, into nine Ordinary Shares.

5.2	Each series D and series E Preferred Share shall be convertible, at the option of the holder, at any time and from time to time, into two hundred and twenty-five Ordinary Shares.

5.3	A holder of Preferred Shares who wishes to convert one or more Preferred Shares into Ordinary Shares shall notify the Company thereof in writing.

5.4	The Company shall effect the conversion within three days of receipt of the notification referred to in Article 5.3 by a resolution of the Board of Directors for that purpose. The resolution converting the Preferred Shares into Ordinary Shares may determine that, upon the conversion, the number of Ordinary Shares included in the authorised share capital be increased by a number equal to the number of Preferred Shares that are converted into Ordinary Shares and the number of Preferred Shares included in the authorised share capital be decreased by a number equal to the number of Ordinary Shares into which the Preferred Shares are converted. The Company shall deposit a resolution to convert Preferred Shares into Ordinary Shares at the offices of the Dutch trade register.

5.5	Any obligation to pay up Ordinary Shares arising from a conversion of Preferred Shares into Ordinary Shares shall be charged to the share premium reserve maintained by the Company for the benefit of the holders of the series of Preferred Shares concerned; if this reserve is insufficient, the difference shall be charged to the Distributable Reserves or the Convertible Reserves determined by the Board of Directors; if these reserves are insufficient, the difference shall be satisfied by the holder of the Ordinary Shares concerned by payment in cash.

5.6	If Preferred Shares of a particular series are converted into Ordinary Shares, an amount equal to the amount of the proportional entitlement of the holder of the Preferred Shares concerned to the balance of the share premium reserve maintained by the Company for the benefit of the holders of the Preferred Shares concerned, minus the amount charged to such share premium reserve by way of application of Article 5.5, shall be charged to the share premium reserve concerned and added to the Distributable Reserves determined by the Board of Directors.

IV. Article 41 shall read as follows:

41.	Transitional provision

41.1	Notwithstanding Article 4.1, the authorised share capital of the Company amounts to two million five hundred thousand euros (EUR 2,500,000.00) and is divided into:

(a)	two hundred and twenty-five million (225,000,000) Ordinary Shares with a nominal value of one eurocent (EUR 0.01) each; and

(b)	twenty-five million (25,000,000) Preferred Shares with a nominal value of one eurocent (EUR 0.01) each, divided into:

(i)	a series A consisting of five million (5,000,000) Preferred Shares;

(ii)	a series B consisting of five million (5,000,000) Preferred Shares;

(iii)	a series C consisting of five million (5,000,000) Preferred Shares;

(iv)	a series D consisting of five million (5,000,000) Preferred Shares; and

(v)	a series E consisting of five million (5,000,000) Preferred Shares.

Article 4.1 shall apply as of the time on which the number of issued Ordinary Shares first amounts to or exceeds one hundred million (100,000,000). As soon as Article 4.1 applies, the Company shall deposit a statement at the offices of the Dutch trade register evidencing that Article 4.1 applies, stating the time as of which that Article applies. This Article 41.1 shall lapse once Article 4.1 applies.

41.2	Notwithstanding Articles 4.1 and 41.1, the authorised share capital of the Company amounts to seven hundred and fifty-thousand euros (EUR 750,000.00) and is divided into:

(a)	sixty-seven million five hundred thousand (67,500,000) Ordinary Shares with a nominal value of one eurocent (EUR 0.01) each; and

(b)	seven million five hundred (7,500,000) Preferred Shares with a nominal value of one eurocent (EUR 0.01) each, divided into:

(i)	a series A consisting of one million five hundred thousand (1,500,000) Preferred Shares;

(ii)	a series B consisting of one million five hundred thousand (1,500,000) Preferred Shares;

(iii)	a series C consisting of one million five hundred thousand (1,500,000) Preferred Shares;

(iv)	a series D consisting of one million five hundred thousand (1,500,000) Preferred Shares; and

(v)	a series E consisting of one million five hundred thousand (1,500,000) Preferred Shares.

Article 41.1 shall apply as of the time on which the number of issued Ordinary Shares first amounts to or exceeds fifty million (50,000,000). As soon as Article 41.1 applies, the Company shall deposit a statement at the offices of the Dutch trade register evidencing that Article 41.1 applies, stating the time as of which that Article applies. This Article 41.2 shall lapse once Article 41.1 applies.

Finally, the person appearing declares that, at the time of the present amendment of articles of association taking effect, the issued capital of the Company amounts to [●] euros (EUR [●]) and is divided into:

(a)	[●] ([●]) ordinary shares with a nominal value of one eurocent (EUR 0.01) each; and

(b)	five million (5,000,000) preferred shares with a nominal value of one eurocent (EUR 0.01) each, divided into:

(i)	one million (1,000,000) series A preferred shares;

(ii)	one million (1,000,000) series B preferred shares; and

(iii)	one million (1,000,000) series A preferred shares.

The person appearing is known to me, civil law notary.

In witness whereof this deed is executed in Amsterdam, the Netherlands, on the date first mentioned in the head of this deed.

After having conveyed the contents of this deed and having given an explanation thereto to the person appearing, she declared that she has taken note of the contents of this deed and agrees with the same. Thereupon, immediately after limited reading of this deed, it is signed by the person appearing and by me, civil law notary.

Annex D

PROXY CARD

VOTING PROXY

THE UNDERSIGNED

Name:
Address:
Postal code and city:
Country:

To be further completed only if relevant.

Acting on behalf of:
Name:
Legal form:
Country of incorporation:
Address:
Postal code and city:
Country:

(the “Principal”).

GRANTS POWER OF ATTORNEY to

Please check the applicable box below.

☐	each director of the Company

☐	each civil law notary, assigned civil law notary, and candidate civil law notary working with CMS Derks Star Busmann N.V., Dutch counsel to the Company

☐

Possibility to fill in above the name of an authorised person of your own choice.

for the performance in the Principal’s name, as shareholder of Mainz Biomed N.V., a public company under Dutch law, registered with the Dutch trade register under number 82122571 (the “Company”), of the following legal acts:

(a)	representing the Principal at the annual general meeting of the Company to be held at the offices of CMS, Atrium, Parnassusweg 737, 1077 DG Amsterdam, the Netherlands, on Thursday 16 April 2026 at 14.00 hours Central European Time (the “EGM”);

(b)	attending and addressing the EGM;

(c)	exercising at the EGM the voting rights attached to the shares in the capital of Company held by the Principal on the record date for the EGM set or to be set by the board of the Company, and voting in favour of all proposals included in the agenda for the EGM, unless clearly indicated otherwise below:

No.	Agenda item

2.	Authorisation of the board to assign a US auditor at its discretion for the financial year ending 31 December 2026

	For:	☐	Number of shares:
	Against:	☐	Number of shares:
	Abstain	☐	Number of shares:

No.	Agenda item

3.	Approval of issue of ordinary shares

	For:	☐	Number of shares:
	Against:	☐	Number of shares:
	Abstain	☐	Number of shares:

No.	Agenda item

4.	Amendment of articles of association and authorisation execution of deed of amendment of articles of association

	For:	☐	Number of shares:
	Against:	☐	Number of shares:
	Abstain	☐	Number of shares:

No.	Agenda item

5.	Reverse stock split, amendment of articles of association, and authorisation execution of deed of amendment of articles of association

	For:	☐	Number of shares:
	Against:	☐	Number of shares:
	Abstain	☐	Number of shares:

No.	Agenda item

6.	Appointment of Mr. D.E. Lazar as executive director

	For:	☐	Number of shares:
	Against:	☐	Number of shares:
	Abstain	☐	Number of shares:

No.	Agenda item

7.	Appointment of Mr. R Liscouski as non-executive director

	For:	☐	Number of shares:
	Against:	☐	Number of shares:
	Abstain	☐	Number of shares:

No.	Agenda item

8.	Appointment of Mr. D. Natan as non-executive director

	For:	☐	Number of shares:
	Against:	☐	Number of shares:
	Abstain	☐	Number of shares:

No.	Agenda item

9.	Appointment of Mr. A.S. Ben-Tzvi as non-executive director

	For:	☐	Number of shares:
	Against:	☐	Number of shares:
	Abstain	☐	Number of shares:

No.	Agenda item

10.	Approval of increase of ordinary shares issuable under the 2025 Omnibus Incentive Plan

	For:	☐	Number of shares:
	Against:	☐	Number of shares:
	Abstain	☐	Number of shares:

No.	Agenda item

11.	Amendment of the remuneration policy and confirmation of awards granted to directors

	For:	☐	Number of shares:
	Against:	☐	Number of shares:
	Abstain	☐	Number of shares:

No.	Agenda item

12.	Approval of resolutions of the board of directors of the Company

	For:	☐	Number of shares:
	Against:	☐	Number of shares:
	Abstain	☐	Number of shares:

ON THE FOLLOWING TERMS

1.	Each Authorised Person is authorised to grant the power of attorney granted to him to any other person, whereupon such other person will for the purpose of this power of attorney be deemed to be an Authorised Person as well.

2.	This power of attorney is exclusively governed by Dutch law.

SIGNED AS FOLLOWS

(Signature page follows)

(Signature page to voting proxy)

Name:

Date:

Please send a pdf of a completed and signed copy of this power of attorney by e-mail to ir@mainzbiomed.com no later than 18:00 Central European Time on Tuesday 22 April 2026.

Annex E

AGENDA OF THE EXTRAORDINARY GENERAL MEETING OF MAINZ BIOMED N.V.

together with

EXPLANATORY NOTES TO THE AGENDA OF THE EXTRAOPRDINARY GENERAL MEETING OF MAINZ BIOMED N.V.

Agenda of the extraordinary general meeting of Mainz Biomed N.V., a public company under Dutch law, registered with the Dutch trade register under number 82122571 (the “Company”), to be held at the office of CMS, Atrium, Parnassusweg 737, 1077 DG Amsterdam, the Netherlands, on Wednesday 22 April 2026 at 14.00 hours Central European Time (the “EGM”).

1.	Opening
2.	Authorisation of the board to assign a US auditor at its discretion for the financial year ending 31 December 2026	Voting item
3.	Approval of issue of ordinary shares	Voting item
4.	Amendment of articles of association and authorisation execution of deed of amendment of articles of association	Voting item
5.	Reverse stock split, amendment of articles of association, and authorisation execution of deed of amendment of articles of association	Voting item
6.	Appointment of Mr. D.E. Lazar as executive director	Voting item
7.	Appointment of Mr. R Liscouski as non-executive director	Voting item
8.	Appointment of Mr. D. Natan as non-executive director	Voting item
9.	Appointment of Mr. A.S. Ben-Tzvi as non-executive director	Voting item
10.	Approval of increase of ordinary shares issuable under the 2025 Omnibus Incentive Plan	Voting item
11.	Amendment of the remuneration policy and confirmation of awards granted to directors	Voting item
12.	Approval of resolutions of the board of directors of the Company	Voting item
13.	Other matters for discussion
14.	Close

EXPLANATORY NOTES TO THE AGENDA of the EXTRAOPRDINARY GENERAL MEETING OF mainz biomed N.V.

1.	Opening

2.	Authorisation of the board to assign a US auditor at its discretion for the financial year ending 31 December 2025

It is proposed to authorise the board of directors of the Company (the “Board”) to assign a US auditor at its discretion in accordance with applicable law and stock exchange rules to audit the annual accounts for the financial year ending 31 December 2024 for the purpose of SEC filings or otherwise.

3.	Approval issue of ordinary shares

It is proposed that the issue of ordinary shares in the capital of the Company with a nominal value of EUR 0.01 each, underlying:

(a)	the series A preferred shares, series B preferred shares, and series C preferred shares previously issued and sold by the Company pursuant to the securities purchase agreement dated 13 February 2026 between the Company and that certain investor party thereto, and

(b)	the series D preferred shares and series E preferred shares to be issued pursuant to that agreement,

as well as any ancillary agreements entered into or to be entered into in connection therewith, including issues of any ordinary shares pursuant to any anti-dilution provisions applicable to such preferred shares, in each case, to comply with Listing Rules 5635(b) and 5635(d) of The Nasdaq Stock Market LLC, be approved.

4.	Amendment of the articles of association and authorisation execution of deed of amendment of articles of association

It is proposed that:

(a)	the name of the Company be changed from Mainz Biomed N.V. into Quantum Cyber N.V.;

(b)	the authorised capital of the Company be changed from EUR 500,000.00, divided into 45,000,000 ordinary shares with a nominal value of EUR 0.01 each, and 5,000,000 preferred shares with a nominal value of EUR 0.01 each, subdivided in five series, to EUR 750,000.00, divided into 67,500,000 ordinary shares and 7,500,000 preferred shares, subdivided in five series, with a nominal value of EUR 0.01 each, and as soon as the number of issued ordinary shares first amounts to or exceeds 50,000,000, to EUR 2,500,000, divided into 225,000,000 ordinary shares and 25,000,000 preferred shares, subdivided in five series, with a nominal value of EUR 0.01 each, and as soon as the number of issued ordinary shares first amounts to or exceeds 100,000,000, to EUR 10,000,00.00, divided into 900,000,000 ordinary shares and 100,000,000 preferred shares, subdivided in five series, with a nominal value of EUR 0.01 each;

(c)	each series A, series B, and series C preferred share be convertible, at the option of the holder, at any time and from time to time, into nine ordinary shares; and

(d)	each series D and series E preferred share be convertible, at the option of the holder, at any time and from time to time, into 225 ordinary shares,

all by or pursuant to an amendment of the articles of association of the Company in accordance with the draft of the deed of amendment of articles of association prepared by CMS.

Furthermore, it is proposed that each civil law notary, assigned civil law notary, candidate civil law notary, notarial assistant and notarial secretary working with CMS be authorised to have the deed of amendment of articles of association executed and to perform all other legal acts that the authorised person deems necessary in connection therewith.

The draft of the deed of amendment of articles of association is available on the Company’s website at https://www.mainzbiomed.com/investors and is available for inspection at the offices of the Company.

5.	Reverse stock split, amendment of articles of association and authorisation execution deed of amendment of articles of association

Reverse stock split

It is proposed to authorise the Board in its discretion, to effect a reverse stock split within a range between 2:1 and 100:1.

The primary purpose for effecting the reverse stock split would be to increase the per-share trading price of the Company’s ordinary shares to maintain their listing on the Nasdaq Stock Market. The Nasdaq Listing Rules require that listed shares maintain a minimum bid price of USD 1.00 per share (the “Minimum Bid Price Requirement”). On 20 March 2026, the Company received a deficiency letter from the Nasdaq Listing Qualifications Department notifying the Company that, for the last 30 consecutive business days, the Company did not meet the Minimum Bid Price Requirement. The Company has been provided an initial period of 180 calendar days, or until 16 September 2026 (the “Compliance Date”), to regain compliance with the Minimum Bid Price Requirement.

If at any time during this 180-day period the closing bid price of the Company’s ordinary shares is at least USD 1.00 per share for a minimum of ten consecutive business days, the Nasdaq Listing Qualifications Department will provide the Company written confirmation that it complies with the Minimum Bid Price Requirement and the ordinary shares will continue to be eligible for listing on The Nasdaq Capital Market.

In the event the Company does not regain compliance with the Minimum Bid Price Requirement by the Compliance Date, the Company may be eligible for additional time. To qualify, the Company will be required to meet the continued listing requirement and all other initial listing standards for The Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement, and will need to provide written notice of its intention to cure the deficiency during the second compliance period, by effecting a reverse stock split, if necessary. If the Company meets these requirements, the Nasdaq Listing Qualifications Department will inform the Company that it has been granted an additional 180 calendar days.

By granting the Company the flexibility to effect a reverse stock split, the Company will have a contingency plan to increase the share price of the ordinary shares above USD 1.00 in the event that it does not regain compliance with the Minimum Bid Price Requirement prior to the Compliance Date or, if secured, within a second period of 180 days. For the 30 trading days during the period 2 February 2026 to 13 March 2026 2026 prior to the publication of these explanatory notes, the closing bid price of the Company’s ordinary shares has ranged from USD 1.13 to USD 0.56, with an average closing bid price of USD 0.80.

The Board has considered the potential harm to the Company and its shareholders should Nasdaq delist the Company’s ordinary shares. Delisting could adversely affect the liquidity of the Company’s ordinary shares since alternatives are generally considered to be less liquid markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, the Company’s ordinary shares on an over-the-counter market. Further, many investors likely would not buy or sell the Company’s ordinary shares due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.

If and when the Board determines to implement the reverse stock split, the reverse stock split ratio will be set within a range between 2:1 and 100:1 (the “Split Ratio Range”) subject to the proviso that the reverse stock split will be implemented in such a way that it does not entail a capital reduction. The Board is authorised to do whatever is necessary to avoid a capital reduction. If the reverse stock split is implemented, the reverse stock split ratio as set by the Board will be announced in accordance with applicable laws.

If the EGM authorises the Board to effect a reverse stock split, the Board will have the sole authority to elect, at any time prior to the annual general meeting of the Company to be held in 2027, whether or not to effect a reverse stock split. The Board will have the flexibility to decide whether or not a reverse stock split, and at what ratio within the Split Ratio Range, is in the Company’s best interests.

Upon effectiveness of the reverse stock split, each holder of ordinary shares will own a reduced number of ordinary shares. However, the Company expects that the market price of the ordinary shares immediately after the reverse stock split will increase above the market price of the ordinary shares immediately prior to the reverse stock split, which is designed to help the Company to regain and maintain compliance with the Minimum Bid Price Requirement. The proposed reverse stock split will be effected simultaneously for all shares and the ratio for the reverse stock split, once determined, will be the same for all shares. The reverse stock split will affect all shareholders uniformly and will not affect any shareholder’s percentage ownership interest in the Company, except to the extent that the reverse stock split would result in any of the shareholders owning a fractional interest as described below. Likewise, the reverse stock split will affect all holders of outstanding equity awards under the Company’s equity incentive plans substantially the same, except to the extent that the reverse stock split would result in a fractional interest as described below. Proportionate voting rights and other rights of the shareholders will not be affected by the proposed reverse stock split, except to the extent that the reverse stock split would result in any shareholders owning a fractional interest as described below.

The nominal value per share would be adjusted from EUR 0.01 per share before the reverse stock split to a proportionately increased nominal value per share after the reverse stock split, based on the final reverse stock split ratio, as described below.

The ordinary shares are currently registered under section 12(b) of the U.S. Securities and Exchange Act of 1934 (the “Exchange Act”), and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of the ordinary shares under the Exchange Act.

Shares that are held in registered form will be consolidated and converted into shares based on the new nominal value to be determined in accordance with the final reverse stock split ratio. Fractional shares created as a result of the consolidation and conversion will be subject to the rights specified in article 4.5, 29.2 and 31.1 of the articles of association of the Company contained in the draft of the deed of amendment of articles of association referred to below.

Shares that are held through the facilities of Cede & Co. as nominee for the Depositary Trust Company will be consolidated and converted into a rounded down number of whole shares and the holders will receive a cash-in-lieu of fractional shares payment from their bank or intermediary.

Amendment articles of association

Furthermore, for the purpose of effecting the reverse stock split, it is proposed to approve the amendment of the Company’s articles of association in accordance with the draft of the deed of amendment of articles of association drawn up by CMS Derks Star Busmann N.V. in connection with the EGM and published on the Company’s website.

The amount of the authorised capital will be derived from the reverse stock split ratio as set by the Board subject to the proviso that it will not be more than five times the issued capital, as prescribed by Dutch law. The authorised capital will be divided nine-tenths into ordinary shares and one-tenth into preferred shares. Ordinary shares and preferred shares will have the same nominal value.

The proposed amendment to the articles of association will not change the terms of the shares. After the reverse stock split, the shares will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the shares now authorised. The shares issued pursuant to the reverse stock split will remain fully paid and nonassessable. Following the reverse stock split, the Company will continue to be subject to the periodic reporting requirements of the Exchange Act.

Authorisation for execution of deed of amendment of articles of association

Finally, it is proposed that each director of the Company and each civil law notary, assigned civil law notary, candidate civil law notary, notarial assistant and notarial secretary working with CMS Derks Star Busmann N.V. be authorised to have the deed of amendment of articles of association executed and to perform all other legal acts that the authorised person deems necessary in connection therewith.

6.	Appointment of Mr. D.E. Lazar as executive director

It is proposed that Mr. David E. Lazar be appointed executive director of the Company for a term commencing at the close of the EGM and ending at the close of the annual general meeting of the Company to be held in 2027.

Mr.  Lazar currently serves as the CEO and Chairman of Mainz Biomed N.V. (MYNZ) since February, and Sow Good, Inc. (NASDAQ: SOWG) since January 2026. Previously, David served as the CEO and Chairman of Kala Bio Inc. (NASDAQ: KALA) from December 2025 to February 2026. David previously served as CEO & Chairman of Novabay Pharmaceuticals, Inc. (NASDAQ: NBY) from August to November 2025. Prior to that, David served as a director on the Board of Directors of FiEE, Inc. (NASDAQ: FIEE) (formerly Minim, Inc.) where he also served as CEO and CFO from December 2023 to February 2025. David served as interim CEO and principal Financial Officer of Bio Green Med Solution Inc. (NASDAQ: BGMS) (formerly Cyclacel Pharmaceuticals, Inc.) from 2 January 2025 through 26 February 2025. David served as the CEO of Black Titan Corporation listed on Nasdaq (NASDAQ: BTTC) (formerly Titan Pharmaceuticals, Inc.) from August 2022 to April 2024, where he also served as a Director and board Chairman from August 2022 until October 2023. David also served as the CEO and Chairman of the Board of Directors of OpGen, Inc. (OTC: OPGN) from March 2024 to August 2024. David also served as the President and a member of the Board of Directors of LQR House Inc. (NASDAQ: YHC) from October 2024 to April 2025. David served as the CEO of Activist Investing from March 2018 to April 2022. The Board believes that David’s expertise as an investor with diverse knowledge of capital markets and experience leading public companies qualifies him to serve as a member of the Company’s Board of Directors.

When making the nomination of Mr. Lazar for appointment as executive director, the Board took into account the applicable independence standards of the Stock Market Rules of the Nasdaq Stock Market LLC.

Mr. Lazar currently holds 1,000,000 series A preferred shares, 1,000,000 series B preferred shares, and 1,000,000 series C preferred shares in the capital of the Company.

7.	Appointment of Mr. R. Liscouski as non-executive director

It is proposed that Mr. Robert Liscouski be appointed non-executive director of the Company for a term commencing at the close of the EGM and ending at the close of the annual general meeting of the Company to be held in 2027.

Mr. Liscouski is Chairman of the Board of Quantum Computing, Inc. He has served in this position since February 2018. From March 2018 through January 2024, Mr. Liscouski served as Chief Executive Officer and President of Quantum Computing, Inc. Prior to that, Mr. Liscouski served as Chairman and Founder of Convergent Risk Group LLC, an enterprise security risk management firm specialising in the convergence of physical and cyber risk, from January 2011 through May 2019 and as President of Implant Sciences Corp., a public company that became a leader in the explosive trace detection industry culminating in the sale of the technology to L3 Communications in January 2017. Mr. Liscouski is a proven security professional, thought leader and successful entrepreneur with over 35 years of senior level security operational and company leadership experience in government and public and private companies.

Mr. Liscouski is a recognised security industry leader in assessing, mitigating and managing physical and cybersecurity risk in private sector enterprises and state and federal government agencies. Mr. Liscouski has extensive experience in leading innovative start up and turnaround companies as well as building programs for large government organisations and is recognised as a leader in identifying emerging security technologies. He serves as a “Trusted Advisor” to senior officials within government and private sector, providing guidance in areas such as physical and cyber security, crisis management, organisational development and strategic planning. Mr. Liscouski’s career has spanned local law enforcement, senior government and private sector positions from operations to senior leadership and boards of directors. He served as a senior advisor to the intelligence community and was appointed by President George W. Bush as the first Assistant Secretary for Infrastructure Protection at the Department of Homeland Security. Mr. Liscouski is a Founder and Chairman of the Board of the National Child Protection Task Force, a 501(c)(3) charitable organisation, and served on the Board of Clean Coal Technologies Inc. from 2019 until December 2020. He received his Bachelor of Science degree in Criminal Justice from John Jay College and his MPA in Public Administration from the Kennedy School of Government, Harvard University.

When making the nomination of Mr. Liscouski for appointment as non-executive director, the Board took into account the applicable independence standards of the Stock Market Rules of the Nasdaq Stock Market LLC.

8.	Appointment of Mr. D. Natan as non-executive director

It is proposed that Mr. David Natan be appointed non-executive director of the Company for a term commencing at the close of the EGM and ending at the close of the annual general meeting of the Company to be held in 2027.

Mr. Natan, currently serves as President and Chief Executive Officer of Natan & Associates, LLC, a consulting firm offering chief financial officer services to public and private companies in a variety of industries, both domestically and internationally, since 2007. From 2010 to May 2020, Mr. Natan served as Chief Executive Officer of Forcefield Energy, Inc., a company focused on the solar industry and LED lighting products. From February 2002 to November 2007, Mr. Natan served as Executive Vice President of Reporting and Chief Financial Officer of PharmaNet Development Group, Inc., a drug development services and clinical trials company, and, from June 1995 to February 2002, as Chief Financial Officer and Vice President of Global Technovations, Inc., a manufacturer and marketer of oil analysis instruments and speakers and speaker components. Before that, Mr. Natan served various roles in increasing responsibility with Deloitte & Touche LLP, a global accounting and consulting firm. Mr. Natan currently serves as a member of the Board of Directors and Chair of the Audit Committee of Sunshine Biopharma, Inc. (NASDAQ: SBFM), a pharmaceutical and nutritional supplement company, since February 2022. Additionally, since April 2024, Mr. Natan has served as a member of the Board of Directors and Audit Committee Chair of FIEE, Inc. (formerly Minim, Inc.), a technology company specialising in SAAS solutions and AI software development. Previously, Mr. Natan has served as a director for the following public companies: Global Technovations, ForceField Energy, Black Titan (NASDAQ: BTTC) (formerly Titan Pharmarceuticals, Inc.), Vivakor Inc. (NASDAQ: VIVK), NetBrands Corp. (OTC: NBND), OpGen Inc. (OTC: OPGN), and Bio Green Med Solutions (NASDAQ: BGMS) (formerly Cyclacel Pharmaceuticals, Inc.). Mr. Natan is a CPA (inactive), holds a B.A. in Economics from Boston University, and was appointed to Omicron Delta Epsilon, an international honour society in the field of Economics. The Board believes that Mr. Natan’s financial expertise and experience with public companies and public company boards qualifies him to serve as a member of the Company’s Board of Directors.

When making the nomination of Mr. Natan for appointment as non-executive director, the Board took into account the applicable independence standards of the Stock Market Rules of the Nasdaq Stock Market LLC.

9.	Appointment of Mr. A.S. Ben-Tzvi as non-executive director

It is proposed that Mr. Avraham S. Ben-Tzvi be appointed non-executive director of the Company for a term commencing at the close of the EGM and ending at the close of the annual general meeting of the Company to be held in 2027.

Mr. Ben-Tzvi is the founder of ABZ Law Office, a boutique Israeli law firm specialising in corporate & securities laws, commercial law & contracts, and various civil law matters, as well as providing outsourced general counsel services for publicly traded as well as private companies and corporations, which he established in January 2017. Mr. Ben-Tzvi served as Chief Legal Officer and General Counsel of Purple Biotech Ltd. (formerly Kitov Pharma Ltd.) (NASDAQ/TASE: PPBT), a clinical-stage company advancing first-in-class therapies to overcome tumour immune evasion and drug resistance, from November 2015 until April 2020. Prior to that, Mr. Ben-Tzvi served as General Counsel and Company Secretary at Medigus Ltd. (NASDAQ/TASE: MDGS), a minimally invasive endosurgical tools medical device and miniaturised imaging equipment company, from April 2014 until November 2015. Prior to that he served as an attorney at one of Israel’s leading international law firms where, among other corporate and commercial work, he advised companies and underwriters on various offerings by Israeli companies listing in the US and on various SEC related filings. Prior to becoming a lawyer, Mr. Ben-Tzvi worked in several business development, corporate finance and banking roles at companies in the financial services, lithium battery manufacturing and software development industries. Mr. Ben-Tzvi has been serving as a member of the Board of Directors of Black Titan Corporation (NASDAQ: BTTC), a distributor of human capital management software solutions in Southeast Asia, since 1 October 2025, following the completion of a merger with Titan Pharmaceuticals Inc. where he served as a director between August 2022 and the completion of the merger with Black Titan Corporation on 1 October 2025. Mr. Ben-Tzvi is a member of the Board of Directors of Indaptus Therapeutics, Inc. (NASDAQ: INDP) since 22 December 2025. Between 5 January 2025 and 2 April 2025, Mr. Ben-Tzvi served as a member of the Board of Directors of Cyclacel Pharmaceuticals Inc. (NASDAQ: CYCC) a pharmaceuticals development company. Between 15 October 2024 and 19 December 2024, Mr. Ben-Tzvi served as a member of the Board of Directors of LQR House, Inc. (NASDAQ: YHC), a company in the wine and spirits e commerce sector. Between 25 March 2024 and 2 August 2024, Mr. Ben-Tzvi served as a member of the Board of Directors of OpGen, Inc. (NASDAQ: OPGN), a precision medicine company. Between December 2023 and February 2025, Mr. Ben-Tzvi served as a member of the Board of Directors of Minim, Inc. (NASDAQ: MINM), a company which delivered smart software-driven communications products under the globally recognised Motorola brand and Minim® trademark. Mr. Ben-Tzvi holds a B.A., magna cum laude, in Economics from Yeshiva University in New York and an L.L.B., magna cum laude from Sha’arei Mishpat College of Law in Hod HaSharon, Israel. Mr. Ben-Tzvi is a licensed attorney and member of the Israel Bar Association and is also licensed as a Notary by the Israeli Ministry of Justice. We believe that Mr. Ben-Tzvi’s professional experience in banking and finance, as a corporate and securities lawyer, and his experience of working with domestic and foreign public companies listed in America qualifies him to serve as a member of the Company’s Board of Directors.

When making the nomination of Mr. Ben-Tzvi for appointment as non-executive director, the Board took into account the applicable independence standards of the Stock Market Rules of the Nasdaq Stock Market LLC.

10.	Approval of increase of ordinary shares available under the 2025 Omnibus Incentive Plan

It is proposed that the maximum aggregate number of ordinary shares that may be issued under the 2025 Omnibus Incentive Plan be increased from 550,000 to 10,000,000, subject to automatic increase on a quarterly basis on the first day of each quarter beginning on 1 July 2025 in accordance with 2025 Omnibus Incentive Plan.

11.	Amendment of the remuneration policy and confirmation of awards granted to directors

It is proposed, on the recommendation of the compensation committee, that the Company’s remuneration policy for the Board be amended as follows:

(a)	the Board may receive up to 500,000 shares or rights to acquire shares under the 2025 Omnibus Incentive Plan or any amended or future plan each year;

(b)	references to the Mainz Biomed USA, Inc. Carve-out Plan will be deleted;

(c)	the base salary to be awarded to executive-directors will be determined within a range of USD 50,000 to USD 500,000;

(d)	the annual fixed remuneration payable to the non-executive directors, in their capacity as such, will amount to USD 50,000 with USD 150,000 payable to the chairman non-executive director;

(e)	the annual long-term incentives payable to non-executive directors are limited to 100% of annual compensation of the non-executive directors and the short-term incentives payable to non-executive directors are limited to 100% of annual compensation of the non-executive directors;

(f)	the non-executive director chairman may be entitled to a bonus grant subject to the 2025 Omnibus Incentive Plan of up to 2.0% of the Company’s issued and outstanding ordinary shares determined on a fully-diluted basis as of the set effective date.

The draft of the amended remuneration policy is available on the Company’s website at https://www.mainzbiomed.com/investors and is available for inspection at the offices of the Company.

The amended remuneration policy will be deemed to have taken effect as of 1 February 2026.

Currently, Mr. Liscouski, Mr. Natan, and Mr. Ben-Tzvi do not hold any shares or rights to acquire shares in the capital of the Company.

Under the amended remuneration policy, the following shares or rights to acquire shares in the capital of the Company will be granted to Mr. Liscouski as non-executive director chairman:

(a)	ordinary shares or rights to acquire ordinary shares under the 2025 Omnibus Incentive Plan up to USD 150,000 each year; and

(b)	2.0% of the Company’s issued and outstanding ordinary shares determined on a fully-diluted basis subject to the 2025 Omnibus Incentive Plan.

It is envisaged that other directors will also be awarded shares or rights to acquire shares in the capital of the Company under the amended remuneration policy. Decisions in relation to any such award will be deferred until after the EGM.

12.	Approval of resolutions of the board of directors of the Company

The Company entered into a securities purchase agreement with a new investor involving an investment of USD 6 million in the Company and the business connected with it that will result in the new investor, as a result of the USD 6 million investment, gaining in excess of 95% ownership in the Company, on a fully diluted basis.

Pursuant to article 2:107a of the Dutch Civil Code, resolutions of the Board with regard to the matter set out above are subject to the approval of the general meeting of the Company.

It is proposed that any resolution of the Board with regard to the matter set out above be approved, ratified, and confirmed.

13.	Other matters for discussion

14.	Close

Annex F

FORM OF REMUNERATION POLICY

Remuneration Policy

Mainz Biomed N.V.

Adopted by the General Meeting on 1 November 2021

Amended by the General Meeting on 22 April 2026

1.	introduction

1.1	The purpose of this Remuneration Policy is to present the framework for the remuneration for the Board of the Company in a clear and comprehensible manner. This Remuneration Policy shall also be applied when appointing new members for the Board.

1.2	This Remuneration Policy has been prepared in accordance with Dutch law and the Articles of Association.

1.3	This Remuneration Policy was adopted by the General Meeting on 1 November 2021 and was amended by the General Meeting on 28 June 2022, 28 May 2025, and 22 April 2026.

1.4	Pursuant to article 19.2 of the Articles of Association, the remuneration of the Executive Directors and the Non-Executive Directors shall be determined with due observance of this Remuneration Policy.

1.5	The meaning of certain capitalized or uncapitalized terms used in this Remuneration Policy are set forth in the List of Definitions attached as Schedule 1.

2.	Principles

2.1	The Remuneration Policy is aimed at attracting, retaining and motivating qualified persons in order to realize the strategy of the Company. This Remuneration Policy is determined by best market practices. When establishing the Remuneration Policy, the Company takes the perspective of various stakeholders and the market in which the Company operates into consideration.

2.2	Furthermore, the Remuneration Policy intends to align management incentives with the long-term interests of the Company and its shareholders. This Remuneration Policy seeks an appropriate balance of risk and reward. Practices that are designed to avoid inappropriate or excessive risks include (i) financial controls that provide limits and authorities in areas such as capital and operating expenditures to mitigate risk taking that could affect compensation, (ii) balancing base salary and variable compensation elements, and (iii) spreading compensation across short and long-term programs.

3.	Compensation committee

3.1	The Compensation Committee shall review the effectiveness and relevance of the Remuneration Policy at least on an annual basis, in order to assure appropriateness and validity thereof. Any material amendments to this Remuneration Policy will be presented at the General Meeting. Technical amendments may be made by the Compensation Committee if such amendments are necessary due to e.g. statutory, regulatory, tax or administrative reasons.

3.2	The Compensation Committee’s recommendations may include the following components:

3.2.1	fixed remuneration (fixed annual compensation and benefits);

3.2.2	short-term incentives (annual cash or equity-based bonuses); and

3.2.3	long-term incentives (cash and equity-based incentives).

4.	Framework

4.1	The Executive Directors and Non-Executive Directors will have a service agreement with the Company.

4.2	The Company shall provide for an appropriate indemnification of costs and/or damages and the Company obtains professional Directors and Officers Liability Insurance.

4.3	Executive Directors and Non-Executive Directors will be entitled to the reimbursement of reasonable and necessary business expenses.

4.4	The Company or its group companies will not grant Executive Directors or Non-Executive Directors any personal loans, advances or guarantees.

5.	incentive Plan

5.1	The Company has established the 2025 Omnibus Incentive Plan, which was adopted by the General Meeting on 28 May 2025. Executive Directors and Non-Executive Directors are eligible to participate in the 2025 Omnibus Incentive Plan. Under the 2025 Omnibus Incentive Plan the Executive Directors and Non-Executive Directors may be granted shares or rights to acquire those shares pursuant to the Plan and subject to the approval of the Compensation Committee.

5.2	The Board may receive up to 500,000 shares or rights to acquire those shares under the 2025 Omnibus Incentive Plan or any amended or future plan each year. The exercise price, vesting schedule and other criteria of each grant will be determined by the Compensation Committee in accordance with the 2025 Omnibus Incentive Plan.

6.	remuneration executive directors

6.1	The remuneration of Executive Directors is aimed at (i) retaining Executive Directors critical to our success and the enhancement of shareholder value; (ii) providing fair and competitive compensation; (iii) balancing the interests of management and our shareholders; and (iv) rewarding performance, both on an individual basis and with respect to the business in general.

6.2	Various factors will be considered for the remuneration of Executive Directors when designing and establishing, reviewing and making recommendations for compensation arrangements for all our Executive Directors including the relative complexity of the role within the organization, the performance and potential for future advancement and pay equity considerations.

6.3	Based on the principles as referred to in Clause 2 and this Clause 6, the structure of the remuneration of the Executive Directors shall be as follows:

6.3.1	Fixed remuneration (annual base salary);

(i)	Base salary recognizes the value of an individual to our company based on his or her role, skill, performance, contributions, leadership and potential. It is critical in attracting and retaining executive talent in the markets in which we compete for talent. Base salaries for the Executive Directors are intended to be reviewed annually. Any change in base salary of an Executive Director is generally determined by an assessment of such executive’s performance, a consideration of competitive compensation levels in companies similar to the Company and a review of our performance as a whole and the role such executive officer played in such corporate performance.

(ii)	The base salary to be awarded is determined by the Board within the scope of $50,000 to $500,000.

6.3.2	Long-term incentives (cash and equity-based incentives);

(i)	Stock options can be granted to Executive Directors as stock option grants serve our executive compensation philosophy in several ways: firstly, it helps attract, retain, and motivate talent; secondly, it aligns the interests of the Executive Directors with those of the shareholders by linking a specific portion of the officer’s total pay opportunity to the share price; and finally, it provides long-term accountability for Executive Directors.

(ii)	The Executive Directors may be granted awards under the 2025 Omnibus Incentive Plan or any amended or future plan.

6.3.3	Short-term incentives (annual cash bonuses);

(i)	Executive Directors are eligible to receive cash bonuses annually as determined by the Compensation Committee of up to 200% of their annual salary. The bonus is subject to achievement of annually pre-established challenging financial and other business plan objectives.

6.4	The service agreements with the Company do contain severance provisions. All severance plans will be subject to written contracts and will be reviewed and approved by the Compensation Committee.

6.5	Executive Directors may also have employment or service agreements with other group companies than the Company. Employment or service agreements may include a severance provision providing that if such other group company terminates such employment or service agreement, the Executive Director (in his capacity as an employee of or provider of services to the relevant other Group company) may be entitled to severance payments as defined in the employment or service agreements, as approved by the Compensation Committee.

6.6	In addition, certain benefits may be provided to Executive Directors. These other benefits can include medical insurance, life assurance, retirement benefits and representation allowances.

6.7	In addition, Executive Directors may receive paid annual vacation time of up to 30 working days per year and a company car.

6.8	In addition to the annual fixed compensation and certain other benefits, the Executive Directors may benefit from collective pension plans implemented by the Company or its group companies with whom they have entered into an employment or service agreement, in line with local practices.

6.9	In accordance with Dutch law, the variable remuneration of the Executive Directors may be adjusted, (partly) recovered or reduced if certain circumstances apply:

6.9.1	pursuant to Dutch law, any variable remuneration payable to an Executive Director may be adjusted by the Board to an appropriate level if payment of the variable remuneration were to be unacceptable according to the criteria of reasonableness and fairness;

6.9.2	the Company will have the authority under Dutch law to recover from an Executive Director any variable remuneration paid on the basis of incorrect financial or other data.

7.	remuneration non-executive directors

7.1	Based on the principles as referred to in Clause 2 of this Remuneration Policy, the structure of the remuneration of the Executive Directors shall be as follows:

7.1.1	Fixed remuneration;

(i)	Elements of annual fixed remuneration are set at appropriate levels taking into account various factors such as the nature of the role, the experience and performance of the individual, and local and sector market practice amongst peers of a similar size and scope to the Company and its group companies.

(ii)	The following annual fixed remuneration is payable by the Company to the Non-Executive Directors (in their capacity as such): $50,000 with $150,000 to the non-executive Chairman.

7.1.2	Long-term incentives (cash and equity-based incentives);

(i)	The Non-Executive Directors may be granted awards under the 2025 Omnibus Incentive Plan or any amended or future plan.

(ii)	Such annual awards are limited to 100% of annual compensation of the Non-Executive Directors.

Besides the annual awards under 7.1.2 (ii), the non-executive Chairman is also entitled to a bonus grant subject to the 2025 Omnibus Incentive Plan of up to 2.0% of the Company’s issued and outstanding ordinary shares determined on a fully-diluted basis as of the set effective date.

7.1.3	Short-term incentives (annual cash or equity based bonuses);

(a)	Such awards are limited to 100% of annual compensation of the Non-Executive Directors.

Schedule 1 LIST OF DEFINITIONS

In this Remuneration Policy the following terms have the following meanings:

“Articles of Association” means the articles of association of the Company;

“Board” means the board of the Company;

“Company” means Mainz Biomed N.V., a public company under Dutch law;

“Compensation Committee” means the compensation committee of the Board;

“Executive Director” means an executive director of the Company;

“General Meeting” means the general meeting of the Company;

“Mainz USA” means Mainz Biomed USA, Inc.;

“Non-Executive Director” means a non-executive director of the Company;

“Remuneration Policy” means this remuneration policy;

Save where the context dictates otherwise, in this Remuneration Policy:

(a)	words and expressions expressed in the singular form also include the plural form, and vice versa;

(b)	words and expressions expressed in the masculine form also include the feminine form;

(c)	a reference to a paragraph or a schedule is a reference to a paragraph or a schedule of this Remuneration Policy;

(d)	a reference to a statutory provision counts as a reference to this statutory provision including all amendments, additions and replacing legislation that may apply from time to time; and

(e)	“in writing” means by letter, by telecopier, by e-mail, or by message which is transmitted via any other current means of communication and which can be received in written form.

Headings of clauses and other headings in this Remuneration Policy are inserted for ease of reference and do not form part of the Remuneration Policy concerned for the purpose of interpretation.

Annex G

NOTICE OF EXTRAORDINARY GENERAL MEETING

mainz biomed N.V.

Notice is given that an annual general meeting of Mainz Biomed N.V., a public company under Dutch law, registered with the Dutch trade register under number 82122571 (the “Company”), will be held at the office of CMS, Atrium, Parnassusweg 737, 1077 DG Amsterdam, the Netherlands, on Wednesday 22 April 2026 at 14.00 hours Central European Time (the “EGM”).

Agenda

The agenda for the EGM and related documents and further information regarding the EGM can be found on the Company’s website at https://www.mainzbiomed.com/investors. They are also available for inspection and can be obtained free of charge at the offices of the Company.

Record Date

The Record Date for the EGM is Wednesday 25 March 2026 Eastern Time. Each share outstanding on the Record Date entitles the holder to cast one vote on each voting item at the EGM.

Shareholders of Record

Shareholders of Record are those who are shareholders of the Company, or otherwise have voting rights or meeting rights in respect of shares in the capital of the Company, at the Record Date and who are recorded as such in the part of the register of shareholders of the Company, including all records and other data carriers relating thereto, kept by Transhare Corporation, the Company’s transfer agent, irrespective of any changes to the entitlement to their shares or to their voting rights or meeting rights after the Record Date.

Beneficial Owners

Beneficial Owners are those who beneficially own shares in the capital of the Company through a bank, broker or other nominee on the Record Date.

Attendance

A Shareholder of Record or Beneficial Owner who wishes to attend the EGM, in person or by a proxy, must notify the Company of its intention to do so by e-mail at ir@mainzbiomed.com no later than 18.00 hours Central European Time on Tuesday 21 April 2026. The notice must contain the name and the number of shares the Shareholder of Record or Beneficial Owner will represent at the EGM. In addition, a Shareholder of Record or Beneficial Owner who wishes to attend the EGM by a proxy must enclose its signed proxy. A proxy can be downloaded from the website of the Company at https://www.mainzbiomed.com/investors.

A Beneficial Owner must also enclose:

(a)	proof of its beneficial ownership of the relevant shares, for instance a recent account statement; and

(b)	a signed proxy from the bank, broker or other nominee registered in the part of the register of shareholders of the Company, including all records and other data carriers relating thereto, kept by Transhare Corporation as the holder of the relevant shares on the Record Date, confirming that the Beneficial Owner is authorised to attend and vote at the EGM.

Beneficial Owners should contact their bank, broker or other nominee to obtain such a proxy from them.

Any notice of attendance, proof of beneficial ownership or signed proxy received after 18.00 hours Central European Time on Tuesday 21April 2026 will be disregarded. Shareholders of Record, Beneficial Owners and proxyholders who have not complied with the procedures described above may be refused entry to the EGM.

All attendees must be prepared to show a valid proof of identity for admittance.

To avoid misunderstandings, the procedures outlined above do not apply with respect to proxy cards solicited through Broadridge, the Company’s proxy solicitor. Shareholders of Record using such a proxy card should follow the instructions and observe the deadlines specified on the proxy card they receive.

How to vote

Shareholders of Record and Beneficial Owners may vote in person or by proxy at the EGM in accordance with the procedures described above.

Beneficial Owners may also have their shares voted by following the procedures specified on their broker’s voting instruction form. Shortly before the EGM, the brokers will tabulate the votes they have received and submit one or more proxy cards to the Company reflecting the aggregate votes of the Beneficial Owners.

Contact details

For further information please contact the Company’s Investor Relations Department by e-mail at ir@mainzbiomed.com.

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